As filed with the Securities and Exchange Commission on February 28, 2025

SEC File Nos. 333-29511 and 811-08261

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Securities Act of 1933 ☒

Pre-Effective Amendment No. ☐
Post-Effective Amendment No. 87 ☒

and/or

Registration Statement Under the Investment Company Act of 1940 ☒
Amendment No. 89 ☒

Madison Funds

550 Science Drive
Madison, WI 53711
(800) 767-0300
(Registrant’s Exact Name, Address and Telephone Number)

Steve J. Fredricks

Chief Legal Officer & Chief Compliance Officer

Madison Asset Management, LLC

550 Science Drive
Madison, WI 53711
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b)

☒ on February 28, 2025 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus February 28, 2025

U.S. BOND FUNDS:	U.S. STOCK FUNDS:
Madison High Quality Bond Fund	Madison Dividend Income Fund
Class Y - MIIBX ● Class I - MIIRX	Class A - MADAX ● Class I - MDMIX
Class Y - BHBFX ● Class R6 - MADRX

Madison Core Bond Fund	Madison Large Cap Fund[1]
Class A - MBOAX ● Class I - MBOIX	Class A - MNVAX ● Class I - MIVIX
Class Y - MBOYX ● Class R6 - MBORX	Class Y - MINVX ● Class R6 - MNVRX

Madison Tax-Free National Fund	Madison Mid Cap Fund
Class Y - GTFHX	Class A - MERAX ● Class I - MDCIX
Class Y - GTSGX ● Class R6 - MMCRX

Madison Small Cap Fund
Class A - MASMX ● Class I - MSCIX
ASSET ALLOCATION FUNDS:	Class Y - BVAOX ● Class R6 - MSCRX
Madison Conservative Allocation Fund
Class A - MCNAX	COVERED CALL STOCK FUND:
Madison Moderate Allocation Fund	Madison Covered Call & Equity Income Fund
Class A - MMDAX	Class A - MENAX ● Class I - MENIX
Madison Aggressive Allocation Fund	Class R6 – MENRX ● Class Y - MENYX
Class A - MAGSX
Madison Diversified Income Fund
Class A - MBLAX

1 Formerly known as the Investors Fund.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares in these funds, nor does the Commission guarantee the accuracy or adequacy of the prospectus. Any statement to the contrary is a criminal offense.

MADISON FUNDS®

Please note that an investment in any of these funds is not a deposit in a financial institution and is neither insured nor endorsed in any way by any financial institution or government agency.

(This page intentionally left blank.)

MADISON CONSERVATIVE ALLOCATION FUND	Fund Summary

Share Class/Ticker:	Class A - MCNAX

Investment Objective

The Madison Conservative Allocation Fund (the “Fund”) seeks income, capital appreciation and relative stability of value.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for Class A sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds.

More information about these and other discounts is available from your financial professional, in the “Sales Charges and Fees” section on page 55 of the prospectus, in the “More About Purchasing and Selling Shares” section on page 47 of the Funds' statement of additional information (“SAI”) and in the sales charge waiver appendix to this prospectus.

Shareholder Fees: (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A
Management Fees	0.20%
Distribution and/or Service (Rule 12b-1) Fees	0.25%
Other Expenses	0.25%
Acquired Fund Fees and Expenses[1]	0.29%
Total Annual Fund Operating Expenses[2]	0.99%

[1]	Fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more underlying funds.
[2]	Total annual fund operating expenses for the period ended October 31, 2024 do not match the financial statements because the financial statements do not include acquired fund fees and expenses.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$670	$872	$1,091	$1,718

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in shares of other registered investment companies (the “underlying funds”). The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the Fund’s investment adviser. Under normal circumstances, the Fund’s total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 35% equity investments and 65% fixed income investments. Underlying funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including other Madison Funds (the “affiliated underlying funds”). Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, as of October 31, 2024, the Fund’s portfolio allocation as a percentage of net assets was:

-	Bond Funds	67.6%
-	Stock Funds	22.9%
-	Foreign Stock Funds	7.7%
-	Short-Term Investments	7.9%
-	Net Other Assets and Liabilities:	-6.1%

With regard to investments in debt securities, Madison’s bias is toward securities with intermediate and short-term maturities. As of December 31, 2024, the weighted average duration of the Fund’s debt portfolio was 5.54 years.

Madison may employ multiple analytical approaches to determine the appropriate asset allocation for the Fund, including:

●	Macroeconomic analysis. This approach analyzes high frequency economic and market data across the global markets in an effort to identify attractive investment opportunities in countries, regions and/or asset classes.

●	Fundamental analysis. This approach reviews fundamental asset class valuation data to determine the absolute and relative attractiveness of existing and potential investment opportunities.

●	Correlation analysis. This approach considers the degree to which returns in different asset classes do or do not move together, and the Fund’s aim to achieve a favorable overall risk and return profile.

●	Scenario analysis. This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the Fund under different economic and market conditions.

In addition, Madison has a flexible mandate that permits the Fund, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.

The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.

Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.

Principal Risks

The Fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including ETFs. Thus, the Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.

The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

Asset Allocation Risk. The Fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

Interest Rate Risk. The Fund, through the underlying funds, is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk.

Credit and Prepayment/Extension Risk. The Fund, through the underlying funds, is also subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also prepayment/extension risk, which is the chance that a rise/fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the underlying fund’s return.

Non-Investment Grade Security Risk. The Fund, through the underlying funds, may invest in non-investment grade securities (i.e., “junk” bonds). Issuers of non-investment grade securities are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

Equity Risk. The Fund, through the underlying funds, is subject to equity risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the circumstances and performance of companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Foreign Security Risk. Investments of underlying funds that invest in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Market Risk. While the majority of the Fund’s assets will typically be invested in underlying funds that invest primarily in debt securities, to the extent that the Fund invests in underlying funds that invest in equities, the Fund is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s investment results have varied from year to year. The table shows the Fund’s average annual total returns for various periods compared to a broad market index, as well as a custom index that reflects the Fund’s asset allocation targets. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.

Calendar Year Total Returns for Class A Shares

(Returns do not reflect sales charges and would be lower if they did.)

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2020	7.42%
Lowest:	2Q 2022	-7.84%

Average Annual Total Returns

For Periods Ended December 31, 2024

		1 Year	5 Years	10 Years
Class A Shares –	Return Before Taxes	-1.49%	0.60%	2.48%
	Return After Taxes on Distributions	-2.59%	-0.69%	1.20%
	Return After Taxes on Distributions and Sale of Fund Shares	-0.88%	0.12%	1.57%

ICE BofA U.S. Corporate, Government & Mortgage Index (reflects no deduction for sales charges, account fees, expenses or taxes)		1.35%	-0.39%	1.34%
Conservative Allocation Fund Custom Index (reflects no deduction for sales charges, account fees, expenses or taxes)		6.95%	3.76%	4.61%

The Conservative Allocation Fund Custom Index consists of 65% Bloomberg U.S. Aggregate Bond Index, 24.5% Russell 3000® Index and 10.5% MSCI ACWI ex-USA Index.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Fund shares.

Portfolio Management

The investment adviser to the Fund is Madison Asset Management, LLC. Patrick Ryan, CFA (Head of Multi-Asset Solutions, Portfolio Manager) and Stuart Dybdahl, CFA and CAIA (Vice President, Portfolio Manager/Analyst) co-manage the Fund. Mr. Ryan has served in this capacity since January 2008 and Mr. Dybdahl has served in this capacity since February 2023.

Purchase and Sale of Fund Shares

The minimum investment amount to establish an account in Class A shares is normally $1,000 for non-retirement accounts and $500 for individual retirement and education savings accounts, and the minimum to add to an account is $50. For an account established with an automatic investment plan the minimum is $50 per month to establish or add to an account.

The Fund will waive the minimum investment requirements for certain employee benefit plans and for certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances and on a case-by-case basis if deemed to be in the best interest of the Fund.

You may generally purchase, exchange or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at www.madisonfunds.com. Requests must be received in good order by the Fund or its transfer agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the broker-dealer or financial intermediary to learn how to place an order.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the Fund may be taxed as ordinary income or long-term capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

MADISON MODERATE ALLOCATION FUND	Fund Summary

Share Class/Ticker:	Class A - MMDAX

Investment Objective

The Madison Moderate Allocation Fund (the “Fund”) seeks capital appreciation, income and moderated market risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for Class A sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds.

More information about these and other discounts is available from your financial professional, in the “Sales Charges and Fees” section on page 55 of the prospectus, in the “More About Purchasing and Selling Shares” section on page 47 of the Funds' statement of additional information (“SAI”) and in the sales charge waiver appendix to this prospectus.

Shareholder Fees: (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A
Management Fees	0.20%
Distribution and/or Service (Rule 12b-1) Fees	0.25%
Other Expenses	0.25%
Acquired Fund Fees and Expenses[1]	0.30%
Total Annual Fund Operating Expenses[2]	1.00%
[1]	Fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more underlying funds.

[2]	Total annual fund operating expenses for the period ended October 31, 2024 do not match the financial statements because the financial statements do not include acquired fund fees and expenses.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$671	$875	$1,096	$1,729

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in shares of other registered investment companies (the “underlying funds”). The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the Fund’s investment adviser. Under normal circumstances, the Fund’s total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments and 40% fixed income investments. Underlying funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including other Madison Funds (the “affiliated underlying funds”). Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, as of October 31, 2024, the Fund’s portfolio allocation as a percentage of net assets was:

-	Bond Funds:	46.5%
-	Stock Funds:	39.1%
-	Foreign Stock Funds:	13.8%
-	Short-Term Investments:	6.4%
-	Net Other Assets and Liabilities:	-5.8%

With regard to investments in debt securities, Madison’s bias is toward securities with intermediate and short-term maturities. As of December 31, 2024, the weighted average duration of the Fund’s debt portfolio was 5.35 years.

Madison may employ multiple analytical approaches to determine the appropriate asset allocation for the Fund, including:

●	Macroeconomic analysis. This approach analyzes high frequency economic and market data across the global markets in an effort to identify attractive investment opportunities in countries, regions and/or asset classes.

●	Fundamental analysis. This approach reviews fundamental asset class valuation data to determine the absolute and relative attractiveness of existing and potential investment opportunities.

●	Correlation analysis. This approach considers the degree to which returns in different asset classes do or do not move together, and the Fund’s aim to achieve a favorable overall risk and return profile.

●	Scenario analysis. This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the Fund under different economic and market conditions.

In addition, Madison has a flexible mandate that permits the Fund, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.

The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.

Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.

Principal Risks

The Fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including ETFs. Thus, the Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying Fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.

The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

Asset Allocation Risk. The Fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

Equity Risk. The Fund, through the underlying funds, is subject to equity risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the circumstances and performance of companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Interest Rate Risk. The Fund, through the underlying funds, is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk.

Credit and Prepayment/Extension Risk. The Fund, through the underlying funds, is also subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also prepayment/extension risk, which is the chance that a rise/fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the underlying Fund’s return.

Non-Investment Grade Security Risk. The Fund, through the underlying funds, may invest in non-investment grade securities (i.e., “junk” bonds). Issuers of non-investment grade securities are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Foreign Security Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Market Risk. The Fund, through the underlying funds, is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements. Certain of the underlying funds may invest in the equity securities of smaller companies, which may fluctuate more in value and be more thinly traded than the general market.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s investment results have varied from year to year. The table shows the Fund’s average annual total returns for various periods compared to a broad market index, as well as a custom index that reflects the Fund’s asset allocation targets. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.

Calendar Year Total Returns for Class A Shares
(Returns do not reflect sales charges and would be lower if they did.)

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2020	9.82%
Lowest:	2Q 2022	-10.33%

Average Annual Total Returns

For Periods Ended December 31, 2024

		1 Year	5 Years	10 Years
Class A Shares –	Return Before Taxes	0.88%	2.20%	3.99%
	Return After Taxes on Distributions	-0.59%	0.70%	2.48%
	Return After Taxes on Distributions and Sale of Fund Shares	0.52%	1.30%	2.75%

S&P 500® Index (reflects no deduction for sales charges, account fees, expenses or taxes)		25.02%	14.53%	13.10%
Moderate Allocation Fund Custom Index (reflects no deduction for sales charges, account fees, expenses or taxes)		11.16%	6.59%	6.85%

The Moderate Allocation Fund Custom Index consists of 42% Russell 3000® Index, 40% Bloomberg U.S. Aggregate Bond Index and 18% MSCI ACWI ex-USA Index.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Fund shares.

Portfolio Management

The investment adviser to the Fund is Madison Asset Management, LLC. Patrick Ryan, CFA (Head of Multi-Asset Solutions, Portfolio Manager) and Stuart Dybdahl, CFA and CAIA (Vice President, Portfolio Manager/Analyst) co-manage the Fund. Mr. Ryan has served in this capacity since January 2008 and Mr. Dybdahl has served in this capacity since February 2023.

Purchase and Sale of Fund Shares

The minimum investment amount to establish an account in Class A shares is normally $1,000 for non-retirement accounts and $500 for individual retirement and education savings accounts, and the minimum to add to an account is $50. For an account established with an automatic investment plan the minimum is $50 per month to establish or add to an account.

The Fund will waive the minimum investment requirements for certain employee benefit plans and for certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances and on a case-by-case basis if deemed to be in the best interest of the Fund.

You may generally purchase, exchange or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at www.madisonfunds.com. Requests must be received in good order by the Fund or its transfer agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the broker-dealer or financial intermediary to learn how to place an order.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the Fund may be taxed as ordinary income or long-term capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

MADISON AGGRESSIVE ALLOCATION FUND	Fund Summary

Share Class/Ticker:	Class A - MAGSX

Investment Objective

The Madison Aggressive Allocation Fund (the “Fund”) seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for Class A sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds. More information about these and other discounts is available from your financial professional, in the “Sales Charges and Fees” section on page 55 of the prospectus, in the “More About Purchasing and Selling Shares” section on page 47 of the Funds' statement of additional information (“SAI”) and in the sales charge waiver appendix to this prospectus.

Shareholder Fees: (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A
Management Fees	0.20%
Distribution and/or Service (Rule 12b-1) Fees	0.25%
Other Expenses	0.25%
Acquired Fund Fees and Expenses[1]	0.30%
Total Annual Fund Operating Expenses[2]	1.00%
[1]	Fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more underlying funds.
[2]	Total annual fund operating expenses for the period ended October 31, 2024 do not match the financial statements because the financial statements do not include acquired fund fees and expenses.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$671	$875	$1,096	$1,729

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in shares of other registered investment companies (the “underlying funds”). The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the Fund’s investment adviser. Under normal circumstances, the Fund’s total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 80% equity investments and 20% fixed income investments. Underlying funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including other Madison Funds (the “affiliated underlying funds”). Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, as of October 31, 2024, the Fund’s portfolio allocation as a percentage of net assets was:

-	Bond Funds:	27.2%
-	Stock Funds:	51.8%
-	Foreign Stock Funds:	19.0%
-	Short-Term Investments:	9.8%
-	Net Other Assets and Liabilities:	-7.8%

With regard to investments in debt securities, Madison’s bias is toward securities with intermediate and short-term maturities. As of December 31, 2024, the weighted average duration of the Fund’s debt portfolio was 5.16 years.

Madison may employ multiple analytical approaches to determine the appropriate asset allocation for the Fund, including:

●	Macroeconomic analysis. This approach analyzes high frequency economic and market data across the global markets in an effort to identify attractive investment opportunities in countries, regions and/or asset classes.

●	Fundamental analysis. This approach reviews fundamental asset class valuation data to determine the absolute and relative attractiveness of existing and potential investment opportunities.

●	Correlation analysis. This approach considers the degree to which returns in different asset classes do or do not move together, and the Fund’s aim to achieve a favorable overall risk and return profile.

●	Scenario analysis. This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the Fund under different economic and market conditions.

In addition, Madison has a flexible mandate that permits the Fund, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.

The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.

Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.

Principal Risks

The Fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including ETFs. Thus, the Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.

The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

Asset Allocation Risk. The Fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

Equity Risk. The Fund, through the underlying funds, is subject to equity risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the circumstances and performance of companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Interest Rate Risk. To the extent that the Fund invests in underlying funds that invest in debt securities, the Fund will be subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk.

Credit and Prepayment/Extension Risk. The Fund, through the underlying funds, is also subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also prepayment/extension risk, which is the chance that a rise/fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the underlying Fund’s return.

Non-Investment Grade Security Risk. The Fund, through the underlying funds, may invest in non-investment grade securities (i.e., “junk” bonds). Issuers of non-investment grade securities are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Foreign Security Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Market Risk. The Fund, through the underlying funds, is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements. Certain of the underlying funds may invest in the equity securities of smaller companies, which may fluctuate more in value and be more thinly traded than the general market.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s investment results have varied from year to year. The table shows the Fund’s average annual total returns for various periods compared to a broad market index, as well as a custom index that reflects the Fund’s asset allocation targets. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.

Calendar Year Total Returns for Class A Shares

(Returns do not reflect sales charges and would be lower if they did.)

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2020	12.11%
Lowest:	1Q 2020	-13.53%

Average Annual Total Returns

For Periods Ended December 31, 2024

		1 Year	5 Years	10 Years
Class A Shares –	Return Before Taxes	2.68%	3.20%	5.05%
	Return After Taxes on Distributions	0.95%	1.66%	3.42%
	Return After Taxes on Distributions and Sale of Fund Shares	1.59%	2.08%	3.58%

S&P 500® Index (reflects no deduction for sales charges, account fees, expenses or taxes)		25.02%	14.53%	13.10%
Aggressive Allocation Fund Custom Index (reflects no deduction for sales charges, account fees, expenses or taxes)		14.61%	8.79%	8.58%

The Aggressive Allocation Fund Custom Index consists of 56% Russell 3000® Index, 24% MSCI ACWI ex-USA Index and 20% Bloomberg U.S. Aggregate Bond Index.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Fund shares.

Portfolio Management

The investment adviser to the Fund is Madison Asset Management, LLC. Patrick Ryan, CFA (Head of Multi-Asset Solutions, Portfolio Manager) and Stuart Dybdahl, CFA and CAIA (Vice President, Portfolio Manager/Analyst) co-manage the Fund. Mr. Ryan has served in this capacity since January 2008 and Mr. Dybdahl has served in this capacity since February 2023.

Purchase and Sale of Fund Shares

The minimum investment amount to establish an account in Class A shares is normally $1,000 for non-retirement accounts and $500 for individual retirement and education savings accounts, and the minimum to add to an account is $50. For an account established with an automatic investment plan the minimum is $50 per month to establish or add to an account.

The Fund will waive the minimum investment requirements for certain employee benefit plans and for certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances and on a case-by-case basis if deemed to be in the best interest of the Fund.

You may generally purchase, exchange or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at www.madisonfunds.com. Requests must be received in good order by the Fund or its transfer agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the broker-dealer or financial intermediary to learn how to place an order.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the Fund may be taxed as ordinary income or long-term capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

MADISON DIVERSIFIED INCOME FUND	Fund Summary

Share Class/Ticker:	Class A - MBLAX

Investment Objective

The Madison Diversified Income Fund (the “Fund”) seeks a high total return through the combination of income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for Class A sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds.

More information about these and other discounts is available from your financial professional, in the “Sales Charges and Fees” section on page 55 of the prospectus, in the “More About Purchasing and Selling Shares” section on page 47 of the Funds' statement of additional information (“SAI”) and in the sales charge waiver appendix to this prospectus.

Shareholder Fees: (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A
Management Fees[1]	0.20%
Distribution and/or Service (Rule 12b-1) Fees	0.25%
Other Expenses	0.21%
Acquired Fund Fees and Expenses[2]	0.50%
Total Annual Fund Operating Expenses[3]	1.16%
[1]	The Fund’s management fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion.
[2]	Fees and expenses incurred indirectly by the Fund as a result of investing in shares of one or more underlying funds.
[3]	Total annual fund operating expenses for the period ended October 31, 2024 do not match the financial statements because the financial statements do not include acquired fund fees and expenses.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$686	$922	$1,177	$1,903

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in shares of other registered investment companies (the “underlying funds”). The Fund will be diversified among several asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the Fund’s investment adviser. Under normal circumstances, the Fund’s total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 50% equity investments and 50% fixed income investments. Underlying funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including other Madison Funds and ETFs (the “affiliated underlying funds”). Generally, Madison will not invest more than 80% of the Fund’s net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, as of October 31, 2024, the Fund’s portfolio allocation as a percentage of net assets was:

-	Bond Funds/Fixed-Income Securities:	49.6%
-	Stock Funds/Common Stocks:	47.6%
-	Short-Term Investments:	4.0%
-	Net Other Assets and Liabilities:	-1.2%

With regard to investments in debt securities, Madison’s bias is toward securities with intermediate and short-term maturities. As of December 31, 2024, the weighted average duration of the Fund’s debt portfolio was 4.33 years.

Madison may employ multiple analytical approaches to determine the appropriate allocation among the underlying funds, including:

●	Macroeconomic analysis. This approach analyzes high frequency economic and market data across the global markets in an effort to identify attractive investment opportunities in countries, regions and/or asset classes.

●	Fundamental analysis. This approach reviews fundamental asset class valuation data to determine the absolute and relative attractiveness of existing and potential investment opportunities.

●	Correlation analysis. This approach considers the degree to which returns in different asset classes do or do not move together, and the Fund’s aim to achieve a favorable overall risk and return profile.

●	Scenario analysis. This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the Fund under different economic and market conditions.

In addition, Madison has a flexible mandate that permits the Fund, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.

The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.

Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.

Principal Risks

The Fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including ETFs. Thus, the Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.

The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

Asset Allocation Risk. The Fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based ETF investments may not replicate exactly the performance of their specific index because of transactions costs and because of the temporary unavailability of certain component securities of the index.

Equity Risk. The Fund is subject to equity risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the circumstances and performance of companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Capital Gain Realization Risks to Taxpaying Shareholders. Because of the focused nature of the Fund’s equity portfolio, the Fund is susceptible to capital gain realization. In other words, when the Fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The Fund’s sale of just a few positions will represent a larger percentage of the Fund’s assets compared with, say, a fund that has hundreds of securities positions.

Interest Rate Risk. The Fund is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk.

Credit Risk. The Fund is subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due.

Non-Investment Grade Security Risk. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weak financial health and, compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. Because the Fund may invest a significant portion of its assets in these securities, the Fund may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell these securities. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment. Because of the risks involved in investing in non-investment grade securities, an investment in a fund that invests in such securities should be considered speculative.

Real Estate Investment Trusts “REITs” Risk. REITs pool investors’ funds for investment primarily in real estate properties or real estate-related loans.  REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs.  REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general.  These risks can include, but are not limited, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry.  In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the price volatility of REITs), may have less trading volume and liquidity, and may be subject to more abrupt or erratic price movements than the overall securities market.  REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended.  REITs are subject to the risk of failing to qualify for favorable tax treatment under the Code.

Foreign Security and Emerging Market Risk. Investments in foreign securities, including investments in ADRs (defined below) and emerging market securities, involve risks relating to currency fluctuations and to political, social, and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Depository Receipt Risk. Depository receipts, such as American depository receipts (“ADRs”), global depository receipts (“GDRs”), and European depository receipts (“EDRs”), may be issued in sponsored or un-sponsored programs.  In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depository receipts.  In an un-sponsored program, the issuer may not be directly involved in the creation of the program.  Depository receipts involve many of the same risks as direct investments in foreign securities.  These risks include, but are not limited to, fluctuations in currency exchange rates, which are affected by international balances of payments and other financial conditions; government interventions; and speculation.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.  Investments in depository receipts that are traded over the counter may also be subject to liquidity risk.

Market Risk. The share price of the Fund reflects the value of the securities it holds. If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount). If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s investment results have varied from year to year. The table shows the Fund’s average annual total returns for various periods compared to a broad measure of market performance, as well as a custom index that reflects a hypothetical investment allocation of 50% bonds and 50% stock. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Performance data presented below for all periods prior to July 31, 2023, represents the performance of the previous portfolio management team of Madison who used different principal investment strategies to achieve the Fund's investment objective. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.

Calendar Year Total Returns for Class A Shares

(Returns do not reflect sales charges and would be lower if they did.)

Highest/Lowest quarter end results during this period were:

Highest:	4Q 2022	10.12%
Lowest:	1Q 2020	-13.59%

Average Annual Total Returns

For Periods Ended December 31, 2024
		1 Year	5 Years	10 Years
Class A Shares –	Return Before Taxes	-1.26%	2.94%	5.26%
	Return After Taxes on Distributions	-4.13%	0.57%	3.32%
	Return After Taxes on Distributions and Sale of Fund Shares	-0.78%	1.91%	3.82%
S&P 500® Index (reflects no deduction for sales charges, account fees, expenses or taxes)		25.02%	14.53%	13.10%
ICE BofA U.S. Corporate, Government & Mortgage Index (reflects no deduction for sales charges, account fees, expenses or taxes)		1.35%	-0.39%	1.34%
Custom Blended Index (reflects no deduction for sales charges, account fees, expenses or taxes)		12.70%	7.15%	7.35%
Diversified Income Custom Benchmark*		8.69%	5.10%	5.62%

The Custom Blended Index consists of 50% ICE BofA US Corp. Govt. & Mtg. Index and 50% S&P 500 Index.

The Diversified Income Custom Benchmark consists of 50% Bloomberg US Intermediate Aggregate Bond Index; 30% Dow Jones US Dividend 100 Index; 20% CBOE S&P 500 BuyWrite Index as of 12/31/2024.

*	The Custom Blended Index is being replaced by the Diversified Income Custom Benchmark to more closely align with the investment objectives of the Fund.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Fund shares.

Portfolio Management

The investment adviser to the Fund is Madison Asset Management, LLC. Patrick Ryan, CFA (Head of Multi-Asset Solutions, Portfolio Manager) and Stuart Dybdahl, CFA and CAIA (Vice President, Portfolio Manager/ Analyst) co-manage the Fund. Messrs. Ryan and Dybdahl have served in this capacity since July 2023.

Purchase and Sale of Fund Shares

The minimum investment amount to establish an account in Class A shares is normally $1,000 for non-retirement accounts and $500 for individual retirement and education savings accounts, and the minimum to add to an account is $50. For an account established with an automatic investment plan the minimum is $50 per month to establish or add to an account.

The Fund will waive the minimum investment requirements for certain employee benefit plans and for certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances and on a case-by-case basis if deemed to be in the best interest of the Fund.

You may generally purchase, exchange or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at www.madisonfunds.com. Requests must be received in good order by the Fund or its transfer agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the broker-dealer or financial intermediary to learn how to place an order.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

MADISON TAX-FREE NATIONAL FUND	Fund Summary

Share Class/Ticker:	Class Y - GTFHX

Investment Objective

The Madison Tax-Free National Fund (the “Fund”) seeks to receive income from municipal bonds and to distribute that income to shareholders as tax-free dividends.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder Fees: (fees paid directly from your investment)	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management Fees	0.40%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	0.36%
Total Annual Fund Operating Expenses	0.76%

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$78	$243	$422	$942

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in municipal bonds that are exempt from federal income taxes. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The Fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The Fund only invests in investment grade bonds, which means bonds rated in the top four rating categories by a nationally recognized statistical rating organization, such as Moody’s, S&P or Fitch; however, if a bond is downgraded below investment grade, the Fund may need to hold the bond for a period of time in an attempt to avoid selling it at a “fire sale” price. The Fund invests in general obligation bonds of states and municipalities (backed by the general credit of the issuing city, state or county) and specific or limited purpose bonds (supported by, for example, a specific power company, hospital or highway project).

The Fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of 7 to 15 years. The Fund’s weighted average life as of December 31, 2024 was 9.84 years. Under normal market conditions, the Fund will have an average duration range of 3 to 10 years, although it is expected to center around 3 to 7 years. Duration is an approximation of the expected change in a debt security’s price given a 1% move in interest rates, using the following formula: [change in debt security value = (change in interest rates) x (duration) x (-1)]. By way of example, assume XYZ company issues a five year bond which has a duration of 4.5 years. If interest rates were to instantly increase by 1%, the bond would be expected to decrease in value by approximately 4.5%. Securities are selected for the Fund that, in the opinion of the portfolio managers, provide the highest combination of yield (i.e., the interest rate the bond pays in relation to its price), credit risk and diversification. To a lesser extent, consideration is also given as to whether a particular bond may increase in value from its price at the time of purchase. The Fund generally holds 50-75 individual securities in its portfolio at any given time. This reflects the belief of the Fund's investment adviser, Madison Asset Management, LLC (“Madison”), that your money should be invested in Madison’s top investment ideas, and that focusing on Madison's best investment ideas is the best way to achieve the Fund’s investment objectives.

In the event Madison determines that extraordinary conditions exist (such as tax law changes or a need to adopt a defensive investment position) making it advisable to invest a larger portion of the Fund’s assets in taxable investments, more than 20% and even as much as 100% of the Fund’s assets could be invested in securities whose income is taxable on the federal or state level. If this situation were to occur, the Fund would not be invested in a manner designed to achieve its investment objective.

Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in tax-free money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.

Principal Risks

The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

Risks of General Obligation versus Limited Purpose Bonds. General obligation bonds are backed by the unlimited taxing powers of the municipality issuing the bonds. Limited purpose bonds or “limited tax general obligation bonds” are more risky because the pledged tax revenues backing the bonds are limited to revenue sources and maximum property tax millage amounts. For example, a bond issued by the Commonwealth of Virginia has an unlimited tax pledge backing the debt service, while a bond issued for Arlington, Virginia Public School system has a limited revenue source which is property taxes in the district.

Legislative Risk. Municipal bonds pay lower rates of interest than comparable corporate bonds because of the tax-free nature of their interest payments. If the tax-free status of municipal securities is altered or eliminated by an act of Congress or the legislature of any particular state, the value of the affected bonds will drop. This is because their low interest payments will be less competitive with other taxable bonds.

Interest Rate Risk. As with most income funds, the Fund is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. When interest rates rise, bond prices fall; generally, the longer the bond’s maturity, the more sensitive it is to this risk.

Call Risk. If a bond issuer “calls” a bond held by the Fund (i.e., pays it off at a specified price before it matures), the Fund could have to reinvest the proceeds at a lower interest rate. It may also experience a loss if the bond is called at a price lower than what the Fund paid for the bond.

Risk of Default. Although Madison monitors the condition of bond issuers, it is still possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value. Some federal agency securities are not backed by the full faith and credit of the United States, so in the event of default, the Fund would have to look to the agency issuing the bond for ultimate repayment.

Liquidity Risk. The Fund is also subject to liquidity risk, which means there may be little or no trading activity for the debt securities in which the Fund invests, and that may make it difficult for the Fund to value accurately and/or sell those securities. In addition, liquid debt securities in which the Fund invests are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic, regulatory or market conditions, or adverse investor perceptions. If the Fund experiences rapid, large redemptions during a period in which a substantial portion of its debt securities are illiquid, the Fund may be forced to sell those securities at a discount, which could result in significant Fund and shareholder losses. Liquidity risk may be higher for this Fund than those of income funds that hold U.S. government securities as part of their portfolios because the liquidity of U.S. government securities has historically continued in times of recent market stress.  This Fund normally holds few or no U.S. government securities.

Capital Gains Tax-Related Risk. While dividend income is expected to be tax-free, Fund shareholders can recognize taxable income in two ways: (1) if you sell your shares at a price that is higher than when you bought them, you will have a taxable capital gain; on the other hand, if you sell your shares at a price that is lower than the price when you bought them, you will have a capital loss; and (2) in the event the Fund sells more securities at prices higher than when they were bought by the Fund, the Fund may pass through the profit it makes from these transactions by making a taxable capital gain distribution.

Alternative Minimum Tax (AMT) Risk. In addition to possible taxable capital gain distributions, certain bonds owned by the Fund generate income that is subject to the federal AMT. The interest on these “private activity” bonds could become subject to AMT if you are a taxpayer that meets the AMT criteria. If you are subject to AMT, you will be required to add any income attributable to these bonds (as reported by the Fund annually) to other so-called “tax preference items” to determine possible liability for AMT. Income from AMT bonds may not exceed 20% of the Fund’s net income.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s investment results have varied from year to year. The table shows the Fund’s average annual total returns for various periods compared to a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.

Calendar Year Total Returns for Class Y Shares

Highest/Lowest quarter end results during this period were:

Highest:	4Q 2023	5.78%
Lowest:	1Q 2022	-5.06%

Average Annual Total Returns

For Periods Ended December 31, 2024

		1 Year	5 Years	10 Years
Class Y Shares –	Return Before Taxes	0.43%	0.42%	1.52%
	Return After Taxes on Distributions	0.43%	0.34%	1.42%
	Return After Taxes on Distributions and Sale of Fund Shares	1.15%	0.76%	1.65%
ICE BofA 1-22 Year U.S. Municipal Securities Index (reflects no deductions for sales charges, account fees, expenses or taxes)		1.44%	1.17%	2.18%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Fund shares.

Portfolio Management

The investment adviser to the Fund is Madison Asset Management, LLC. Mike Peters, CFA (Vice President, Portfolio Manager) and Jeffrey Matthias, CFA (Vice President, Portfolio Manager) co-manage the Fund. Mr. Peters has served in this capacity since February 1997 and Mr. Matthias has served in this capacity since February 2016.

Purchase and Sale of Fund Shares

The minimum investment amount to establish an account in Class Y shares is normally $1,000 for non-retirement accounts and $500 for individual retirement and education savings accounts, and the minimum to add to an account is $50. For an account established with an automatic investment plan the minimum is $50 per month to establish or add to an account.

The Fund will waive the minimum investment requirements for certain employee benefit plans and for certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances and on a case-by-case basis if deemed to be in the best interest of the Fund.

You may generally purchase, exchange or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at www.madisonfunds.com. Requests must be received in good order by the Fund or its transfer agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the broker-dealer or financial intermediary to learn how to place an order.

Tax Information

Capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes; however, tax-exempt interest distributions will generally be exempt from federal income taxes and with regard to state income taxes, the tax- exempt interest attributable to the shareholder’s home state may be exempt from taxes in that state. In most states, however, the rest of the capital gains distributions and dividends from the Fund will be subject to state income tax. In addition to possible taxable capital gains distributions, certain bonds owned by the Fund generate income that is subject to AMT, although income from AMT bonds will not exceed 20% of the Fund’s net income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

MADISON HIGH QUALITY BOND FUND	Fund Summary

Share Class/Ticker:	Class Y - MIIBX	Class I - MIIRX

Investment Objective

The Madison High Quality Bond Fund (the “Fund”) seeks to obtain the highest total investment return within the policy limitations of (1) investing in bonds and money market instruments rated A or better, and (2) maintaining a dollar weighted average maturity of ten years or less.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder Fees: (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y	Class I
Management Fees	0.30%	0.30%
Distribution and/or Service (Rule 12b-1) Fees	None	None
Other Expenses	0.20%	0.11%
Total Annual Fund Operating Expenses	0.50%	0.41%

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$51	$160	$280	$628
Class I	42	132	230	518

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective through diversified investments in a broad range of corporate debt securities, obligations of the U.S. Government and its agencies, and money market instruments. In seeking to achieve the Fund’s goals, the Fund’s investment adviser, Madison Asset Management, LLC (“Madison”), will (1) shorten or lengthen the weighted average life of the Fund based on its anticipation of the movement of interest rates (the dollar weighted average maturity is expected to be ten years or less), and (2) monitor the yields of the various bonds that satisfy the Fund’s investment guidelines to determine the best combination of yield, credit risk and diversification for the Fund. Under normal market conditions, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in higher quality bond issues and, therefore, intends to maintain an overall portfolio quality rating of A by Standard & Poor’s and/or A2 by Moody’s. The dollar weighted average maturity of the Fund as of December 31, 2024 was 3.82 years. The Fund generally holds 50-75 individual securities in its portfolio at any given time. This reflects Madison's belief that your money should be invested in Madison’s top investment ideas, and that focusing on Madison's highest conviction investment ideas is the best way to achieve the Fund’s investment objective.

Madison may alter the composition of the Fund with regard to quality and maturity and may sell securities prior to maturity. Under normal circumstances, however, turnover for the Fund is generally not expected to exceed 100%. Sales of Fund securities may result in capital gains. This can occur any time Madison sells a bond at a price that was higher than the purchase price, even if Madison does not engage in active or frequent trading. Madison’s intent when it sells bonds is to “lock in” any gains already achieved by that investment or, alternatively, prevent additional or potential losses that could occur if Madison continued to hold the bond. Turnover may also occur when Madison finds an investment that could generate a higher return than the investment currently held. However, increasing portfolio turnover at a time when Madison’s assessment of market performance is incorrect could lower investment performance. The Fund pays implied brokerage commissions when it purchases or sells bonds, which is the difference between the bid and ask price. As a result, as portfolio turnover increases, the cumulative effect of this may hurt Fund performance. Under normal circumstances, the Fund will not engage in active or frequent trading of its bonds. However, it is possible that Madison will determine that market conditions require a significant change to the composition of the Fund’s portfolio. For example, if interest rates begin to rise, Madison may attempt to sell bonds in anticipation of further rate increases before they lose more value. Also, if the Fund experiences large swings in shareholder purchases and redemptions, Madison may be required to sell bonds more frequently in order to generate the cash needed to pay redeeming shareholders. Under these circumstances, the Fund could make a taxable capital gain distribution.

Madison reserves the right to invest a portion of the Fund’s assets in short-term debt securities (i.e., those with maturities of one year or less) and to maintain a portion of Fund assets in uninvested cash. However, Madison does not intend to hold more than 35% of the Fund’s assets in such investments, unless Madison determines that market conditions warrant a temporary defensive investment position. Under such circumstances, up to 100% of the Fund may be so invested. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished. Short-term investments may include investment grade certificates of deposit, commercial paper and repurchase agreements. Madison might hold substantial cash reserves in seeking to reduce the Fund’s exposure to bond price depreciation during a period of rising interest rates and to maintain desired liquidity while awaiting more attractive investment conditions in the bond market.

The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy.  Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.

Principal Risks

The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

Interest Rate Risk. As with most income funds, the Fund is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. When interest rates rise, bond prices fall; generally, the longer the bond’s maturity, the more sensitive it is to this risk.

Call Risk. If a bond issuer “calls” a bond held by the Fund (i.e., pays it off at a specified price before it matures), the Fund could have to reinvest the proceeds at a lower interest rate. It may also experience a loss if the bond is called at a price lower than what the Fund paid for the bond.

Risk of Default. Although Madison monitors the condition of bond issuers, it is still possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value. Some federal agency securities are not backed by the full faith and credit of the United States, so in the event of default, the Fund would have to look to the agency issuing the bond for ultimate repayment.

Liquidity Risk. The Fund is also subject to liquidity risk, which means there may be little or no trading activity for the debt securities in which the Fund invests, and that may make it difficult for the Fund to value accurately and/or sell those securities. In addition, liquid debt securities in which the Fund invests are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic, regulatory or market conditions, or adverse investor perceptions. If the Fund experiences rapid, large redemptions during a period in which a substantial portion of its debt securities are illiquid, the Fund may be forced to sell those securities at a discount, which could result in significant fund and shareholder losses.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s investment results have varied from year to year. The table shows the Fund’s average annual total returns for various periods compared to a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Madison waived 0.10% of the Fund's annual management fee from August 7, 2020 through February 27, 2022. Investment returns reflect this fee waiver, without which returns would have been lower. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.

Calendar Year Total Returns for Class Y Shares

Highest/Lowest quarter end results during this period were:

Highest:	4Q 2023	3.97%
Lowest:	1Q 2022	-3.84%

Average Annual Total Returns

For Periods Ended December 31, 2024

		1 Year	5 Years	10 Years	Since Inception 2/28/2022
Class Y Shares –	Return Before Taxes	2.75%	0.48%	1.04%	N/A
	Return After Taxes on Distributions	1.50%	-0.25%	0.36%	N/A
	Return After Taxes on Distributions and Sale of Fund Shares	1.62%	0.08%	0.51%	N/A
Class I Shares –	Return Before Taxes	2.82%	N/A	N/A	0.85%
Bloomberg U.S. Intermediate Government Credit A+ Bond Index (reflects no deduction for sales charges, account fees, expenses or taxes)		2.74%	0.69%	1.48%	0.36%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Y shares and will vary for other share classes. Returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Fund shares.

Portfolio Management

The investment adviser to the Fund is Madison Asset Management, LLC. Chris Nisbet, CFA (Vice President, Portfolio Manager) and Mike Sanders, CFA (Head of Fixed Income, Portfolio Manager) co-manage the Fund. Mr. Nisbet has served in this capacity since the Fund’s inception in 2000 and Mr. Sanders has served in this capacity since February 2019.

Purchase and Sale of Fund Shares

The minimum investment amount to establish an account in Class Y shares is normally $1,000 for non-retirement accounts and $500 for individual retirement and education savings accounts, and the minimum to add to an account is $50. For an account established with an automatic investment plan the minimum is $50 per month to establish or add to an account. For accounts with Class I shares serviced by the Fund’s transfer agent, the minimum investment amount is $250,000, and there is no minimum to add to an account.

The Fund will waive the minimum investment requirements for certain employee benefit plans and for certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances and on a case-by-case basis if deemed to be in the best interest of the Fund.

You may generally purchase, exchange or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at www.madisonfunds.com. Requests must be received in good order by the Fund or its transfer agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the broker-dealer or financial intermediary to learn how to place an order.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the Fund may be taxed as ordinary income or long-term capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

(This page intentionally left blank.)

MADISON CORE BOND FUND	Fund Summary

Share Class/Ticker:	Class A - MBOAX	Class Y - MBOYX	Class I - MBOIX MBOIX	Class R6 - MBORX MBORX

Investment Objective

The Madison Core Bond Fund (the “Fund”) seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for Class A sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds.

More information about these and other discounts is available from your financial professional, in the “Sales Charges and Fees” section on page 55 of the prospectus, in the “More About Purchasing and Selling Shares” section on page 47 of the Funds' statement of additional information (“SAI”) and in the sales charge waiver appendix to this prospectus.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class Y	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class Y	Class I	Class R6
Management Fees[1]	0.39%	0.39%	0.39%	0.39%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	None	None	None
Other Expenses	0.21%	0.21%	0.11%	0.03%
Total Annual Fund Operating Expenses	0.85%	0.60%	0.50%	0.42%

1	The Fund’s management fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$533	$709	$900	$1,452
Class Y	61	192	335	750
Class I	51	160	280	628
Class R6	43	135	235	530

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in bonds. To keep current income relatively stable and to limit share price volatility, the Fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85-115% of the market benchmark duration (for this purpose, the benchmark used is Bloomberg U.S. Aggregate Bond Index, the duration of which as of December 31, 2024 was 5.93 years). Duration is an approximation of the expected change in a debt security’s price given a 1% move in interest rates, using the following formula: [change in debt security value = (change in interest rates) x (duration) x (-1)]. By way of example, assume XYZ company issues a five year bond which has a duration of 4.5 years. If interest rates were to instantly increase by 1%, the bond would be expected to decrease in value by approximately 4.5%.

The Fund is managed so that, under normal market conditions, the weighted average life of the Fund will be 10 years or less. The weighted average life of the Fund as of December 31, 2024 was 8.04 years. The Fund strives to add incremental return in the portfolio by making strategic decisions relating to credit risk, sector exposure and yield curve positioning. The Fund generally holds 100-500 individual securities in its portfolio at any given time and may invest in the following instruments:

●	Corporate debt securities: securities issued by domestic and foreign (including emerging market) corporations which have a rating within the four highest categories and, to a limited extent (up to 20% of its assets), in securities not rated within the four highest categories (i.e., “junk bonds”). The Fund’s investment adviser, Madison Asset Management, LLC (“Madison”), will only invest in lower-grade securities when it believes that the creditworthiness of the issuer is stable or improving, and when the potential return of investing in such securities justifies the higher level of risk;

●	U.S. Government debt securities: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

●	Foreign government debt securities: securities issued or guaranteed by a foreign (including emerging market) government or its agencies or instrumentalities, payable in U.S. dollars, which have a rating within the four highest categories;

●	Non-rated debt securities: securities issued or guaranteed by corporations, financial institutions, and others which, although not rated by a national rating service, are considered by Madison to have an investment quality equivalent to those categories in which the Fund is permitted to invest (including up to 20% of the Fund’s assets in junk bonds); and

●	Asset-backed, mortgage-backed and commercial mortgage-backed securities: securities issued or guaranteed by special purpose corporations and financial institutions that represent direct or indirect participation in, or are collateralized by, an underlying pool of assets. The types of assets that can be “securitized” include, among others, residential or commercial mortgages, credit card receivables, automobile loans, and other assets.

Madison may alter the composition of the Fund with regard to quality and maturity and may sell securities prior to maturity. Under normal market conditions, however, turnover for the Fund is generally not expected to exceed 100%. Sales of Fund securities may result in capital gains. This can occur any time Madison sells a bond at a price that was higher than the purchase price, even if Madison does not engage in active or frequent trading. Madison’s intent when it sells bonds is to “lock in” any gains already achieved by that investment or, alternatively, prevent additional or potential losses that could occur if Madison continued to hold the bond. Turnover may also occur when Madison finds an investment that could generate a higher return than the investment currently held. However, increasing portfolio turnover at a time when Madison’s assessment of market performance is incorrect could lower investment performance. The Fund pays implied brokerage commissions when it purchases or sells bonds, which is the difference between the bid and ask price. As a result, as portfolio turnover increases, the cumulative effect of this may hurt Fund performance. Under normal market conditions, the Fund will not engage in active or frequent trading of its bonds. However, it is possible that Madison will determine that market conditions require a significant change to the composition of the Fund’s portfolio. For example, if interest rates begin to rise, Madison may attempt to sell bonds in anticipation of further rate increases before they lose more value. Also, if the Fund experiences large swings in shareholder purchases and redemptions, Madison may be required to sell bonds more frequently in order to generate the cash needed to pay redeeming shareholders. Under these circumstances, the Fund could make a taxable capital gain distribution.

Madison reserves the right to invest a portion of the Fund’s assets in short-term debt securities (i.e., those with maturities of one year or less) and to maintain a portion of Fund assets in uninvested cash. However, Madison does not intend to hold more than 35% of the Fund’s assets in such investments, unless Madison determines that market conditions warrant a temporary defensive investment position. Under such circumstances, up to 100% of the Fund may be so invested. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished. Short-term investments may include investment grade certificates of deposit, commercial paper and repurchase agreements. Madison might hold substantial cash reserves in seeking to reduce the Fund’s exposure to bond price depreciation during a period of rising interest rates and to maintain desired liquidity while awaiting more attractive investment conditions in the bond market.

The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.

Principal Risks

The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

Interest Rate Risk. As with most income funds, the Fund is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. When interest rates rise, bond prices fall; generally, the longer the bond’s maturity, the more sensitive it is to this risk.

Call Risk. If a bond issuer “calls” a bond held by the Fund (i.e., pays it off at a specified price before it matures), the Fund could have to reinvest the proceeds at a lower interest rate. It may also experience a loss if the bond is called at a price lower than what the Fund paid for the bond.

Risk of Default. Although Madison monitors the condition of bond issuers, it is still possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value. Some federal agency securities are not backed by the full faith and credit of the United States, so in the event of default, the Fund would have to look to the agency issuing the bond for ultimate repayment.

Mortgage-Backed Securities Risk. The Fund may own obligations backed by mortgages issued by a government agency or through a government-sponsored program. If the mortgage holders prepay principal during a period of falling interest rates, the Fund could be exposed to prepayment risk. In that case, the Fund would have to reinvest the proceeds at a lower interest rate. The security itself may not increase in value with the corresponding drop in rates since the prepayment acts to shorten the maturity of the security.

Liquidity Risk. The Fund is also subject to liquidity risk, which means there may be little or no trading activity for the debt securities in which the Fund invests, and that may make it difficult for the Fund to value accurately and/or sell those securities. In addition, liquid debt securities in which the Fund invests are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic, regulatory or market conditions, or adverse investor perceptions. If the Fund experiences rapid, large redemptions during a period in which a substantial portion of its debt securities are illiquid, the Fund may be forced to sell those securities at a discount, which could result in significant Fund and shareholder losses.

Credit Risk and Prepayment/Extension Risk. The Fund is subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also prepayment/extension risk, which is the chance that a fall/rise in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the Fund’s return.

Non-Investment Grade Security Risk. To the extent that the Fund invests in non-investment grade securities, the Fund is also subject to above-average credit, market and other risks. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

Foreign Security Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s investment results have varied from year to year. The table shows the Fund’s average annual total returns for various periods compared to a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.

Calendar Year Total Returns for Class A Shares

(Returns do not reflect sales charges and would be lower if they did.)

Highest/Lowest quarter end results during this period were:

Highest:	4Q 2023	6.93%
Lowest:	1Q 2022	-5.66%

Average Annual Total Returns

For Periods Ended December 31, 2024

		1 Year	5 Years	10 Years	Since Inception 2/26/2021	Since Inception 2/28/2022
Class A Shares –	Return Before Taxes	-3.42%	-0.95%	0.85%	N/A	N/A
	Return After Taxes on Distributions	-4.69%	-1.96%	-0.19%	N/A	N/A
	Return After Taxes on Distributions and Sale of Fund Shares	-2.03%	-1.08%	0.23%	N/A	N/A
Class Y Shares –	Return Before Taxes	1.52%	0.27%	1.59%	N/A	N/A
Class I Shares –	Return Before Taxes	1.51%	N/A	N/A	-1.39%	N/A
Class R6 Shares –	Return Before Taxes	1.60%	N/A	N/A	N/A	-0.92%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for sales charges, account fees, expenses or taxes)		1.25%	-0.33%	1.35%	-1.73%	-1.41%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and will vary for other share classes. Returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Fund shares.

Portfolio Management

The investment adviser to the Fund is Madison Asset Management, LLC. Mike Sanders, CFA (Head of Fixed Income, Portfolio Manager) and Allen Olson, CFA (Vice President, Portfolio Manager/Analyst) co-manage the Fund. Mr. Sanders has served in this capacity since September 2016. Mr. Olson has served in this capacity since February 2021.

Purchase and Sale of Fund Shares

The minimum investment amount to establish an account in Class A and Class Y shares is normally $1,000 for non-retirement accounts and $500 for individual retirement and education savings accounts, and the minimum to add to an account is $50. For an account established with an automatic investment plan the minimum is $50 per month to establish or add to an account. For accounts with Class I or R6 shares serviced by the Fund’s transfer agent, the minimum investment amount is $250,000 for Class I shares and $500,000 for Class R6 shares, and there is no minimum to add to an account.

The Fund will waive the minimum investment requirements for certain employee benefit plans and for certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances and on a case-by-case basis if deemed to be in the best interest of the Fund.

You may generally purchase, exchange or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at www.madisonfunds.com. Requests must be received in good order by the Fund or its transfer agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the broker-dealer or financial intermediary to learn how to place an order.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the Fund may be taxed as ordinary income or long-term capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. No such payments are made with respect to Class R6. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

MADISON COVERED CALL & EQUITY INCOME FUND	Fund Summary

Share Class/Ticker:	Class A - MENAX	Class Y - MENYX	Class I - MENIX MENIX	Class R6 - MENRX

Investment Objective

The Madison Covered Call & Equity Income Fund (the “Fund”) seeks to provide consistent total return and, secondarily, to provide a high level of income and gains from option premiums.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for Class A sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds.

More information about these and other discounts is available from your financial professional, in the “Sales Charges and Fees” section on page 55 of the prospectus, in the “More About Purchasing and Selling Shares” section on page 47 of the Funds' statement of additional information (“SAI”) and in the sales charge waiver appendix to this prospectus.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class Y	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class Y	Class I	Class R6
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	None	None	None
Other Expenses	0.16%	0.16%	0.11%	0.03%
Acquired Fund Fees and Expenses[1]	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses[2]	1.29%	1.04%	0.99%	0.91%

1	Fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more acquired funds.
2	Total annual fund operating expenses for the period ended October 31, 2024 do not match the financial statements because the financial statements do not include acquired fund fees and expenses.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$699	$960	$1,242	$2,042
Class Y	$106	$331	$574	$1,271
Class I	$101	$315	$547	$1,213
Class R6	$93	$290	$504	$1,120

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 144% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal conditions, primarily in common stocks of large- and mid-capitalization issuers that are, in the view of the Fund’s investment adviser, Madison Asset Management, LLC (“Madison”), selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The Fund seeks to produce a high level of current income and current gains generated from option writing premiums and, to a lesser extent, from dividends.

Under normal market conditions, the Fund will invest at least 80% of its net assets in common stocks, with at least 65% of this amount invested in common stocks of large capitalization issuers that meet the Fund’s selection criteria. In calculating compliance with these percentages, the Fund will “look through” to the characteristics of the underlying holdings of any exchange traded funds (“ETFs”) held by the Fund. The Fund may invest the remainder of its common stock investments in companies that meet the Fund’s selection criteria but whose market capitalization is considered to be middle sized or “mid-cap” (generally, stocks with a market capitalization similar to those companies in the Russell Midcap® Index). In addition, the Fund may invest up to 15% of its net assets in foreign securities, including American Depositary Receipts (“ADRs”) and emerging market securities. Madison will allocate the Fund’s assets among stocks in sectors of the economy based upon Madison’s views on forward earnings growth rates, adjusted to reflect Madison’s views on economic and market conditions and sector risk factors. In general, Madison focuses its investments in the information technology, consumer discretionary, health care and financials sectors, and may invest up to 35% of the Fund’s net assets in any one such sector. The Fund generally holds 30-60 individual equity and investment company securities, including ETFs and Unit Investment Trusts (“UITs”), in its portfolio at any given time. This reflects Madison's belief that your money should be invested in Madison's top investment ideas, and that focusing on Madison's highest conviction investment ideas is the best way to achieve the Fund’s investment objective.

Although Madison believes that, under normal conditions, at least 80% of the Fund will be invested in equity securities, high levels of new investment inflow can lead to periods of higher cash levels which are invested in due course as appropriate opportunities are identified. In addition, during periods in which stock markets advance, option assignment activity can rise significantly resulting in the exercise of options and the calling away of Fund portfolio securities. Madison believes that reinvesting such sale proceeds should be done carefully and opportunistically such that cash level may remain elevated for relatively short periods of time until appropriate reinvestment opportunities are identified. Additionally, during periods when Madison believes the stock markets in general are overvalued or when there is perceived domestic or global economic or political risk or when investments in equity securities bear an above average risk of loss, Madison will delay investment of some or all of the Fund’s cash until such periods have ended. Thus, in Madison’s discretion, the Fund’s cash may be held for “temporary defensive purposes,” and might represent a material percentage of the Fund’s portfolio. These periods may last for a few weeks or even for a few months, until more attractive market conditions exist.

The Fund will employ an option strategy of writing covered call options on a substantial portion of the common stocks in its portfolio. The extent of option writing activity will depend upon market conditions and Madison’s ongoing assessment of the attractiveness of writing call options on the Fund’s stock holdings. In addition to providing income, covered call writing helps to reduce the volatility (and risk profile) of the Fund by providing downside protection.

In addition to its covered call strategy, the Fund may, to a lesser extent (not more than 20% of its net assets), pursue an option strategy that includes the writing of both put options and call options on certain of the common stocks in the Fund’s portfolio. To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizable short-term or intermediate-term decline, the Fund may, to a limited extent (not more than 2% of its total assets) purchase put options or put option debit spreads (where another put option at a lower strike price is sold to offset the cost of the first put option) on broad-based securities indices (such as the S&P 500, S&P MidCap 400 or other indices deemed suitable) or certain ETFs that trade like common stocks but represent such market indices. To seek to offset some of the risk of a larger potential decline in an individual holding due to a binary short term company specific event, the Fund may, to a limited extent (not more than 2% of its total assets) purchase put options on individual equity holdings.

The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.

Although the Fund expects to pursue its investment objectives utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objectives may be diminished.

Principal Risks

The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

Option Risk. There are several risks associated with transactions in options on securities, as follows:

●	There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

●	As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

●	The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it may not be able to effect a closing purchase transaction in order to terminate its obligation under the option and must then deliver the underlying security at the exercise price.

●	There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

●	The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

●	The value of call options will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of events affecting the underlying equity security. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

●	When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. Also, while the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

●	If a put option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. The number of options which the Fund may write or purchase may be affected by options written or purchased by other clients of Madison or its affiliates.

Tax Risk. The Fund will generate taxable income and therefore is subject to tax risk. In addition to option premium income, most or all of the gains from the sale of the underlying securities held by the Fund on which options are written may be short-term capital gains taxed at ordinary income rates in any particular year. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times. The Fund’s transactions in options are subject to special and complex U.S. federal income tax provisions that may, among other things, treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment; disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited); and cause the Fund to recognize income or gain without a corresponding receipt of cash.

Derivatives Risk. The risk that loss may result from investments in options, forwards, futures, swaps and other derivatives instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations.

Concentration Risk. To the extent that the Fund makes substantial investments in a single sector, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.

Equity Risk. The Fund is subject to equity risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the circumstances and performance of companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Mid Cap Risk. The Fund’s investments in midsize companies may entail greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have narrower product lines, fewer financial resources, and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Some growth-oriented companies may not have established financial histories; often have limited product lines, markets, or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.

Market Risk. The share price of the Fund reflects the value of the securities it holds. If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount). If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s investment results have varied from year to year. The table shows the Fund’s average annual total returns for various periods compared to a broad measure of market performance, as well as the CBOE S&P 500 BuyWrite Index (BXMSM) which is provided because of the Fund’s option writing strategy. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.

Calendar Year Total Returns for Class A Shares
(Returns do not reflect sales charges and would be lower if they did.)

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2020	19.31%
Lowest:	1Q 2020	-20.22%

Average Annual Total Returns

For Periods Ended December 31, 2024

		1 Year	5 Years	10 Years	Since Inception 2/28/2022
Class A Shares –	Return Before Taxes	-3.34%	8.24%	6.28%	N/A
	Return After Taxes on Distributions	-6.37%	5.26%	3.30%	N/A
	Return After Taxes on Distributions and Sale of Fund Shares	-1.97%	5.16%	3.52%	N/A

Class Y Shares –	Return before Taxes	2.78%	9.81%	7.18%	N/A
Class I Shares –	Return before Taxes	2.90%	N/A	N/A	6.58%
Class R6 Shares –	Return before Taxes	2.96%	9.95%	7.33%	N/A
S&P 500® Index (reflects no deduction for sales charges, account fees, expenses or taxes)		25.02%	14.53%	13.10%	12.77%
CBOE S&P 500 BuyWrite® IndexSM (BXM) (reflects no deduction for sales charges, account fees, expenses or taxes)		20.12%	6.88%	6.94%	7.56%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and will vary for other share classes. Returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Fund shares.

Portfolio Management

The investment adviser to the Fund is Madison Asset Management, LLC. Ray DiBernardo, CFA (Vice President, Portfolio Manager/Analyst) and Drew Justman, CFA (Vice President, Portfolio Manager/Analyst) co-manage the Fund. Mr. DiBernardo has served in this capacity since inception of the Fund in October 2009 and Mr. Justman has served in this capacity since December 2016.

Purchase and Sale of Fund Shares

The minimum investment amount to establish an account in Class A and Class Y shares is normally $1,000 for non-retirement accounts and $500 for individual retirement and education savings accounts, and the minimum to add to an account is $50. For an account established with an automatic investment plan the minimum is $50 per month to establish or add to an account. For accounts with Class I or R6 shares serviced by the Fund’s transfer agent, the minimum investment amount is $250,000 for Class I shares and $500,000 for Class R6 shares, and there is no minimum to add to an account.

The Fund will waive the minimum investment requirements for certain employee benefit plans and for certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances and on a case-by-case basis if deemed to be in the best interest of the Fund.

You may generally purchase, exchange or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at www.madisonfunds.com. Requests must be received in good order by the Fund or its transfer agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the broker-dealer or financial intermediary to learn how to place an order.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the Fund may be taxed as ordinary income or long-term capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. No such payments are made with respect to Class R6. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

MADISON DIVIDEND INCOME FUND	Fund Summary

Share Class/Ticker:	Class A - MADAX	Class Y - BHBFX	Class I - MDMIX	Class R6 - MADRX

Investment Objective

The Madison Dividend Income Fund (the “Fund”) seeks to produce current income while providing an opportunity for capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for Class A sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds.

More information about these and other discounts is available from your financial professional, in the “Sales Charges and Fees” section on page 55 of the prospectus, in the “More About Purchasing and Selling Shares” section on page 47 of the Funds' statement of additional information (“SAI”) and in the sales charge waiver appendix to this prospectus.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class Y	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class Y	Class I	Class R6
Management Fees[1]	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	None	None	None
Other Expenses	0.21%	0.21%	0.11%	0.03%
Total Annual Fund Operating Expenses	1.16%	0.91%	0.81%	0.73%

1	The Fund’s management fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$686	$922	$1,177	$1,903
Class Y	93	290	504	1,120
Class I	83	259	450	1,002
Class R6	75	233	406	906

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in equity securities of companies with a market capitalization of over $1 billion and a history of paying dividends, with the ability to increase dividends over time. Under normal market conditions, at least 80% of the Fund’s net assets (including borrowings for investment purposes) will be invested in dividend paying equity securities. The Fund's investment adviser, Madison Asset Management, LLC (“Madison”), will identify investment opportunities by screening for companies that generally have the following characteristics: (i) a dividend yield of at least 100% of the market dividend yield (for this purpose, the “market” is the S&P 500); (ii) a strong balance sheet; (iii) a dividend that has been maintained and which is likely to increase; (iv) trade on the high side of the company’s historical relative dividend yield, due to issues which Madison views as temporary; and (v) other compelling valuation characteristics. Under normal market conditions, the Fund expects to be fully invested in equity securities, but will maintain the flexibility to hold up to 20% of the Fund’s assets in investment grade fixed income securities when warranted in Madison's discretion. The Fund may also invest up to 25% of its common stock allocation in foreign securities (including American Depositary Receipts (“ADRs”) and emerging market securities). To the extent invested in common stocks, the Fund generally invests in 30-50 companies at any given time. This reflects Madison's belief that your money should be invested in Madison's top investment ideas, and that focusing on Madison's highest conviction investment ideas is the best way to achieve the Fund’s investment objective.

Madison follows a rigorous three-step process when evaluating companies pursuant to which Madison considers (1) the business model, (2) the management team, and (3) the valuation of each potential investment. When evaluating the business model, Madison looks for sustainable competitive advantages, metrics that demonstrate relatively high levels of profitability, stable and growing earnings, and a solid balance sheet. When assessing management, Madison evaluates its operational and capital allocation track records and the nature of its accounting practices. The final step in the process is assessing the proper valuation for the company. Madison strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows modeling and additional valuation methodologies. Often, Madison finds companies that clear the business model and management team hurdles, but not the valuation hurdle. Those companies are monitored for inclusion at a later date when the price may be more appropriate. Madison seeks to avoid the downside risks associated with overpriced securities.

Madison may sell stocks for a number of reasons, including: (i) the price target Madison has set for stock has been achieved, (ii) the fundamental business prospects for the company have materially changed, or (iii) Madison finds a more attractive alternative. In addition, with regard to dividend paying stocks in particular, Madison may sell a stock that has reduced its dividend to a level that brings the yield on the stock to below the market (S&P 500) dividend yield, but only if the reduction in dividend appears to Madison to be a symptom of fundamental difficulties with the company that are other than temporary in nature.

The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.

Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.

Principal Risks

The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

Equity Risk. The Fund is subject to equity risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the circumstances and performance of companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Capital Gain Realization Risks to Taxpaying Shareholders. Because of the focused nature of the Fund’s portfolio, the Fund is susceptible to capital gain realization. In other words, when the Fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The Fund’s sale of just a few positions will represent a larger percentage of the Fund’s assets compared with, say, a fund that has hundreds of securities positions.

Growth and Value Risks. Stocks with growth characteristics can experience sharp price declines as a result of earnings disappointments, even small ones. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are appropriately priced at a low level. Because the Fund generally follows a strategy of holding stocks with both growth and value characteristics, any stock’s share price may be negatively affected by either set of risks.

Special Risks Associated with Dividend Paying Stocks.  Raising interest rates have the potential to hurt the value and/or price of higher dividend yielding stocks more so than the overall market.  In addition, higher dividend yielding stocks may go through periods of underperformance as a group versus the broader market.

Foreign Security and Emerging Market Risk. Investments in foreign securities, including investments in ADRs and emerging market securities, involve risks relating to currency fluctuations and to political, social, and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Depository Receipt Risk. Depository receipts, such as ADRs, global depository receipts (“GDRs”), and European depository receipts (“EDRs”), may be issued in sponsored or un-sponsored programs.  In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depository receipts.  In an un-sponsored program, the issuer may not be directly involved in the creation of the program.  Depository receipts involve many of the same risks as direct investments in foreign securities.  These risks include, but are not limited to, fluctuations in currency exchange rates, which are affected by international balances of payments and other financial conditions; government interventions; and speculation.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.  Investments in depository receipts that are traded over the counter may also be subject to liquidity risk.

Interest Rate Risk. To the extent the Fund invests in fixed income securities (i.e., bonds), the Fund will be subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk.

Market Risk. The share price of the Fund reflects the value of the securities it holds. If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount). If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s investment results have varied from year to year. The table shows the Fund’s average annual total returns for various periods compared to two broad measures of market performance, as well as with returns of an index of funds with similar investment objectives. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Madison waived 0.10% of the Fund's annual management fee and 0.05% of the Fund's annual services fee for Class Y shares from June 29, 2012 through May 31, 2020. Investment returns reflect these fee waivers, without which returns would have been lower. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.

Calendar Year Total Returns for Class Y Shares

Highest/Lowest quarter end results during this period were:

Highest:	4Q 2022	13.86%
Lowest:	1Q 2020	-20.41%

Average Annual Total Returns

For Periods Ended December 31, 2024

		1 Year	5 Years	10 Years	Since Inception 5/29/2020	Since Inception 8/31/2020	Since Inception 2/28/2022
Class Y Shares –	Return Before Taxes	7.61%	6.21%	8.56%	N/A	N/A	N/A
	Return After Taxes on Distributions	2.16%	3.75%	6.55%	N/A	N/A	N/A
	Return After Taxes on Distributions and Sale of Fund Shares	4.53%	4.32%	6.44%	N/A	N/A	N/A
Class A Shares –	Return Before Tax	1.18%	N/A	N/A	7.67%	N/A	N/A
Class I Shares –	Return Before Tax	7.72%	N/A	N/A	N/A	7.97%	N/A
Class R6 Shares –	Return Before Tax	7.84%	N/A	N/A	N/A	N/A	2.93%
S&P 500® Index (reflects no deduction for sales charges, account fees, expenses or taxes)		25.02%	14.53%	13.10%	17.24%	14.46%	12.77%
Russell 1000® Value Index (reflects no deduction for sales charges, account fees, expenses or taxes)		14.37%	8.68%	13.67%	13.67%	12.61%	7.30%
Lipper Equity Income Funds Index (reflects no deduction for sales charges, account fees, expenses or taxes)		14.13%	9.09%	8.94%	13.10%	11.88%	7.56%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Y shares and will vary for other share classes. Returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Fund shares.

Portfolio Management

The investment adviser to the Fund is Madison Asset Management, LLC. John Brown, CFA (Vice President, Portfolio Manager/Analyst) and Drew Justman, CFA (Vice President, Portfolio Manager/Analyst) co-manage the Fund. Mr. Brown has served in this capacity since March 2012, and Mr. Justman has served in this capacity since April 2013.

Purchase and Sale of Fund Shares

The minimum investment amount to establish an account in Class A and Class Y shares is normally $1,000 for non-retirement accounts and $500 for individual retirement and education savings accounts, and the minimum to add to an account is $50. For an account established with an automatic investment plan the minimum is $50 per month to establish or add to an account. For accounts with Class I or R6 shares serviced by the Fund’s transfer agent, the minimum investment amount is $250,000 for Class I shares and $500,000 for Class R6 shares, and there is no minimum to add to an account.

The Fund will waive the minimum investment requirements for certain employee benefit plans and for certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances and on a case-by-case basis if deemed to be in the best interest of the Fund.

You may generally purchase, exchange or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at www.madisonfunds.com. Requests must be received in good order by the Fund or its transfer agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the broker-dealer or financial intermediary to learn how to place an order.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the Fund may be taxed as ordinary income or long-term capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. No such payments are made with respect to Class R6. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

MADISON LARGE CAP FUND	Fund Summary

Share Class/Ticker:	Class A - MNVAX	Class Y - MINVX	Class I - MIVIX	Class R6 - MNVRX

Investment Objective

The Madison Large Cap Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for Class A sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds.

More information about these and other discounts is available from your financial professional, in the “Sales Charges and Fees” section on page 55 of the prospectus, in the “More About Purchasing and Selling Shares” section on page 47 of the Funds' statement of additional information (“SAI”) and in the sales charge waiver appendix to this prospectus.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class Y	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class Y	Class I	Class R6
Management Fees[1]	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	None	None	None
Other Expenses	0.21%	0.21%	0.11%	0.03%
Total Annual Fund Operating Expenses	1.16%	0.91%	0.81%	0.73%

1	The Fund’s management fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$686	$922	$1,177	$1,903
Class Y	93	290	504	1,120
Class I	83	259	450	1,002
Class R6	75	233	406	906

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in the common stock of established, high-quality companies selected via bottom-up fundamental analysis. Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in the securities of large-cap companies. The Fund defines a large-cap company as one whose market capitalizations, at the time of purchase, is within the range of the S&P 500 Index®, a widely used benchmark of the largest U.S. stocks. The portfolio managers define “high-quality” companies as those businesses that have demonstrated stable revenue and earnings growth patterns and high profitability metrics, and that maintain proportionately low levels of debt. The Fund may also invest up to 35% of its assets in foreign securities (including American Depositary Receipts (“ADRs”) and emerging market securities). To the extent invested in common stocks, the Fund generally invests in only 25-40 companies at any given time. This reflects the belief of the Fund's investment adviser, Madison Asset Management, LLC (“Madison”), that your money should be invested in Madison’s top investment ideas, and that focusing on Madison’s best investment ideas is the best way to achieve the Fund’s investment objectives.

Madison follows a rigorous three-step process when evaluating companies pursuant to which Madison considers (1) the business model, (2) the management team, and (3) the valuation of each potential investment. When evaluating the business model, Madison looks for sustainable competitive advantages, metrics that demonstrate relatively high levels of profitability, stable and growing earnings, and a solid balance sheet.

When assessing management, Madison evaluates its operational and capital allocation track records and the nature of its accounting practices. The final step in the process is assessing the proper valuation for the company. Madison strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows modeling and additional valuation methodologies. Often, Madison finds companies that clear the business model and management team hurdles, but not the valuation hurdle. Those companies are monitored for inclusion at a later date when the price may be more appropriate. Madison seeks to avoid the downside risks associated with overpriced securities.

Madison may sell stocks for a number of reasons, including: (i) the price target Madison has set for stock has been achieved or exceeded, (ii) the fundamental business prospects for the company have materially changed, or (iii) Madison finds a more attractive alternative.

The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.

Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.

Principal Risks

The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

Large Cap Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger capitalization companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

Equity Risk. The Fund is subject to equity risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the circumstances and performance of companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Growth and Value Risks. Stocks with growth characteristics can experience sharp price declines as a result of earnings disappointments, even small ones. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are appropriately priced at a low level. Because the Fund generally follows a strategy of holding stocks with both growth and value characteristics, any stock’s share price may be negatively affected by either set of risks.

Capital Gain Realization Risks to Taxpaying Shareholders. Because of the focused nature of the Fund’s portfolio, the Fund is susceptible to capital gain realization. In other words, when the Fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The Fund’s sale of just a few positions will represent a larger percentage of the Fund’s assets compared with, say, a fund that has hundreds of securities positions.

Foreign Security and Emerging Market Risk. Investments in foreign securities, including investments in ADRs and emerging market securities, involve risks relating to currency fluctuations and to political, social, and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Depository Receipt Risk. Depository receipts, such as ADRs, global depository receipts (“GDRs”), and European depository receipts (“EDRs”), may be issued in sponsored or un-sponsored programs.  In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depository receipts.  In an un-sponsored program, the issuer may not be directly involved in the creation of the program.  Depository receipts involve many of the same risks as direct investments in foreign securities.  These risks include, but are not limited to, fluctuations in currency exchange rates, which are affected by international balances of payments and other financial conditions; government interventions; and speculation.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.  Investments in depository receipts that are traded over the counter may also be subject to liquidity risk.

Market Risk. The share price of the Fund reflects the value of the securities it holds. If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount). If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s investment results have varied from year to year. The table shows the Fund’s average annual total returns for various periods compared to a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Madison waived between 0.11% to 0.15% of the Fund's management fee and/or services fee annually for Class Y shares from February 6, 2009 through February 28, 2016; 0.15% for Class A shares from September 23, 2013 to February 28, 2016; and 0.10% for Class R6 shares from September 23, 2013 until May 1, 2014. Investment returns reflect these fee waivers, without which returns would have been lower. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.

Calendar Year Total Returns for Class Y Shares

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2020	17.51%
Lowest:	1Q 2020	-20.53%

Average Annual Total Returns

For Periods Ended December 31, 2024

		1 Year	5 Years	10 Years	Since Inception 8/31/2020
Class Y Shares –	Return Before Taxes	16.44%	12.34%	12.45%	N/A
	Return After Taxes on Distributions	13.74%	10.21%	10.19%	N/A
	Return After Taxes on Distributions and Sale of Fund Shares	9.75%	9.31%	9.52%	N/A
Class A Shares –	Return Before Taxes	9.43%	10.74%	11.50%	N/A
Class I Shares –	Return Before Taxes	16.54%	N/A	N/A	13.44%
Class R6 Shares –	Return before Taxes	16.59%	12.54%	12.65%	N/A
S&P 500® Index (reflects no deduction for sales charges, account fees, expenses or taxes)		25.02%	14.53%	13.10%	14.46%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Y shares and will vary for other share classes. Returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Fund shares.

Portfolio Management

The investment adviser to the Fund is Madison Asset Management, LLC. Richard Eisinger (Co-Head of Investments and Portfolio Manager/Analyst), Haruki Toyama (Head of Mid Cap and Large Cap Equity and Portfolio Manager/Analyst) and Joe Maginot (Vice President and Portfolio Manager/Analyst) co-manage the Fund. Mr. Eisinger served in this capacity from January 2000 until May 2010, and again since June 2019; and Messrs. Toyama and Maginot have served in this capacity since February 2022.

Purchase and Sale of Fund Shares

The minimum investment amount to establish an account in Class A and Class Y shares is normally $1,000 for non-retirement accounts and $500 for individual retirement and education savings accounts, and the minimum to add to an account is $50. For an account established with an automatic investment plan the minimum is $50 per month to establish or add to an account. For accounts with Class I or R6 shares serviced by the Fund’s transfer agent, the minimum investment amount is $250,000 for Class I shares and $500,000 for Class R6 shares, and there is no minimum to add to an account.

The Fund will waive the minimum investment requirements for certain employee benefit plans and for certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances and on a case-by-case basis if deemed to be in the best interest of the Fund.

You may generally purchase, exchange or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at www.madisonfunds.com. Requests must be received in good order by the Fund or its transfer agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the broker-dealer or financial intermediary to learn how to place an order.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the Fund may be taxed as ordinary income or long-term capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. No such payments are made with respect to Class R6. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

MADISON MID CAP FUND	Fund Summary

Share Class/Ticker:	Class A - MERAX	Class Y - GTSGX	Class I - MDCIX	Class R6 -

Investment Objective

The Madison Mid Cap Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for Class A sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds.

More information about these and other discounts is available from your financial professional, in the “Sales Charges and Fees” section on page 55 of the prospectus, in the “More About Purchasing and Selling Shares” section on page 47 of the Funds' statement of additional information (“SAI”) and in the sales charge waiver appendix to this prospectus.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class Y	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class Y	Class I	Class R6
Management Fees[1]	0.71%	0.71%	0.71%	0.71%
Distribution and/or Service (12b-1) Fees	0.25%	None	None	None
Other Expenses	0.40%	0.20%	0.10%	0.02%
Total Annual Fund Operating Expenses	1.36%	0.91%	0.81%	0.73%

1	The Fund’s management fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$706	$981	$1,277	$2,116
Class Y	93	290	504	1,120
Class I	83	259	450	1,002
Class R6	75	233	406	906

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests generally in common stocks, securities convertible into common stocks and related equity securities of “midsize” companies (for this purpose, “midsize” is defined as those companies with market capitalization of between $500 million and $70 billion). Under normal market conditions, the Fund will maintain at least 80% of its net assets (including borrowings for investment purposes) in such mid cap securities. The Fund may also invest up to 25% of its assets in foreign securities (including American Depositary Receipts (“ADRs”) and emerging market securities). As a non-principal investment strategy, the Fund may also invest in exchange traded funds (“ETFs”) that are registered investment companies, warrants, preferred stocks and debt securities, including non-investment grade convertible debt securities. The Fund generally holds 25-40 individual securities in its portfolio at any given time. This reflects the belief of the Fund's investment adviser, Madison Asset Management, LLC (“Madison”), that your money should be invested in Madison’s top investment ideas, and that focusing on Madison's best investment ideas is the best way to achieve the Fund’s investment objective.

The Fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The Fund’s portfolio managers believe in selecting stocks for the Fund that show steady, sustainable growth and reasonable valuation.

Madison follows a rigorous three-step process when evaluating companies pursuant to which Madison considers (1) the business model, (2) the management team, and (3) the valuation of each potential investment. When evaluating the business model, Madison looks for sustainable competitive advantages, metrics that demonstrate relatively high levels of profitability, stable and growing earnings, and a solid balance sheet. When assessing management, Madison evaluates its operational and capital allocation track records and the nature of its accounting practices. The final step in the process is assessing the proper valuation for the company. Madison strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows modeling and additional valuation methodologies. Often, Madison finds companies that clear the business model and management team hurdles, but not the valuation hurdle. Those companies are monitored for inclusion at a later date when the price may be more appropriate. Madison seeks to avoid the downside risks associated with overpriced securities.

Madison may sell stocks for a number of reasons, including: (i) the price target Madison has set for the stock has been achieved or exceeded, (ii) the fundamental business prospects for the company have materially changed, or (iii) Madison finds a more attractive alternative.

The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.

Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.

Principal Risks

The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

Mid Cap Risk. The Fund’s investments in midsize companies may entail greater risks than investments in larger, more established companies. Midsize companies tend to have narrower product lines, fewer financial resources, and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Some midsize companies may not have established financial histories; may have limited product lines, markets, or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.

Equity Risk. The Fund is subject to equity risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the circumstances and performance of companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Growth and Value Risks. Stocks with growth characteristics can experience sharp price declines as a result of earnings disappointments, even small ones. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are appropriately priced at a low level. Because the Fund generally follows a strategy of holding stocks with both growth and value characteristics, any stock’s share price may be negatively affected by either set of risks.

Capital Gain Realization Risks to Taxpaying Shareholders. Because of the focused nature of the Fund’s portfolio, the Fund is susceptible to capital gain realization. In other words, when the Fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The Fund’s sale of just a few positions will represent a larger percentage of the Fund’s assets compared with, say, a fund that has hundreds of securities positions.

Foreign Security and Emerging Market Risk. Investments in foreign securities, including investments in ADRs and emerging market securities, involve risks relating to currency fluctuations and to political, social, and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Depository Receipt Risk. Depository receipts, such as ADRs, global depository receipts (“GDRs”), and European depository receipts (“EDRs”), may be issued in sponsored or un-sponsored programs.  In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depository receipts.  In an un-sponsored program, the issuer may not be directly involved in the creation of the program.  Depository receipts involve many of the same risks as direct investments in foreign securities.  These risks include, but are not limited to, fluctuations in currency exchange rates, which are affected by international balances of payments and other financial conditions; government interventions; and speculation.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.  Investments in depository receipts that are traded over the counter may also be subject to liquidity risk.

Market Risk. The share price of the Fund reflects the value of the securities it holds. If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount). If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s investment results have varied from year to year. The table shows the Fund’s average annual total returns for various periods compared to a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.

Calendar Year Total Returns for Class Y Shares

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2020	16.31%
Lowest:	1Q 2020	-23.68%

Average Annual Total Returns

For Periods Ended December 31, 2024

		1 Year	5 Years	10 Years	Since Inception 8/31/2020
Class Y Shares –	Return Before Taxes	10.30%	10.76%	11.05%	N/A
	Return After Taxes on Distributions	7.86%	9.70%	9.89%	N/A
	Return After Taxes on Distributions and Sale of Fund Shares	6.11%	8.24%	8.72%	N/A
Class A Shares –	Return Before Taxes	3.55%	8.96%	9.94%	N/A
Class I Shares –	Return before Taxes	10.46%	N/A	N/A	13.44%
Class R6 Shares –	Return before Taxes	10.51%	10.95%	11.30%	N/A
Russell Midcap® Index (reflects no deduction for sales charges, account fees, expenses or taxes)		15.34%	9.92%	9.63%	11.64%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Y shares and will vary for other share classes. Returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Fund shares.

Portfolio Management

The investment adviser to the Fund is Madison Asset Management, LLC. Richard Eisinger (Co-Head of Investments and Portfolio Manager/Analyst), Haruki Toyama (Head of Mid Cap and Large Cap Equity and Portfolio Manager/Analyst), and Andy Romanowich, CFA (Vice President and Portfolio Manager/Analyst), co-manage the Fund. Mr. Eisinger has served in this capacity since January 1998, Mr. Toyama has served in this capacity since February 2015 and Mr. Romanowich has served in this capacity since February 2019.

Purchase and Sale of Fund Shares

The minimum investment amount to establish an account in Class A and Class Y shares is normally $1,000 for non-retirement accounts and $500 for individual retirement education savings accounts, and the minimum to add to an account is $50. For an account established with an automatic investment plan the minimum is $50 per month to establish or add to an account. For accounts with Class I or R6 shares serviced by the Fund’s transfer agent, the minimum investment amount is $250,000 for Class I shares and $500,000 for Class R6 shares, and there is no minimum to add to an account.

The Fund will waive the minimum investment requirements for certain employee benefit plans and for certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances and on a case-by-case basis if deemed to be in the best interest of the Fund.

You may generally purchase, exchange or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at www.madisonfunds.com. Requests must be received in good order by the Fund or its transfer agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the broker-dealer or financial intermediary to learn how to place an order.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the Fund may be taxed as ordinary income or long-term capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. No such payments are made with respect to Class R6. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

MADISON SMALL CAP FUND	Fund Summary

Share Class/Ticker:	Class A - MASMX	Class Y - BVAOX	Class I - MSCIX	Class R6 - MSCRX

Investment Objective

The Madison Small Cap Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for Class A sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds.

More information about these and other discounts is available from your financial professional, in the “Sales Charges and Fees” section on page 55 of the prospectus, in the “More About Purchasing and Selling Shares” section on page 47 of the Funds' statement of additional information (“SAI”) and in the sales charge waiver appendix to this prospectus.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class Y	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class Y	Class I	Class R6
Management Fees[1]	0.89%	0.89%	0.89%	0.89%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	None	None	None
Other Expenses	0.21%	0.21%	0.11%	0.03%
Total Annual Fund Operating Expenses	1.35%	1.10%	1.00%	0.92%

[1]	The Fund’s management fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$705	$978	$1,272	$2,015
Class Y	112	350	606	1,340
Class I	102	318	552	1,225
Class R6	94	293	509	1,131

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified mix of common stocks of small cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. For purposes of this Fund, “small cap” is defined as those companies with market capitalization of between $100 million and $15 billion. Under normal market conditions, the Fund will maintain at least 80% of its net assets (including borrowings for investment purposes) in small cap securities.

The Fund's investment adviser, Madison Asset Management, LLC (“Madison”), focuses on core growth strategies through bottom-up fundamental research analysis to identify stocks of businesses that are selling at what it believes are substantial discounts to prices that accurately reflect their future earnings prospects. Madison conducts extensive research on each prospective investment using a five pillar analysis process to evaluate companies as potential investments for the portfolio. Investments that meet most of the criteria are added to a list of similar companies to be monitored by Madison. Companies meeting all five pillars may be added to the portfolio. The five pillars of the analysis are: (1) strong business traits, (2) defendable market niche, (3) attractive growth potential, (4) capable management, and (5) discount to private market value. In reviewing companies, Madison applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed. As a result of employing the five pillar analysis, the Fund may hold cash opportunistically, particularly during periods of market uncertainty when investments meeting all five pillars may be difficult to identify.

Madison may generally sell a security when it believes: (1) the security has achieved its value potential; (2) such sale is necessary for portfolio diversification, (3) changing fundamentals signal a deteriorating value potential; or (4) other securities have a better value potential.

The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.

Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.

Principal Risks

The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

Small Cap Risk—Price Volatility. Due to its focus on small cap companies, the Fund may experience significant volatility over time. Small companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. The securities of smaller companies also experience greater price volatility than securities of larger capitalization companies.

Small Cap Risk—Illiquidity. During certain periods, the liquidity of the securities of small cap companies may shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions. This liquidity risk could translate into losses for the Fund if it has to sell illiquid securities at a disadvantageous time. The costs of purchasing or selling securities of small capitalization companies are often greater than those of more widely traded securities. Securities of smaller capitalization companies can also be difficult to value.

Equity Risk. The Fund is subject to equity risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the circumstances and performance of companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Growth and Value Risks. Stocks with growth characteristics can experience sharp price declines as a result of earnings disappointments, even small ones. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are appropriately priced at a low level. Because the Fund generally follows a strategy of holding stocks with both growth and value characteristics, any stock’s share price may be negatively affected by either set of risks.

Capital Gain Realization Risks to Taxpaying Shareholders. Because of the focused nature of the Fund’s portfolio, the Fund is susceptible to capital gain realization. In other words, when the Fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The Fund’s sale of just a few positions will represent a larger percentage of the Fund’s assets compared with, say, a fund that has hundreds of securities positions.

Market Risk. The share price of the Fund reflects the value of the securities it holds. If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount). If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s investment results have varied from year to year. The table shows the Fund’s average annual total returns for various periods compared to different broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Performance results prior to August 30, 2019 for the Class Y shares are based on the performance of the Broadview Opportunity Fund (the “Predecessor Fund”), which was reorganized into the Class Y shares of the Fund on August 30, 2019. Performance for Class A shares was deemed to be new effective August 31, 2019 as a result of the reorganization. Madison waived 0.04% of the Fund's annual services fee from August 31, 2019 through December 31, 2020. Investment returns reflect this fee waiver, without which returns would have been lower. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.

Calendar Year Total Returns for Class Y Shares

Highest/Lowest quarter end results during this period were:

Highest:	4Q 2020	27.61%
Lowest:	1Q 2020	-28.96%

Average Annual Total Returns

For Periods Ended December 31, 2024

		1 Year	5 Years	10 Years	Since Inception 8/31/2019	Since Inception 2/26/2021	Since Inception 2/28/2022
Class Y Shares –	Return Before Taxes	21.94%	9.69%	7.50%	N/A	N/A	N/A
	Return After Taxes on Distributions	17.61%	6.99%	3.91%	N/A	N/A	N/A
	Return After Taxes on Distributions and Sale of Fund Shares	13.01%	7.04%	4.38%	N/A	N/A	N/A
Class A Shares –	Return Before Taxes	14.56%	8.15%	N/A	9.73%	N/A	N/A
Class I Shares –	Return Before Taxes	22.02%	N/A	N/A	N/A	4.20%	N/A
Class R6 Shares –	Return Before Taxes	22.18%	N/A	N/A	N/A	N/A	5.60%
Russell 2000® Index (reflects no deduction for sales charges, account fees, expenses or taxes)		11.54%	7.40%	7.82%	9.26%	1.73%	4.61%
Russell 2500™ Index (reflects no deduction for sales charges, account fees, expenses or taxes)		12.00%	8.77%	8.85%	10.24%	4.01%	5.31%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Y shares and will vary for other share classes. Returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Fund shares.

Portfolio Management

The investment adviser to the Fund is Madison Asset Management, LLC. Aaron Garcia, CFA (Vice President and Portfolio Manager/Analyst) and Faraz Farzam, CFA (Vice President and Portfolio Manager/Analyst) have co-managed the Fund since August 2019. Messrs. Garcia and Farzam served as co-managers of the Predecessor Fund since January 2010.

Purchase and Sale of Fund Shares

The minimum investment amount to establish an account in Class A and Class Y shares is normally $1,000 for non-retirement accounts and $500 for individual retirement and education savings accounts, and the minimum to add to an account is $50. For an account established with an automatic investment plan the minimum is $50 per month to establish or add to an account. For accounts with Class I or R6 shares serviced by the Fund’s transfer agent, the minimum investment amount is $250,000 for Class I shares and $500,000 for Class R6 shares, and there is no minimum to add to an account.

The Fund will waive the minimum investment requirements for certain employee benefit plans and for certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances and on a case-by-case basis if deemed to be in the best interest of the Fund.

You may generally purchase, exchange or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at www.madisonfunds.com. Requests must be received in good order by the Fund or its transfer agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the broker-dealer or financial intermediary to learn how to place an order.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the Fund may be taxed as ordinary income or long-term capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. No such payments are made with respect to Class R6. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

ADDITIONAL RISKS

Unknown Market Risks

Investing in the Funds involves risk. In addition to the other risks described in this prospectus, you should understand what we refer to as “unknown market risks.” While investments in stocks and bonds have been keystones in wealth building and management for over a hundred years, at times these investments have produced surprises for even the savviest investors. Those who enjoyed growth and income of their investments were rewarded for the risks they took by investing in the markets. When the rare calamity strikes, the word “security” itself seems a misnomer. Although we seek to appropriately address and manage the risks we have identified in this prospectus, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware and, therefore, have not identified in this prospectus. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something you must consider in connection with your investment in the Funds. Unforeseen events have the potential to upset the best laid plans, and could, under certain circumstances, produce a material loss of the value of some or all of your investments.

Recent Market Events

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and interest rate levels, the possibility of a national or global recession, trade tensions, political events, and wars in Europe and in the Middle East. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

Cybersecurity Risk

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches.  Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached.  The Funds and their respective shareholders could be negatively impacted as a result of a cybersecurity breach.  Cybersecurity breaches can include, but are not limited to, gaining unauthorized access to digital systems, networks or devices (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; infection from computer viruses, corrupting data or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality.  Cybersecurity breaches may cause disruptions and impact a Fund’s business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV; impediments to trading; the inability of a Fund, its investment advisor or subadviser, as applicable, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Funds or their shareholders. The Funds and their shareholders could be negatively impacted as a result.

Fixed-Income Market Capacity Risk

While assets in bond mutual funds and ETFs have grown rapidly, dealer capacity in the fixed income markets appears to have undergone fundamental changes. Primary dealer inventories as a percentage of total bonds outstanding are at very low levels. This apparent reduction in market-making capacity may be a persistent change, to the extent it is resulting from broader structural changes such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements at the holding company level.  A significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the fixed income markets at times. Therefore, our Funds with income distributions objectives seek to invest in larger, more liquid issues. However, structural changes may cause trading in even the most liquid of issues to become challenged at times. This could negatively affect the price of these securities and the value of an investment in a Fund.

Management Risk

Each Fund is subject to management risk as an actively-managed investment portfolio and depends on the decisions of the co-portfolio managers to produce the desired results.

YOUR ACCOUNT

The following pages describe the share classes offered through this prospectus, and explain how you can invest with Madison Funds® (“Madison Funds,” the “Funds,” or the “Trust”). You may generally open an account and purchase shares of the Funds through financial intermediaries, such as mutual fund supermarkets, retirement plan record keepers, or brokers-dealers who are authorized to sell shares of the Funds (individually a “financial intermediary,” and collectively, “financial intermediaries”). You may also purchase shares directly from the Funds' transfer agent.

Note: most of the information on how to open an account and how to purchase, exchange, or sell shares that follows will not be relevant to you if you invest in the Funds through a financial intermediary. Financial intermediaries may require the payment of fees from their individual clients, which may be different from those described in this prospectus, and may also have policies and procedures that are different than those contained in this prospectus. For example, they may charge transaction fees or set different minimum investment amounts. Investors should consult their financial intermediary regarding its procedures for purchasing and selling shares of the Funds as the policies and procedures may be different. If you have such an account, contact your financial intermediary and they will be able to assist you.

Regardless of the type of account, the first step to investing in Madison Funds is to carefully read this entire prospectus.

Who Can Invest in the Funds?

In general, to invest in the Funds, you should be an adult US citizen or resident or a US entity with a US tax identification (social security or employer identification) number. You or the person authorized to place transactions on your behalf may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If the Funds determine that the registered owner of an account has permitted another person or entity who is not the registered or beneficial owner of the account to hold shares through that account, the Funds may reject future purchases in that account and any related accounts. The Funds may only be sold in states where they are notice filed or registered. Some Funds and share classes appearing in this prospectus may not be available for purchase in all jurisdictions. The Funds sell shares to investors residing outside the US only in limited circumstances. Any sale to an investor residing outside of the US requires prior approval of the Funds.

Share Class Availability

The Trust offers four classes of shares through this prospectus: Class A, Class Y, Class I and Class R6. Not all share classes are offered by all Funds. Each share class offered within a Fund represents investments in the same portfolio of securities, but each class has its own expense structure, which allows you to choose the one that best meets your needs. For a description of the expenses imposed on each class, please see the “Fund Summaries - Fees and Expenses” section for the Fund in which you are interested. The various share classes are described in more detail below.

When deciding which share class is best for you, carefully consider:

•	how long you plan to own the Fund shares;

•	how much you intend to invest;

•	the total expenses you’ll pay for each class; and

•	whether you qualify for any reduction or waiver of sales charges.

Class A Shares. Class A shares typically charge a front-end sales charge or “load” that is deducted from your initial investment. Often, Class A shares offer you discounts (the discount increases as the size of your investment increases), called “breakpoints,” on the front-end sales charge if you make a large purchase, already hold other mutual funds offered by the same fund family, or have family members (or others with whom you may link according to fund rules) who hold funds in the same fund family. Class A shares also charge a 0.25% Rule 12b-1 service fee that, over time, will increase the cost of investing.

Class Y Shares. Class Y shares do not impose a front-end sales charge or a contingent deferred sales charge (“CDSC”), and are not subject to any Rule 12b-1 distribution or service fees. Class Y shares are generally purchased directly through the Funds' transfer agent by individuals and entities that are not assisted by a financial adviser, and by investors who purchase shares through financial intermediaries who have entered into an agreement with the Funds' distributor or Madison to offer Fund shares through a managed account or fee-based program or to brokerage accounts held on a network or platform that submit orders on behalf of their clients.

Class I Shares. Class I shares do not impose a front-end sales charge or CDSC, and are not subject to any Rule 12b-1 distribution or service fees. Class I shares are generally available for purchase through participating employee benefit plans, and through certain other accounts registered to trust companies and bank trust departments, and certain eligible qualifying investment product platforms offered by financial intermediaries who have entered into an agreement with the Funds' distributor or Madison. Class I shares offered through such plans, accounts and platforms are generally maintained on the books of the Funds' transfer agent at an omnibus level. Investment minimums for any such plans, accounts, and platforms are set by the policies of those offering such shares. Class I shares are also available for purchase by individuals, trusts, estates, charitable organizations, corporations (including affiliated and unaffiliated investment companies), endowments, foundations and other investors who purchase shares directly from the Funds' transfer agent with a minimum initial investment of $250,000, and no minimum to add to an account.

Class R6 Shares. Class R6 shares do not impose a front-end sales charge or CDSC, and are not subject to any Rule 12b-1 distribution or service fees. Class R6 shares do not make any payments to financial intermediaries from Fund assets, nor from the Funds' distributor or Madison and its affiliates. Class R6 shares are available for purchase through participating retirement plans (401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), and through certain other accounts registered to trust companies and bank trust departments and certain eligible qualifying investment product platforms offered by financial intermediaries under a signed agreement with the Funds' distributor. Class R6 shares offered through such plans, accounts and platforms are generally maintained on the books of the Funds' transfer agent at an omnibus level. Investment minimums for any such plans, accounts, and platforms are set by the policies of those offering such shares. Class R6 shares are available for purchase by corporations (including affiliated and unaffiliated investment companies), and other institutional investors, such as trusts, endowments and foundations, with a minimum initial investment of $500,000, and there is no minimum to add to an account.

Class R6 shares are generally not available to retail non-retirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPS, SARSEPs, SIMPLE IRAs or individual 403(b) plans. Class R6 shares are also not available for purchase under circumstances where the Funds’ distributor or Madison is contractually required to pay any commissions, account servicing fees, record keeping fees, sub-transfer agent fees or other asset-based or sales-based fees to a financial intermediary. Please refer to the SAI for more information regarding the availability of Class R6 shares.

Each individual’s investment needs are different. You should speak with your financial adviser to review your investment objectives, which will help you decide which share class is right for you.

Investment Minimums

Minimum Investments	Class A	Class Y	Class I	Class R6
To open an account:
Non-Retirement account:	$1,000	$1,000	$250,000	$500,000
Individual Retirement account:	$500	$500	$250,000	N/A
Education Savings account:	$500	$500	N/A	N/A
To add to an account:	$50	$50	No minimum	No minimum

The Funds will waive the initial minimum investment to open an account for Class A, and Class Y shares if you invest through an Automatic Investment Plan. See “Additional Investor Services – Automatic Investment Plan.”

The Funds have no minimum investment requirements for all share classes for: (1) accounts funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans; (2) for shares purchased by affiliated and unaffiliated investment companies; or (3) for investors who purchase shares through financial intermediaries who have entered into an agreement with the Funds' distributor or Madison to offer Fund shares (i) through a managed account or fee-based program; or (ii) through accounts held on a network or platform that submit orders on behalf of their clients; and (iii) where the intermediary holds shares through an omnibus account. If you invest through a financial intermediary, the intermediary may impose their own minimum investment requirements.

The Funds may also reduce or waive the minimum investment requirements under certain circumstances and on a case-by-case basis if deemed to be in the best interest of the Funds. Please refer to the SAI for more information regarding the waiver of investment minimums of Class I and Class R6 shares.

How to Contact Us

You can reach a Madison Funds shareholder services representative by calling 1-800-877-6089 weekdays, 8:00 a.m. to 7:00 p.m. Central time. Mail all general inquiries, new account applications and transaction requests as follows:

Regular Mail:	Express, Certified or Registered Mail:
Madison Funds P. O. Box 219083 Kansas City, MO 64121-9083	Madison Funds 801 Pennsylvania Ave, Ste 219083 Kansas City, MO 64105-1307

Opening an Account

1.	Carefully read this prospectus.

2.	Determine how much you want to invest.

3.	Carefully complete the appropriate parts of the account application, including the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional form if you want to add privileges later. If you have questions, please contact your financial adviser or the Trust.

When opening a new account, the Funds are required by law to obtain certain personal information from you to verify your identity, including name, address, date of birth, and other information that will allow us to identify you. If you do not provide the information, the Funds’ transfer agent, on behalf of the Funds, may not be able to open your account. If the transfer agent is unable to verify your identity, the Funds' reserve the right to close your account or take such other action deemed reasonable or required by law.

Purchasing Shares

The following explains how to purchase shares by check, wire, phone, exchange or Internet. You may purchase shares at any time by complying with the minimum investment requirements described in “FUND SUMMARIES—Purchase and Sale of Fund Shares.” Upon request, your shares will be purchased at the next net asset value (“NAV”) calculated after your order is accepted in good order by the Fund. “Good order” means that the request includes the information described in the table below.

OPENING AN ACCOUNT	ADDING TO AN ACCOUNT
BY CHECK
Make out a check for the investment, payable to Madison Funds.	Make out a check for the investment amount, payable to Madison Funds.
Deliver the check and your completed application to your financial adviser or mail to Madison Funds.	Complete the detachable investment slip from your account statement. If no slip is available, send a letter specifying the Fund name, share class, your account number, the name in which the account is registered, and the amount of your investment to be sent by check. Mail to Madison Funds.
A charge of $30 will be assessed for each returned check occurrence.
BY WIRE
Deliver your completed application to your financial adviser or mail to Madison Funds.	Call Madison Funds at 1-800-877-6089. Provide the Fund name, share class, your account number, the name in which the account is registered, and the amount of your investment to be sent by wire.
Obtain your account number by calling your financial adviser or Madison Funds at 1-800-877-6089. Instruct your financial institution to wire the amount of your investment to State Street Bank & Trust Company.

Instruct your financial institution to wire the amount of your investment to State Street Bank & Trust Company:

ABA#: 0110-0002-8

FBO: Madison Funds

DDA#: 9905-510-5 FBO: (Shareholder name/account number)

BY PHONE
Not currently available.	Call Madison Funds at 1-800-877-6089 to verify that these features are in place on your account. You are automatically eligible to purchase shares by phone, upon set-up of ACH electronic funds transfer, unless you indicate otherwise in the account options section of your application.
To place your purchase, call Madison Funds at 1-800-877-6089, or use our automated touchtone service 24-hours a day.
BY EXCHANGE (Available for most accounts and amounts that meet Fund minimums.)
Make sure that you have a current prospectus for the Madison Funds, which can be obtained by calling your financial adviser or Madison Funds at 1-800-877-6089.	Make sure that you have a current prospectus for the Madison Funds, which can be obtained by calling your financial adviser or Madison Funds at 1-800-877-6089.
Call your financial adviser, Madison Funds at 1-800-877-6089, or use the Internet at www.madisonfunds.com to request an exchange. You can only open up a new Fund position in an existing account by exchange.	Call your financial adviser, Madison Funds at 1-800-877-6089, or use the Internet at www.madisonfunds.com to request an exchange.

OPENING AN ACCOUNT	ADDING TO AN ACCOUNT
BY INTERNET (Access 24 hours a day at www.madisonfunds.com.)
You cannot open a new account on the Internet.	Call Madison Funds at 1-800-877-6089 to verify that these features are in place on your account. You are automatically eligible to purchase shares on the internet upon set-up of ACH electronic funds transfer, unless you indicate otherwise in the account options section of your application. Alternatively, you may check your profile on the Internet. The feature will be activated if you are eligible to purchase shares.

Purchase orders received in good order by the Funds after the close of regular trading on the New York Stock Exchange
(usually 4:00 p.m., Eastern Time), will be processed using the next day’s NAV.

Purchasing by Exchange

Within an account, you may exchange shares of one Fund for shares of the same class of another Fund subject to the minimum investment requirements of the Fund purchased, without paying any additional sales charge.

Except as may be approved by the Chief Compliance Officer of the Funds, only five (5) exchanges are allowed per Fund in a calendar year. If you establish a systematic exchange or automatic account rebalancing program (see the “Your Account -Additional Investor Services” section), those exchanges are not included in the exchange limit or redemption fee policies. The Funds reserve the right to require that previously exchanged shares (and reinvested dividends) be in a Fund for 90 days before an investor is permitted a new exchange. A Fund may change its exchange policy at any time upon 60 days’ notice to its shareholders.

It is important to note that additional restrictions may apply if you invest through an intermediary. The Trust will work with intermediaries to apply the Funds’ exchange limit guidelines, but in some instances, the Funds are limited in their ability to monitor the trade activity or enforce the Funds’ exchange limit guidelines in such accounts. In addition, a different exchange limit may apply for accounts held by certain institutional retirement plans to conform to plan exchange limits.

Please refer to the SAI for additional details regarding exchanges and moving investments in certain share classes to different share classes.

Sales Charges and Fees

The following discussion explains how sales charges on your purchases of a Fund are calculated. Before investing in mutual funds, it is important that you understand the sales charges that you will be charged.

Conservative Allocation Fund

Moderate Allocation Fund

Aggressive Allocation Fund

Diversified Income Fund

Covered Call & Equity Income Fund

Dividend Income Fund

Large Cap Fund

Mid Cap Fund

Small Cap Fund

					Core Bond Fund
	Sales Charge as a % of:		Dealer Commission as a % of Offering Price[2]		Sales Charge as a % of:		Dealer Commission as a % of Offering Price[2]
Investment Amount:	Offering Price[1]	Net Amount Invested		Investment Amount:	Offering Price[1]	Net Amount Invested
Under $25,000	5.75%	6.10%	5.00%	Under $50,000	4.50%	4.71%	4.00%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%	$50,000 to $99,999	4.00%	4.17%	3.50%
$100,000 to $249,999	3.50%	3.63%	3.00%	$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%	$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	1.50%	1.52%	1.20%	$500,000 to $999,999	1.50%	1.52%	1.20%
$1 million or more and certain other investments described below	None[3]	None	See Below[4]	$1 million or more and certain other investments described below	None[3]	None	See Below[4]

[1]	The term “offering price” includes the front-end sales charge. The sales charge you pay may be higher or lower than what is disclosed due to standard industry practice to round the public offering price to two decimal places when calculating the number of shares purchased, and to round the number of shares purchased to three decimal places. Please refer to the SAI for additional information.

[2]	The portion of the sales charge the Funds' distributor, MFD Distributor, LLC (“MFD”), or its agent pays to broker/dealers for selling the Funds’ shares. The broker/dealer passes along a portion of this compensation to your financial adviser. From time to time, MFD, at its discretion, may pass along to the broker/dealers the entire sales charge paid as a percentage of offering price as part of a sales program, although it has not done so as of the date of this prospectus.

[3]	A CDSC may be assessed on certain purchases of Class A shares over $1,000,000 at a rate of 1.00% if redeemed in the first year and 0.50% if redeemed in the second year following the purchase.

[4]	MFD may pay a commission up to 0.50% on certain purchases of Class A shares over $1,000,000 on which no initial sales charge was paid.

Generally, as the amount of purchase increases, the percentage used to determine the sales load decreases. In addition to a single mutual fund purchase, you may be entitled to receive a discount or qualify to purchase Class A shares without a sales charge based on rights of accumulation or by using a letter of intent as described below.

Class A Sales Charge Discounts and Waivers. The availability of certain Class A sales charge discounts and waivers will depend on whether you purchase your shares directly from the Funds or through an intermediary. It is possible that certain intermediaries may not, in accordance with their policies and procedures, be able to offer one or more of these sales charge discounts or waiver privileges. In addition, certain intermediaries may have different policies and procedures regarding the availability of front-end sales charge discounts and waivers (See Appendix - Sales Charge Waivers, which includes information about specific sales charge discounts or waivers applicable to the intermediaries identified therein). In all instances, you will need to notify the Funds or your intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge discounts or waivers. For discounts and waivers not available through a particular intermediary, you will have to purchase Fund shares directly from the Funds or through another intermediary to receive these discounts or waivers. Madison Funds may require evidence, and reserves the right to request additional documentation, to verify you are eligible for a discount or waiver of sales charges. Please consult your intermediary for further information.

The term “immediate family” referenced below, is defined as the investor's spouse or domestic partner as recognized by applicable state law and children under the age of 21.

Class A Sales Charge Reductions. There are several ways investors and certain qualified pension plans may combine multiple purchases to reduce Class A sales charges as indicated below. For the purpose of calculating the sales charge, reinvestment or cross-reinvestment from another Fund having paid a sales charge qualify for a sales charge reduction.

Rights of Combination. Purchases may be combined to reduce Class A sales charges if made by:

●	you and your immediate family for your own account(s), including individual retirement, custodial and personal trust accounts;

●	a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account; and
●	groups which qualify for the Group Investment Program as described in the SAI.

Rights of Accumulation. You may add the current market value of your existing holdings in any Fund and class of shares of Madison Funds (including combinations), to the amount of your next purchase of Class A shares to qualify for reduced sales charges. The current value of an existing investment in a variable annuity contract sponsored by TruStage Financial Group, Inc. or its subsidiaries and affiliates (collectively referred to herein as “TruStage”) may also be taken into account to determine your Class A sales charges.

Letter of Intent. You may purchase Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once by signing a Letter of Intent (“LOI”). Such an investment must aggregate at least $25,000 if investing in equity funds or at least $50,000 if investing in the Core Bond Fund during the 13-month period from the date of the LOI. The LOI period starts on the date on which your first purchase is made toward satisfying the LOI. Your accumulated holdings (including combination and accumulation as described above) eligible to be aggregated as of the day immediately before the start date of the LOI period may be credited towards satisfying the LOI. For the purposes of calculating if the total investment amount specified in the LOI has been met, the historical cost of the original shares purchased will be used, and reinvested dividends and capital gains and appreciation of your holdings are not included. A small portion of the initial purchase (approximately 5% of the aggregate) will be held in escrow to cover the difference in Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the sales charge reduction you received. The escrowed shares will be released upon completion of the LOI or at the end of the 13-month period, whichever comes first. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Funds, their transfer agent, or your broker-dealer may not maintain this information.

Class A Sales Charge Waivers. Class A shares may be purchased without front-end sales charges by the following individuals and institutions:

●	Investors in fee-based advisory or managed account programs where the sponsor or a broker-dealer has an agreement with the Funds' distributor authorizing the sale of Fund shares.
●	Clients of financial intermediaries who have entered into an agreement with the Funds' distributor or Madison to offer fund shares through a network, platform or to self-directed investment brokerage accounts.

●	Registered representatives of broker/dealers and registered investment advisers authorized to sell the Funds when purchasing shares for their own account or for the benefit of their immediate family.

●	Individuals and their immediate family who, within the past twelve months, were members of the Board of Trustees of the Trust; were trustees, directors, officers or employees of Madison Investment Holdings, Inc., and/or its subsidiaries or affiliated companies including Madison, any subadviser, or service providers of Madison Funds or the Ultra Series Fund; or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

●	Individuals and their immediate family who within the past twelve months were trustees, directors, officers, or employees of TruStage, or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons, provided the purchase is self-directed without the consultation of a registered representative. If the purchase is made through a registered representative, sales charges as described herein may apply.
●	Credit union employees and their “immediate family,” when purchasing shares for their own personal accounts.

●	Investors who establish a self-directed investment account maintained by the Funds' transfer agent, where the investment is made without the consultation of registered representative and there is no broker-dealer of record associated with the account.

●	Retirement Health Care Funding Program accounts (FAS 106) and Employee Option Plan accounts administered by TruStage.

●	Credit union system-affiliated institutional investors, charitable organizations, and other non-profit organizations as described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”).

●	Credit union employees and employees of non-profit organizations that qualify as tax-exempt under section 501(c) of the Code, when purchasing shares in a 457(b) eligible deferred compensation plan.

●	Qualified defined benefit or qualified defined contribution pension plans, including 401(k) plans, with over $250,000 of assets.

In addition, Class A shares may be purchased without front-end sales charges in the following transactions:

●	With proceeds from the liquidation of a TruStage-affiliated pension product.

●	By exchange from one Fund to another.

●	From the proceeds of shares of another Fund account on which a load was already paid.

●	Reinvestment of dividends or capital gains from any Fund.

●	Pursuant to the Funds’ reinstatement or reinvestment privilege (see the SAI for more information).

The Funds may terminate or amend the terms of these sales charge reductions or waivers at any time.

Please refer to the SAI or the Funds’ website at www.madisonfunds.com for additional information on sales charge reductions and waivers. The SAI is available free of charge, upon request, by calling 1-800-877-6089. The Funds’ website includes hyperlinks to the information provided herein and to the additional information that is referenced in the SAI.

Distribution and Service Plans (Rule 12b-1)

The Board of Trustees has adopted a distribution and service plan with respect to the Trust’s Class A shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the terms of the plan, each Fund pays MFD a service fee equal to 0.25% of the average daily net assets attributable to Class A shares of that Fund. The service fee is used by MFD to offset costs of servicing shareholder accounts or to compensate other qualified broker/dealers who sell Class A shares of the Funds pursuant to agreements with MFD for their costs of servicing shareholder accounts. MFD may retain any portion of the service fee for which there is no broker/dealer of record as partial consideration for its services with respect to shareholder accounts.

Selling Shares

The following explains how to sell your shares by letter, phone or exchange. You may sell shares at any time. Upon request, your shares will be sold at the next NAV calculated after your order is received in good order by the Fund. “Good order” means that the request includes the Fund and account number, amount of transaction, signatures of the owners as noted below and a “medallion guarantee” if required.

In certain circumstances, to protect you and the Funds, you will need to make your request to sell shares in writing, which may require sending additional documents. In addition, you will need to obtain a medallion guarantee if the redemption is:

●	over $100,000;

●	made payable to someone other than the registered shareholder(s); or

●	mailed to an address other than the address of record, or an address that has been changed within the last 30 days.

You can generally obtain a medallion guarantee from a financial institution, a broker or securities dealer, or a securities exchange or clearing agency. A notary public CANNOT provide a medallion guarantee. The Trust reserves the right to require a medallion guarantee on any redemption.

SELLING SHARES
BY LETTER (Available for accounts of any type and sales of any amount.)
Write a letter of instruction indicating your account number, Fund name, the name in which the account is registered and the dollar value or number of shares you wish to sell. Mail your letter, and any other required materials, to Madison Funds. A check will be mailed to the name and address in which the account is registered.
If you are:	A written letter of instruction to sell shares must include:
An owner of an individual, joint, sole proprietorship, UGMA/UTMA (custodial accounts for minors) or general partner account	● The signatures of all persons authorized to sign for the account, exactly as the account is registered. ● Medallion guarantee if applicable.

An owner of a corporate or association account, or an owner or trustee of a trust account	● The signature of the person(s)/trustee(s) authorized to sign for the account. ● Medallion guarantee required.

A joint tenancy shareholder whose co-tenant is deceased	● The signature of the surviving tenant. ● Tax waiver (if applicable in your state). ● Medallion guarantee required.

SELLING SHARES
An executor of a shareholder’s estate	● The signature of the executor. ● Tax waiver (if applicable in your state). ● Medallion guarantee required.
For other account types not listed above, please call Madison Funds at 1-800-877-6089 for instructions.

SELLING SHARES
BY PHONE (Available for most accounts and sales of up to $100,000 per day.)
To place your redemption order, call Madison Funds at 1-800-877-6089, or use our automated touchtone service 24-hours a day. Redemption requests may be placed on all business days (excluding market holidays). Checks are generally mailed the next business day after the redemption request is effective.

Redemption proceeds can be sent by electronic funds transfer (“EFT”) provided that you have pre-authorized banking information on file with Madison Funds. Redemption proceeds from EFT transactions are generally available by the second business day. The Trust does not charge for EFT; however, your financial institution may charge a fee for this service.

Amounts of $1,000 or more can be wired on the next business day, provided that you have pre-authorized the wiring of funds and the needed information is on file with Madison Funds. A $15 fee will be deducted from your account to send the wire; your financial institution may charge an additional fee to accept the wired funds.

BY EXCHANGE (Available for most accounts and amounts that meet fund minimums.)
Make sure that you have a current prospectus for the Madison Funds, which can be obtained by calling your financial adviser or Madison Funds at 1-800-877-6089. Call your financial adviser, Madison Funds, or use the Internet at www.madisonfunds.com to execute the exchange.

BY INTERNET
Depending upon the type of account you hold, you may be able to redeem shares online. The feature will be activated if your account is eligible.

Redemption requests received in good order by the Funds after the close of regular trading on the New York Stock Exchange

(usually 4:00 p.m., Eastern Time), will be processed using the next day’s NAV.

The Funds typically expects that each Fund will pay redemption proceeds one business day following receipt and acceptance of a redemption order. However, payment may take longer than one business day and make take up to seven days as generally permitted by the 1940 Act. In addition, if you recently purchased shares and subsequently request a redemption of those shares, each Fund will pay redemption proceeds once a sufficient period of time has passed to reasonably ensure that checks or drafts, for the shares purchased have cleared (normally seven business days from the purchase date).

Under normal market conditions, the Funds typically expect that each Fund will meet shareholder redemptions by monitoring a Fund’s portfolio and redemption activity and by regularly holding a reserve of highly liquid assets, such as cash or cash equivalents. Each Fund may use additional methods to meet redemptions, if they become necessary in stressed market conditions. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Funds' custodian bank, and making payment with Fund securities or other Fund assets rather than in cash (as further discussed in the following paragraph).

Although payment of redemptions normally will be in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities held by each Fund (commonly referred to as an in-kind redemption). To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities. The SAI contains further information about in-kind redemptions.

Fund’s Right to Redeem

The Fund reserves the right to redeem all or a portion of the shares in an account for operational, legal, and regulatory reasons, including, but not limited to, (1) a redemption to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency, (2) a redemption to close an account, or suspend account privileges, features, or services in the case of threatening conduct or harassment, (3) a redemption to freeze an account, or suspend account privileges or features if we believe that doing so may prevent fraud, financial exploitation, or abuse, and/or (4) a redemption in conjunction with a restructuring of Madison’s available investment products as approved by the Board of Trustees.

General Policies

Limitation on Purchases. If you purchase shares by check and your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. A charge of $30 will be assessed for each returned check occurrence. We do not accept third-party checks, starter checks, credit cards, credit card checks, or cash to purchase shares. All purchase payments must be denominated in U.S. dollars and drawn on or from U.S. financial institutions.

Pricing of Fund Shares. The NAV for each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time) by dividing the net assets of each Fund and class by the number of shares outstanding of that Fund and class. Transaction requests received after the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) will be processed using the next day’s NAV. The NAV per share for each Fund and class is not determined on days the New York Stock Exchange is closed for trading. The New York Stock Exchange is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A Fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of Fund shares. Because the assets of the Conservative Allocation, Moderate Allocation, Aggressive Allocation and Diversified Income Funds (each an “Allocation Fund,” and, collectively, the “Allocation Funds”) consist primarily of shares of the underlying funds, the NAV of each Allocation Fund is determined based on the NAVs of the underlying funds. Because each Allocation Fund will only invest in underlying funds, government securities and short-term paper, it is not anticipated that Madison will need to “fair” value any of the investments of the Allocation Funds. However, an underlying fund may need to “fair” value one or more of its investments, which may, in turn, require an Allocation Fund to do the same because of delays in obtaining the underlying fund’s NAV.

The following fair valuation policy is followed by Madison with respect to the Funds that it advises. It is anticipated that unaffiliated underlying funds will have a fair valuation policy that is similar and such policy will be described in the prospectus of the underlying fund, including an explanation of the circumstances under which fair value pricing will be used and the effects of using fair value pricing.

If quotations are not readily available for a security or other portfolio investment, no other sales have occurred, or if it is believed that a quotation or other market price for a security or other portfolio investment does not represent its fair value, Madison may value the security or investment using procedures adopted by the Board of Trustees pursuant to Rule 2a-5 under the 1940 Act. These procedures designate Madison as the “valuation designee” for the Funds, and Madison, in turn, has delegated valuation decisions to its Pricing Committee. Securities and other investments valued at their fair value entail significantly greater valuation risk than do securities and other investments valued at an established market value.

Madison relies on its fair value procedures most often in connection with foreign securities whose principal trading market(s) is outside the U.S. and/or are denominated in a foreign currency. From time to time, events occur that affect the issuers of such foreign securities or the securities themselves, or information about the issuer or securities becomes available, after the close of trading in the securities but before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In these situations, the fair value of the foreign security may be something other than the last available quotation or other market price. With regard to such foreign securities, the fair valuation procedures include consultation with an independent “fair value” pricing service. Nonetheless, Madison separately evaluates each such foreign security and may, in conformity with the fair valuation procedures, establish a different fair value than that reached by the independent pricing service or other financial institutions or investment managers.

Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about their issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by Madison under the fair valuation procedures for any security or other investment (or underlying fund) may vary from the last quoted sale price or market close price, or from the value given to the same security or investment by: (1) an independent pricing service; (2) other financial institutions or investment managers; or (3) Madison, had it used a different methodology to value the security. The Trust cannot assure that a security or other portfolio investment can be sold at the fair value assigned to it at any time.

To the extent that a Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the NAV of such Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Execution of Requests. Each Fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Purchase and redemption requests are executed at the next NAV calculated after your request is received in good order by the Trust. In unusual circumstances, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven days or longer, as allowed by federal securities law.

Purchases and Redemptions through Authorized Financial Intermediaries. You may purchase or redeem shares of the Funds through financial intermediaries who are authorized to sell shares. Certain of these financial intermediaries are authorized to designate other financial intermediaries to receive purchase and redemptions orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized financial intermediary, or, if applicable, any such financial intermediaries' authorized designee, receives the order.

Purchase and Redemption Prices. When you purchase shares, you pay the NAV plus any applicable sales charges, as described earlier. When you redeem shares, you receive the NAV minus any applicable CDSC. Purchase orders and redemption and exchange requests will be executed at the price next determined after the order or request is received in good order by the Trust, as described in “Your Account - Purchasing Shares” and “Your Account - Selling Shares.”

Redemption in Advance of Purchase Payments. When you place a request to redeem shares for which the purchase payment has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to seven business days after the purchase.

Frequent Purchases and Redemptions of Fund Shares. The Trust discourages investors from using the Funds to frequently trade or otherwise attempt to “time” the market. As a result, the Funds reserve the right to reject a purchase or exchange request for any reason.

Market Timing. It is the policy of the Board of Trustees of Madison Funds to block shareholders or potential shareholders from engaging in harmful trading behavior, as described below, in any Madison Fund. To accomplish this, the Funds reserve the right to reject a purchase or exchange request for any reason, without notice. This policy does not affect a shareholder’s right to redeem an account. In addition, the Funds have written agreements in place with intermediaries who hold Fund shares on behalf of others (e.g., brokers, banks and plan administrators) which give the Funds the authority to identify third parties who invest in the Funds through such intermediaries so that the Funds can prevent them from engaging in harmful frequent trading and market-timing activity as described below.

Identifiable Harmful Frequent Trading and Market-Timing Activity. The Trust defines harmful trading activity as that activity having a negative effect on portfolio management or Fund expenses. For example, a Fund subject to frequent trading or “market-timing” must maintain a large cash balance in order to permit the frequent purchases and redemptions caused by market-timing activity. Cash balances must be over and above the “normal” cash requirements the Fund keeps to handle redemption requests from long-term shareholders, to buy and sell portfolio securities, etc. By forcing a Fund’s portfolio manager to keep greater cash balances to accommodate market timing, the Fund may be unable to invest its assets in accordance with the Fund’s investment objective. Alternatively, harmful trading activity may require frequent purchase and sale of portfolio securities to satisfy cash requirements. To the extent market-timing activity of this sort requires the affected Fund to continually purchase and sell securities, the Fund’s transaction costs will increase in the form of brokerage commissions and custody fees. Finally, frequent trading activity results in a greater burden on the affected Fund’s transfer agent, increasing transfer agent expenses and, if not actually raising Fund expenses, at least preventing them from being lowered.

For all of the above reasons, the Funds monitor cash flows and transfer agent activity in order to identify harmful activity. Furthermore, when approached by firms or individuals who request access for market timing activities, the Funds decline such requests; when trades are attempted without such courtesy, the Funds make every effort to block them and prohibit any future investments from the source of such trades. The Funds do not define market-timing by the frequency or amount of trades during any particular time period. Rather, the Funds seek to prevent market-timing of any type that harms the Funds in the manner described above.

The Funds do not currently impose additional fees on market timing activity although the right to do so is reserved upon notice to shareholders in the future. The Funds do not specifically define the frequency of trading that will be considered “market timing” because the goal is to prevent any harm to long-term investors that is caused by any out-of-the-ordinary trading or account activity. As a result, when the Funds identify any shareholder activity that causes or is expected to cause the negative results described above, the Funds will block the shareholder from making future investments. As a practical matter, the Trust’s generally applicable restriction on exchanges per Fund to five per year, as described in the “Purchasing By Exchange” section above, limits the occurrence of frequent trading and market-timing activity.

The Funds use their discretion to determine whether transaction activity is harmful based on the criteria described above. Except as described below, the Funds do not distinguish between shareholders that invest directly with a Fund or shareholders that invest with the Trust through a broker (either directly or through a financial intermediary account), an investment adviser or other third party as long as the account is engaging in harmful activity as described above.

Other Risks Associated with Market Timing. Moving money in and out of Funds on short notice is a strategy employed by certain investors who hope to reap profits from short-term market fluctuation. This is not illegal, but is discouraged by many Funds since it can complicate Fund management and, if successfully employed, have a negative impact on performance. In particular, a successful “market-timer” could, over time, dilute the value of fund shares held by long-term investors by essentially “siphoning off” cash by frequently buying Fund shares at an NAV lower than the NAV at which the same shares are redeemed. The Funds will block ALL identifiable harmful frequent trading and market-timing activity described above regardless of whether the market-timer is successful or unsuccessful. In any event, investors in any of the Madison Funds should be aware that dilution caused by successful market timing by some shareholders is a risk borne by the remaining shareholders.

Exceptions or Other Arrangements. It is possible that a Fund will not detect certain frequent trading or market timing activity in small amounts that, because of the relatively small size of such activity, is subsumed by the normal day-to-day cash flow of the Fund (see the section above entitled “Other Risks Associated with Market Timing”). However, the Funds believe their procedures are adequate to identify any market timing activity having the harmful effects identified in the section entitled “Identifiable Harmful Frequent Trading and Market-Timing Activity” regardless of the nature of the shareholder or method of investment in the Trust.

Delegation to Certain Financial Intermediaries. The Trust may rely on the short-term trading policies enforced by financial intermediaries if, in the discretion of the Trust’s Chief Compliance Officer, such policies are designed to prevent the harm that these policies are designed to address. Financial intermediary policies relied upon in this manner must be adequately identified in written agreements enforceable by the Trust or its distributor on behalf of the Funds.

Because the Funds discourage market timing in general, Madison Funds does not currently, nor does it intend to, have any arrangements or agreements, formal or informal, to permit any shareholders or potential shareholders to directly or indirectly engage in any type of market-timing activities, harmful or otherwise.

Although the Funds believe reasonable efforts are made to block shareholders that engage in or attempt to engage in harmful trading activities, the Funds cannot guarantee that such efforts will successfully identify and block every shareholder that does or attempts to do this.

Telephone Transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, the Trust will take measures to verify the caller’s identity, such as asking for name, account number, Social Security or taxpayer ID number and other relevant information. The Trust is not responsible for any losses that may occur due to unauthorized telephone calls. Also for your protection, redemption transactions are not permitted via telephone on accounts for which names or addresses have been changed within the past 30 days unless the account has been pre-authorized for EFT or wire redemption privileges to a financial institution account.

Internet Transactions. For your protection, you will need your Social Security and account number to establish access to your account on the Internet. You will be asked to assign a unique password and you will need to use that password on all future visits to verify your identity. Buy and sell prices and valuation of shares procedures are consistent with the policies noted above. The Trust is not responsible for any losses that may occur due to unauthorized access.

Special Redemptions. Although no Fund would normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities held by the Fund as prescribed by the Board of Trustees. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, each Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund’s NAV at the beginning of such period.

Householding. To reduce shareholder service expenses, the Trust intends to send only one copy of its reports per household regardless of the number of investors at the household or the number of accounts held. However, any investor may obtain additional reports upon request to Madison Funds.

Account Statements. In general, you will receive account statements every quarter, as well as after every transaction (except for any dividend reinvestment or systematic transactions) that affects your account balance and after any changes of name or address of the registered owner(s). Every year you should also receive, if applicable, a Form 1099 tax information statement, which will be mailed to you by January 31.

Research and Other fees. Shareholders who need investment records for years prior to the past calendar year may be charged a research fee of $5 per request (with a maximum fee of $25 per request). The Funds reserve the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.

Small Accounts. Due to the high fixed cost of maintaining mutual fund accounts, the Trust reserves the right to close any non-retirement accounts (excluding accounts set up with a systematic investment program) that have balances below $1,000. We will mail you a notice asking you to bring the account value up to $1,000 or initiate a systematic investment program. If you do not bring the account value up to $1,000 or initiate a systematic investment program within 60 days, the Trust may sell your shares and mail the proceeds to you at your address of record.

Escheatment. Please be advised that certain state escheatment laws may require the Funds to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Funds. Many states have added “inactivity” or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder initiated activity on an account for at least three (3) to five (5) years. Depending on the laws in your jurisdiction, customer initiated contact might be achieved by one of the following methods:

●	Send a letter to Madison Funds via the United States Post Office,

●	Speak to a Shareholder Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Funds secure web application,

●	Access your account through the Funds secure web application,

●	Cashing checks that are received and are made payable to the owner of the account.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. The completed designation form may be mailed to Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083.

The Funds, Madison, and the transfer agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. If you do not hold your shares directly with the Funds, you should contact your broker-dealer, retirement plan, or other third party, financial intermediary regarding applicable state escheatment laws.

Disclosure of Portfolio Information. Portfolio holdings information is available on the Funds’ website at www.madisonfunds.com. In addition, a complete description of the Funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

Additional Investor Services

Depending on which share class you purchase, you may eligible to establish one or more of the additional account options described below.

Automatic Investment Plan. You may set up regular systematic investments from your financial institution account to purchase shares of Class A or Class Y shares of Madison Funds. You determine the frequency (no less than quarterly), day of the month, amount of your investments, and you may terminate the plan at any time. The monthly minimum investment is $50 per Fund. To enroll in an automatic investment plan, complete the appropriate parts of the new account application or, for an existing account, the account maintenance form. This account option is not available for Class I or Class R6 shares.

Payroll Deduction Plan. If your employer supports a payroll deduction program, you may set up regular investments from your payroll to purchase shares of Class A or Class Y shares of Madison Funds. You determine the frequency (no less than quarterly), day of the month, amount of your investments, and you may terminate the plan at any time. The monthly minimum investment is $50 per Fund. To enroll in a payroll deduction plan, complete the Madison Funds Payroll Deduction Form. A new account application must accompany the form if you are opening a new account. This account option is not available for Class I or Class R6 shares.

Systematic Withdrawal Plan. If your account balance in Class A or Class Y shares is at least $5,000 you may set up regular systematic withdrawals from your Madison Funds account. You determine the frequency (no less than monthly), day of the month, amount of your withdrawals, and you may terminate the plan at any time. The monthly minimum withdrawal is $50 per Fund. To enroll in a systematic withdrawal plan, complete the appropriate sections of the new account application or, for an existing account, the account maintenance form. This account option is not available for Class I or Class R6 shares.

Systematic Exchange Plan. If your account balance in Class A or Class Y shares is at least $5,000 you may exchange your shares for the same class of shares of another Madison Fund. You determine the frequency (no less than monthly), day of the month, amount of your exchanges, and you may terminate the plan at any time. The monthly minimum exchange amount is $50 per Fund. To enroll in a systematic exchange plan, complete the appropriate sections of the new account application or, for an existing account, the account maintenance form. This account option is not available for Class I or Class R6 shares.

Distributions and Taxes

Schedule of Distributions. The Funds generally distribute most or all of their net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions, if any, are made as follows:

●	Declared monthly and paid monthly: Tax-Free National, Core Bond, and Diversified Income Funds.

●	Declared quarterly and paid quarterly: Conservative Allocation, High Quality Bond, Covered Call & Equity Income and Dividend Income Funds.

●	Declared annually and paid annually: Moderate Allocation, Aggressive Allocation, Large Cap, Mid Cap, and Small Cap Funds.

Distribution Reinvestment. Many investors have their distribution payments reinvested in additional shares of the same Fund and class. If you choose this option, or if you do not indicate any choice on the account application, your distribution payments will be reinvested on the payment date.  Alternatively, you can choose to have a check mailed to you for your distribution payments.  However, if, for any reason, the check is not deliverable, or you do not respond to mailings from Madison Funds with regard to uncashed distribution checks, your distribution payments may be reinvested and no interest will be paid on amounts represented by the check. In addition, your distribution options may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Taxability of Distributions. All distributions that you receive from a Fund are generally taxable, whether reinvested or received in cash. Distributions from a Fund’s net investment company taxable income (which includes dividends, taxable interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable as ordinary income, unless such distributions are attributable to “qualified dividend” income eligible for the reduced rate of tax on long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by each Fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares unless you are exempt from taxation or entitled to a tax deferral. Currently, the maximum federal income tax rate applicable to long-term capital gains, and thus to qualified dividend income is 20%. Each Fund will inform its shareholders of the portion of its dividends (if any) that constitute qualified dividend income.

Generally, “qualified dividend” income includes dividends received during the taxable year from certain domestic corporations and qualified foreign corporations. The portion of a distribution that the Fund pays that is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of the non-corporate shareholders of the Fund. If a Fund has income of which more than 95% was qualified dividends, all of the Fund’s dividends will be eligible for the lower rates on qualified dividends. Certain holding period requirements applicable to both the Fund and the shareholder also must be satisfied to obtain qualified dividend treatment.

When a Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.

Fund distributions from the Moderate Allocation, Diversified Income, Covered Call & Equity Income and Dividend Income Funds are expected to be distributions of both net investment company taxable income and net capital gains. Fund distributions from the Aggressive Allocation, Large Cap, Mid Cap, and Small Cap Funds are expected to be primarily distributions of net capital gains, and Fund distributions from the Conservative Allocation, Tax-Free National, High Quality Bond and Core Bond Funds are expected to be primarily distributions of net investment company taxable income.

Taxability of Transactions. Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares. An exchange of Fund shares for shares in any other Fund of the Trust generally will have similar tax consequences.

Tax-Free Funds. With regard to the Tax-Free National Fund, normally, the tax-exempt income attributable to the shareholder’s home state may be exempt from state taxes and all such distributions are generally exempt from federal taxation. However, in most states, the rest of the distributions of income from the Fund will be subject to state income tax. Capital gain distributions from the Tax-Free National Fund are subject to applicable federal and state taxation, as are redemptions.

Withholding. If you do not furnish the Trust with your correct Social Security Number or Taxpayer Identification Number and/or the Trust receives notification from the Internal Revenue Service requiring back-up withholding, the Trust is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 24% for U.S. residents.

This section is not intended to be a full discussion of tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser. Please refer to the SAI for more information about taxes.

INVESTMENT ADVISER

The Funds’ investment adviser is Madison Asset Management, LLC (“Madison”), a subsidiary of Madison Investment Holdings, Inc. (“MIH”), both located at 550 Science Drive, Madison, Wisconsin 53711. As of December 31, 2024, MIH, which was founded in 1974, and its affiliate organizations, including Madison, managed approximately $28 billion in assets, including open-end mutual funds, ETFs, separately managed accounts and wrap accounts. Madison is responsible for the day-to-day administration of the Funds’ activities. Investment decisions regarding each of the Funds can be influenced in various manners by a number of individuals. Generally, all management decisions are the ultimate responsibility of Madison’s Investment Risk Oversight Committee. This committee is comprised of senior officers and portfolio managers of Madison.

Investment Advisory Agreement

For its investment advisory services to the Funds, pursuant to the terms of an Investment Advisory Agreement between Madison and the Trust, Madison is entitled to receive a management fee, which is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows:

Fund	Management Fee	Fund	Management Fee
Conservative Allocation	0.20%	Core Bond	0.39%[1]
Moderate Allocation	0.20%	Covered Call & Equity Income	0.85%
Aggressive Allocation	0.20%	Dividend Income	0.70%[1]
Diversified Income	0.20%[1]	Large Cap	0.70%[1]
Tax-Free National	0.40%	Mid Cap	0.71%[1]
High Quality Bond	0.30%	Small Cap	0.89%[1]

1 Each Fund’s management fee will be reduced annually by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion.

Madison may from time to time, contractually or voluntarily, agree to waive a portion of its management fee and/or reimburse each Fund’s operating expenses to ensure that each Fund’s operating expenses do not exceed certain expense limitations if applicable. Contractual fee agreements may by modified or terminated at any time or for any reason, but only with Board approval. Voluntary waivers may be amended or discontinued at any time without prior notice. Any fees waived are not typically subject to later recoupment by Madison, except as otherwise noted. Pursuant to the terms of an Operating Expense Limitation Agreement dated as of December 1, 2023, by and between the Trust, on behalf of each Fund, and Madison, Madison contractually agreed to waive its management fees and/or reimburse expenses of each Fund to the extent necessary to limit each class of each Fund’s total operating expenses to the levels specified in the then-currently effective prospectus for the Funds (exclusive of certain fees and expenses), for a period of no less than two years. Any such fee waivers and/or reimbursements are not subject to later recoupment by Madison, and are reflected in the fee tables of this prospectus, if and as applicable

A discussion regarding the basis for approval of the Funds’ Investment Advisory Agreement by the Board of Trustees is contained in the Funds’ annual report to shareholders for the period ended October 31, 2023.

Administrative Services Agreement

In addition to the management fee, Madison is entitled to receive an administrative services fee from each Fund pursuant to the terms of a separate Administrative Services Agreement. Under this fee agreement, Madison provides or arranges for each Fund to have all of the necessary operational and support services it needs for a fee.

Expenses that are not included under this fee agreement are: (i) transaction-related expenses including, but not limited to, brokerage commissions paid in connection with Fund transactions, interest or fees in connection with Fund indebtedness or taxes paid in connection with portfolio securities held, (ii) Rule 12b-1 distribution and service fees, (iii) acquired fund fees, if any, (iv) the fees of the Independent Trustees, and (v) any extraordinary or nonrecurring expenses (such as fees and expenses relating to any temporary line of credit the Funds maintain for emergency or extraordinary purposes). The administrative services fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows (the same rate applies to all share classes of each Fund, except as otherwise noted):

Fund	Administrative Services Fee	Fund	Administrative Services Fee
Conservative Allocation	0.25%	Core Bond	0.20%[1,2]
Moderate Allocation	0.25%	Covered Call & Equity Income	0.15%[1,2]
Aggressive Allocation	0.25%	Dividend Income	0.20%[1,2]
Diversified Income	0.20%	Large Cap	0.20%[1,2]
Tax-Free National	0.35%	Mid Cap	0.40%[1,2,3]
High Quality Bond	0.19%[1]	Small Cap	0.40%[1,2,3]

1 The annual administrative services fee for the Fund’s Class I share is 0.10%.

2 The annual administrative services fee for the Fund’s Class R6 share is 0.02%.

3 The annual administrative services fee for the Fund’s Class Y share is 0.20%.

Madison may from time to time, contractually or voluntarily, agree to waive a portion of its administrative services fee and/or reimburse each Fund’s operating expenses to ensure that each Fund’s operating expenses do not exceed certain expense limitations if applicable. Contractual fee agreements may be modified or terminated at any time or for any reason, but only with Board approval. Voluntary waivers may be amended or discontinued at any time without prior notice. Any fees waived are not typically subject to later recoupment by Madison, except as otherwise noted.

PORTFOLIO MANAGEMENT

Madison Asset Management, LLC

The Funds are generally managed by members of the applicable asset allocation, fixed income or equity management teams at Madison. The individuals primarily responsible for the day-to-day management of each Fund are as follows:

Conservative, Moderate and Aggressive Allocation Funds. The Conservative, Moderate and Aggressive Allocation Funds are co-managed by Patrick Ryan, CFA and Stuart Dybdahl, CFA, CAIA. Mr. Ryan, Head of Multi-Asset Solutions and Portfolio Manager of Madison, has co-managed the Funds since January 2008. Prior to joining Madison in July 2009, Mr. Ryan was a Senior Analyst at MEMBERS Capital Advisors, Inc. (“MCA”), the former investment adviser to the Funds. While at MCA, Mr. Ryan had been responsible for conducting manager research and due diligence for MCA’s managed accounts products since 2004. Mr. Dybdahl, Vice President and Portfolio Manager/Analyst, of Madison, has co-managed the Funds since February 2023. Mr. Dybdahl joined Madison in 2015 as an investment specialist and has worked in the financial services industry since 2014.

Diversified Income Fund. The Diversified Income Fund is co-managed by Patrick Ryan, CFA and Stuart Dybdahl, CFA and CAIA. Mr. Ryan, Head of Multi-Asset Solutions, Portfolio Manager, and Stuart Dybdahl, Vice President, Portfolio Manager/ Analyst, have co-managed the Fund since July 2023. Biographical information for Messrs. Ryan and Dybdahl is provided above.

Tax-Free National Fund. The Tax-Free National Fund is co-managed by Mike Peters, CFA, and Jeffrey Matthias, CFA. Mr. Peters has served in this capacity since February 1997 and Mr. Matthias has served in this capacity since February 2016. Prior to joining Madison in 1997, Mr. Peters was Vice President and Fixed Income Portfolio Manager for Wachovia Asset Management since March 1993. Mr. Matthias, Vice President and Portfolio Manager/Strategist of Madison, has co-managed the Fund since February 2016. Prior to joining Madison in 2011, Mr. Matthias developed member society strategy at the CFA Institute and managed fixed income portfolios at American Family Insurance.

High Quality Bond Fund. The High Quality Bond Fund is co-managed by Chris Nisbet, CFA and Mike Sanders, CFA. Mr. Nisbet, Vice President and Portfolio Manager, has co-managed the Fund since the Fund’s inception in 2000. Mr. Nisbet has been a member of Madison’s fixed income team since joining the firm in 1992, and has worked in the financial services industry since 1990. Mr. Sanders, Head of Fixed Income and Portfolio Manager, has co-managed the Fund since February 2019. Mr. Sanders has been a member of the Madison fixed income team since 2013, and has worked in the financial services industry since 2004. Prior to joining Madison in 2013, he was a fixed income portfolio manager and analyst for Ziegler Lotsoff Capital Management focusing mostly on high yield bonds and preferred stocks.

Core Bond Fund. The Core Bond Fund is co-managed Mike Sanders, CFA and Allen Olson, CFA. Mr. Sanders, whose biographical information is provided above, has co-managed the Fund since September 2016. Mr. Olson, Vice President and Portfolio Manager/Analyst of Madison has co-managed the Fund since February 2021. Mr. Olson has been a member of Madison’s fixed income team since joining the firm in 2002, and has worked in the financial services industry since 1998. Prior to joining Madison, Mr. Olson worked as a fixed income credit analyst and portfolio manager for Clarica Insurance.

Covered Call & Equity Income Fund. The Covered Call & Equity Income Fund is co-managed by Ray DiBernardo, CFA, and Drew Justman, CFA. Mr. DiBernardo, Vice President and Portfolio Manager/Analyst of Madison, has co-managed the Fund since the Fund’s inception in October 2009. Prior to joining Madison in 2003, Mr. DiBernardo was employed at Concord Trust in Chicago, IL, as well as a Toronto-based international equity firm. Mr. Justman, Vice President and Portfolio Manager/Analyst of Madison, has co-managed the equity portion of the Fund since February 2015. Mr. Justman joined Madison in July 2005 as a research analyst, specializing in the materials and industrials sectors. Prior to joining Madison, Mr. Justman was with Merrill Lynch.

Dividend Income Fund. The Dividend Income Fund is co-managed by John Brown, CFA, and Drew Justman, CFA. Mr. Brown, Vice President and Portfolio Manager/Analyst of Madison, has co-managed the equity portion of the Fund since 1998. Prior to joining Madison in July 2009, Mr. Brown had been a Managing Director and Portfolio Manager-Equities of MCA since 1998. Mr. Justman, whose biographical information is provided above, has co-managed the Fund since April 2013. Prior to March 2012, this Fund was known as the Balanced Fund and was managed utilizing a different investment strategy than that used currently.

Large Cap Fund. The Large Cap Fund is co-managed by Richard Eisinger, Haruki Toyama, and Joe Maginot. Mr. Eisinger, Co-Head of Investments and Portfolio Manager/Analyst of Madison, co-managed the Fund from January 2000 until May 2010 and again since June 2019. Mr. Eisinger is responsible for the oversight of the firm’s U.S. Equity and International Equity Teams. Since he joined the firm in 1997, Mr. Eisinger’s focus has been on the firm’s mid cap and large cap portfolios. He has served as portfolio manager on the U.S. Equity Team since 1998. Mr. Toyama, Head of Mid Cap and Large Cap Equity Teams and Portfolio Manager/Analyst of Madison, has co-managed the Fund since February 2022. He has also served as a portfolio manager of the mid cap team since 2014. Prior to re-joining Madison in 2014, Mr. Toyama was co-founder and President of Marcus Asset Management in Milwaukee where he was portfolio manager of a long/short hedge fund. He was previously a member of Madison’s equity team from 2002-2004, and prior to that he served in portfolio management and analyst roles at MFS Investment Management and David L. Babson & Company. Mr. Maginot, Vice President and Portfolio Manager/Analyst of Madison, has co-managed the Fund since February 2022. Mr. Maginot has worked in the financial services industry since 2012 and joined Madison in 2019 as an equity analyst. Prior to joining Madison, he was an investment analyst at Zuckerman Investment Group.

Mid Cap Fund. The Mid Cap Fund is co-managed by Richard Eisinger, Haruki Toyama and Andy Romanowich, CFA. Mr. Eisinger, whose biographical information is provided above, has co-managed the Fund since January 1998. Mr. Toyama, whose biographical information is provided above, has co-managed the Fund since February 2015. Mr. Romanowich, Vice President and Portfolio Manager/Analyst, has co-managed the Fund since February 2019. Mr. Romanowich has been a member of the Madison equity team since joining the firm in 2009. Prior to joining Madison, he was an equity analyst at MEMBERS Capital Advisors and has worked in the financial services industry since 2004.

Small Cap Fund. The Small Cap Fund is co-managed by Faraz Farzam, CFA and Aaron Garcia, CFA. Messrs. Farzam and Garcia have co-managed the Fund since August 2019, and had co-managed the Predecessor Fund, prior to its reorganization into the Small Cap Fund effective August 30, 2019. Prior to joining Madison in 2019, Mr. Farzam, Vice President and Portfolio Manager/Analyst, served on Broadview Advisors, LLC’s small cap strategy and all cap strategy as a portfolio manager from 2001 to August 2019. Previously, he worked with Strong Capital Management. Mr. Farzam has worked in the financial services industry since 1999. Prior to joining Madison in 2019, Mr. Garcia, Vice President and Portfolio Manager/Analyst, served on Broadview Advisors, LLC’s small cap strategy and all cap strategy as an analyst and later as a portfolio manager from 2003 to August 2019. Previously, he worked with Stifel Nicolaus as an associate analyst. Mr. Garcia has worked in the financial services industry since 2002.

Information regarding the portfolio managers’ compensation, their ownership of securities in the Funds and the other accounts they manage can be found in the SAI.

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand each Fund’s financial performance for the past five years (or since inception of the Fund if less than five years). Certain information reflects financial results for a single Fund share outstanding for the period presented. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

The financial highlights for each of the periods presented below have been derived from the Funds’ financial statements and financial highlights which have been audited by an independent registered public accounting firm, Deloitte & Touche LLP, whose reports, along with the Funds’ financial statements and financial highlights, are incorporated by reference in the SAI and included in the Funds’ annual reports on Form N-CSR, each of which is available upon request.

Madison Funds | October 31, 2024
Financial Highlights for a Share of Beneficial Interest Outstanding

	CONSERVATIVE ALLOCATION FUND
	CLASS A
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value at beginning of period	$8.78	$8.85	$11.12	$11.15	$10.96
Income from Investment Operations:
Net investment income	0.26 [1]	0.21	0.20	0.10	0.13 [2]
Net realized and unrealized gain (loss) on investments	0.97	(0.08)	(1.77)	0.63	0.46
Total from investment operations	1.23	0.13	(1.57)	0.73	0.59
Less Distributions From:
Net investment income	(0.25)	(0.20)	(0.19)	(0.18)	(0.19)
Capital gains	—	—	(0.51)	(0.58)	(0.21)
Total distributions	(0.25)	(0.20)	(0.70)	(0.76)	(0.40)
Net increase (decrease) in net asset value	0.98	(0.07)	(2.27)	(0.03)	0.19
Net Asset Value at end of period	$9.76	$8.78	$8.85	$11.12	$11.15
Total Return (%)[3]	14.12	1.36	(15.00)	6.72	5.62
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$30,555	$30,510	$35,084	$45,932	$44,146
Ratios of expenses to average net assets (%)	0.70	0.71	0.71	0.71	0.70
Ratio of net investment income to average net assets (%)	2.73	2.24	1.97	0.86	1.19
Portfolio turnover (%)[4]	51	53	84	63	73

[1]	Per share amounts have been calculated using the average shares method.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	Total return without applicable sales charge.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	MODERATE ALLOCATION FUND
	CLASS A
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value at beginning of period	$9.70	$9.59	$12.22	$11.85	$11.76
Income from Investment Operations:
Net investment income	0.25 [1]	0.20	0.28	0.09	0.12 [2]
Net realized and unrealized gain (loss) on investments	1.42	0.04	(1.94)	1.35	0.43
Total from investment operations	1.67	0.24	(1.66)	1.44	0.55
Less Distributions From:
Net investment income	(0.22)	(0.13)	(0.29)	(0.13)	(0.17)
Capital gains	—	—	(0.68)	(0.94)	(0.29)
Total distributions	(0.22)	(0.13)	(0.97)	(1.07)	(0.46)
Net increase (decrease) in net asset value	1.45	0.11	(2.63)	0.37	0.09
Net Asset Value at end of period	$11.15	$9.70	$9.59	$12.22	$11.85
Total Return (%)[3]	17.42	2.55	(14.88)	12.66	4.75
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$86,640	$85,230	$92,669	$119,035	$111,135
Ratios of expenses to average net assets (%)	0.70	0.70	0.71	0.71	0.70
Ratio of net investment income to average net assets (%)	2.29	1.97	2.54	0.70	0.96
Portfolio turnover (%)[4]	51	67	95	71	87

[1]	Per share amounts have been calculated using the average shares method.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	Total return without applicable sales charge.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

Madison Funds | October 31, 2024
Financial Highlights for a Share of Beneficial Interest Outstanding

	AGGRESSIVE ALLOCATION FUND
	CLASS A
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value at beginning of period	$10.06	$9.83	$12.75	$11.81	$12.02
Income from Investment Operations:
Net investment income	0.22 [1]	0.18	0.33	0.08	0.10 [2]
Net realized and unrealized gain (loss) on investments	1.79	0.17	(2.07)	1.89	0.33
Total from investment operations	2.01	0.35	(1.74)	1.97	0.43
Less Distributions From:
Net investment income	(0.21)	(0.12)	(0.34)	(0.09)	(0.16)
Capital gains	—	—	(0.84)	(0.94)	(0.48)
Total distributions	(0.21)	(0.12)	(1.18)	(1.03)	(0.64)
Net increase (decrease) in net asset value	1.80	0.23	(2.92)	0.94	(0.21)
Net Asset Value at end of period	$11.86	$10.06	$9.83	$12.75	$11.81
Total Return (%)[3]	20.11	3.62	(15.22)	17.33	3.59
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$52,116	$48,888	$48,969	$60,837	$56,089
Ratios of expenses to average net assets (%)	0.70	0.70	0.71	0.71	0.70
Ratio of net investment income (loss) to average net assets (%)	1.97	1.74	2.89	0.62	0.78
Portfolio turnover (%)[4]	55	71	99	84	105

[1]	Per share amounts have been calculated using the average shares method.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	Total return without applicable sales charge.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	DIVERSIFIED INCOME FUND
	CLASS A
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value at beginning of period	$13.70	$15.06	$18.42	$15.52	$16.37
Income from Investment Operations:
Net investment income	0.76 [1]	0.31	0.27	0.23	0.26 [2]
Net realized and unrealized gain (loss) on investments	0.97	(0.47)	(1.54)	3.11	(0.04)
Total from investment operations	1.73	(0.16)	(1.27)	3.34	0.22
Less Distributions From:
Net investment income	(0.80)	(0.31)	(0.28)	(0.24)	(0.27)
Capital gains	(1.67)	(0.89)	(1.81)	(0.20)	(0.80)
Total distributions	(2.47)	(1.20)	(2.09)	(0.44)	(1.07)
Net increase (decrease) in net asset value	(0.74)	(1.36)	(3.36)	2.90	(0.85)
Net Asset Value at end of period	$12.96	$13.70	$15.06	$18.42	$15.52
Total Return (%)[3]	13.50	(1.35)	(7.92)	21.74	1.27
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$116,187	$119,989	$136,578	$158,336	$134,213
Ratios of expenses to average net assets (%)	0.66	1.00	1.11	1.11	1.10
Ratio of net investment income to average net assets (%)	5.85	2.14	1.61	1.27	1.66
Portfolio turnover (%)[4]	8	118	32	34	31

[1]	Per share amounts have been calculated using the average shares method.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	Total return without applicable sales charge.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

Madison Funds | October 31, 2024
Financial Highlights for a Share of Beneficial Interest Outstanding

	TAX-FREE NATIONAL FUND
	CLASS Y
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value at beginning of period	$9.57	$9.73	$10.98	$11.08	$10.96
Income from Investment Operations:
Net investment income	0.22 [1]	0.20	0.18	0.18	0.21 [2]
Net realized and unrealized gain (loss) on investments	0.42	(0.09)	(1.15)	(0.10)	0.15
Total from investment operations	0.64	0.11	(0.97)	0.08	0.36
Less Distributions From:
Net investment income	(0.22)	(0.20)	(0.18)	(0.18)	(0.21)
Capital gains	—	(0.07)	(0.10)	—	(0.03)
Total distributions	(0.22)	(0.27)	(0.28)	(0.18)	(0.24)
Net increase (decrease) in net asset value	0.42	(0.16)	(1.25)	(0.10)	0.12
Net Asset Value at end of period	$9.99	$9.57	$9.73	$10.98	$11.08
Total Return (%)[3]	6.66	1.06	(8.98)	0.75	3.36
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$17,479	$17,114	$17,621	$22,331	$23,377
Ratios of expenses to average net assets (%)	0.76	0.76	0.76	0.76	0.75
Ratio of net investment income to average net assets (%)	2.15	2.02	1.74	1.65	1.91
Portfolio turnover (%)[4]	13	16	10	18	13

[1]	Per share amounts have been calculated using the average shares method.
[2]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	Total return without applicable sales charge.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	HIGH QUALITY BOND FUND
	CLASS Y
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value at beginning of period	$9.99	$9.99	$11.15	$11.42	$11.11
Income from Investment Operations:
Net investment income	0.29 [1]	0.20	0.13	0.10	0.13 [2]
Net realized and unrealized gain (loss) on investments	0.42	(0.01)	(1.11)	(0.24)	0.32
Total from investment operations	0.71	0.19	(0.98)	(0.14)	0.45
Less Distributions From:
Net investment income	(0.29)	(0.19)	(0.12)	(0.10)	(0.14)
Capital gains	—	—	(0.06)	(0.03)	—
Total distributions	(0.29)	(0.19)	(0.18)	(0.13)	(0.14)
Net increase (decrease) in net asset value	0.42	—	(1.16)	(0.27)	0.31
Net Asset Value at end of period	$10.41	$9.99	$9.99	$11.15	$11.42
Total Return (%)[3]	7.20	1.92	(8.88)	(1.21)	4.08
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$47,051	$42,307	$61,707	$115,682	$184,881
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.50	0.50	0.50	0.50	0.49
After reimbursement of expenses by Adviser (%)	0.50	0.50	0.46	0.40	0.46
Ratio of net investment income (loss) to average net assets:
Before reimbursement of expenses by Adviser (%)	2.84	1.91	1.04	0.76	1.17
After reimbursement of expenses by Adviser (%)	2.84	1.91	1.07	0.86	1.20
Portfolio turnover (%)[4]	33	45	23	13	21

[1]	Per share amounts have been calculated using the average shares method.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	Total return without applicable sales charge.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

Madison Funds | October 31, 2024
Financial Highlights for a Share of Beneficial Interest Outstanding

	HIGH QUALITY BOND FUND
	CLASS I
	Year Ended October 31,		Period Ended October 31,
	2024	2023	2022*
Net Asset Value at beginning of period	$10.05	$10.05	$10.84
Income from Investment Operations:
Net investment income	0.31 [1]	0.22	0.09
Net realized and unrealized gain (loss) on investments	0.42	(0.02)	(0.79)
Total from investment operations	0.73	0.20	(0.70)
Less Distributions From:
Net investment income	(0.30)		(0.09)
Total distributions	(0.30)	(0.20)	(0.09)
Net increase (decrease) in net asset value	0.43	—	(0.79)
Net Asset Value at end of period	$10.48	$10.05	$10.05
Total Return (%)[2]	7.35	2.00	(6.44)[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$14,466	$11,248	$15,078
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.41	0.41	0.41 [4]
After reimbursement of expenses by Adviser (%)	0.41	0.41	0.41 [4]
Ratio of net investment income (loss) to average net assets:
Before reimbursement of expenses by Adviser (%)	2.94	2.00	1.32 [4]
After reimbursement of expenses by Adviser (%)	2.94	2.00	1.32 [4]
Portfolio turnover (%)[5]	33	45	23 [3]

* Class I shares commenced operations effective March 1, 2022.

1  Per share amounts have been calculated using the average shares method.

2  Total return without applicable sales charge.

3  Not annualized.

4  Annualized.

5  Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

Madison Funds | October 31, 2024
Financial Highlights for a Share of Beneficial Interest Outstanding

	CORE BOND FUND
	CLASS A					CLASS Y
	Year Ended October 31,					Year Ended October 31,
	2024	2023	2022	2021	2020	2024	2023	2022	2021	2020
Net Asset Value at beginning of period	$8.43	$8.65	$10.45	$10.78	$10.28	$8.38	$8.60	$10.39	$10.71	$10.25
Income from Investment Operations:
Net investment income (loss)	0.30 [1]	0.24	0.16	0.14	0.18 [2]	0.32 [1]	0.25	0.13	(0.02)	0.20 [2]
Net realized and unrealized gain (loss) on investments	0.58	(0.23)	(1.75)	(0.12)	0.53	0.57	(0.21)	(1.69)	0.10	0.52
Total from investment operations	0.88	0.01	(1.59)	0.02	0.71	0.89	0.04	(1.56)	0.08	0.72
Less Distributions From:
Net investment income	(0.29)	(0.23)	(0.15)	(0.14)	(0.19)	(0.31)	(0.26)	(0.17)	(0.19)	(0.24)
Capital gains	—	—	(0.06)	(0.21)	(0.02)	—	—	(0.06)	(0.21)	(0.02)
Total distributions	(0.29)	(0.23)	(0.21)	(0.35)	(0.21)	(0.31)	(0.26)	(0.23)	(0.40)	(0.26)
Net increase (decrease) in net asset value	0.59	(0.22)	(1.80)	(0.33)	0.50	0.58	(0.22)	(1.79)	(0.32)	0.46
Net Asset Value at end of period	$9.02	$8.43	$8.65	$10.45	$10.78	$8.96	$8.38	$8.60	$10.39	$10.71
Total Return (%)[3]	10.48	0.07	(15.47)	0.21	7.00	10.70	0.32	(15.25)	0.73	7.13
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$29,007	$29,453	$32,990	$43,577	$47,304	$5,320	$6,482	$6,954	$10,783	$102,811
Ratios of expenses to average net assets (%)	0.85	0.85	0.85	0.87	0.90	0.60	0.60	0.60	0.65	0.65
Ratio of net investment income to average net assets (%)	3.33	2.65	1.57	1.31	1.78	3.57	2.90	1.80	1.65	2.03
Portfolio turnover (%)[4]	23	30	21	30	61	23	30	21	30	61

1  Per share amounts have been calculated using the average shares method.

2   Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

3  Total return without applicable sales charge.

4  Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	CORE BOND FUND
	CLASS I					CLASS R6
				Period Ended				Period Ended
	Year Ended October 31,			October 31,		Year Ended October 31,		October 31,
	2024	2023	2022	2021*		2024	2023	2022**
Net Asset Value at beginning of period	$8.34	$8.56	$10.36	$10.39		$8.34	$8.56	$9.90
Income from Investment Operations:
Net investment income	0.33 [1]	0.27	0.17	0.11		0.33 [1]	0.27	0.13
Net realized and unrealized gain (loss) on investments	0.57	(0.22)	(1.72)	(0.02)		0.58	(0.22)	(1.33)
Total from investment operations	0.90	0.05	(1.55)	0.09		0.91	0.05	(1.20)
Less Distributions From:
Net investment income	(0.32)	(0.27)	(0.19)	(0.12)		(0.33)	(0.27)	(0.14)
Capital gains	—	—	(0.06)	—		—	—	—
Total distributions	(0.32)	(0.27)	(0.25)	(0.12)		(0.33)	(0.27)	(0.14)
Net increase (decrease) in net asset value	0.58	(0.22)	(1.80)	(0.03)		0.58	(0.22)	(1.34)
Net Asset Value at end of period	$8.92	$8.34	$8.56	$10.36		$8.92	$8.34	$8.56
Total Return (%)[2]	10.86	0.42	(15.20)	0.88	[3]	10.95	0.50	(12.22)[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$59,134	$52,699	$45,963	$133,692		$102,632	$92,952	$93,641
Ratios of expenses to average net assets (%)	0.50	0.50	0.50	0.50	[4]	0.42	0.42	0.42 [4]
Ratio of net investment income to average net assets (%)	3.68	3.01	1.77	1.57	[4]	3.75	3.09	2.20 [4]
Portfolio turnover (%)[5]	23	30	21	30	[3]	23	30	21 [3]

*  Class I shares commenced operations effective March 1, 2021.

**  Class R6 shares commenced operations effective March 1, 2022.

1  Per share amounts have been calculated using the average shares method.

2  Total return without applicable sales charge.

3  Not annualized.

4  Annualized.

5  Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

Madison Funds | October 31, 2024
Financial Highlights for a Share of Beneficial Interest Outstanding

	COVERED CALL & EQUITY INCOME FUND
	CLASS A					CLASS Y
	Year Ended October 31,					Year Ended October 31,
	2024	2023	2022	2021	2020	2024	2023	2022	2021	2020
Net Asset Value at beginning of period	$9.18	$9.19	$9.60	$7.80	$7.84	$9.61	$9.57	$9.95	$8.05	$8.06
Income from Investment Operations:
Net investment income (loss)	0.17 [1]	0.32	0.05	0.02	(0.09)[2]	0.21 [1]	0.17	(0.21)	0.04	(0.39)[2]
Net realized and unrealized gain (loss) on investments	0.81	0.33	0.17	2.37	0.60	0.85	0.54	0.46	2.45	0.94
Total from investment operations	0.98	0.65	0.22	2.39	0.51	1.06	0.71	0.25	2.49	0.55
Less Distributions From:
Net investment income	(0.75)	(0.66)	(0.43)	(0.43)	(0.39)	(0.76)	(0.67)	(0.43)	(0.43)	(0.40)
Capital gains	—	—	(0.20)	(0.16)	(0.16)	—	—	(0.20)	(0.16)	(0.16)
Total distributions	(0.75)	(0.66)	(0.63)	(0.59)	(0.55)	(0.76)	(0.67)	(0.63)	(0.59)	(0.56)
Net increase (decrease) in net asset value	0.23	(0.01)	(0.41)	1.80	(0.04)	0.30	0.04	(0.38)	1.90	(0.01)
Net Asset Value at end of period	$9.41	$9.18	$9.19	$9.60	$7.80	$9.91	$9.61	$9.57	$9.95	$8.05
Total Return (%)[3]	11.01	7.18	2.50	31.18	7.10	11.32	7.49	2.78	31.54	7.34
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$21,991	$20,690	$14,044	$14,811	$11,996	$37,801	$57,277	$36,964	$66,982	$59,966
Ratios of expenses to average net assets (%)	1.26	1.26	1.26	1.26	1.25	1.01	1.01	1.01	1.01	1.01
Ratio of net investment income (loss) to average net assets (%)	1.81	1.50	0.57	0.09	0.70	2.14	1.75	0.84	0.34	0.98
Portfolio turnover (%)[4]	144	102	99	162	108	144	102	99	162	108

1  Per share amounts have been calculated using the average shares method.

2  Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

3  Total return without applicable sales charge.

4  Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	COVERED CALL & EQUITY INCOME FUND
	CLASS I
	Year Ended October 31,		Period Ended October 31,
	2024	2023	2022*
Net Asset Value at beginning of period	$9.62	$9.57	$9.79
Income from Investment Operations:
Net investment income	0.21 [1]	0.29	0.38
Net realized and unrealized gain (loss) on investments	0.85	0.43	(0.18)
Total from investment operations	1.06	0.72	0.20
Less Distributions From:
Net investment income	(0.76)	(0.67)	(0.42)
Total distributions	(0.76)	(0.67)	(0.42)
Net increase (decrease) in net asset value	0.30	0.05	(0.22)
Net Asset Value at end of period	$9.92	$9.62	$9.57
Total Return (%)[2]	11.33	7.61	2.22	[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$174,678	$150,951	$75,060
Ratios of expenses to average net assets (%)	0.96	0.96	0.96	[4]
Ratio of net investment income to average net assets (%)	2.09	1.80	1.06	[4]
Portfolio turnover (%)[5]	144	102	99	[3]

*  Class I shares commenced operations effective March 1, 2022.

1  Per share amounts have been calculated using the average shares method.

2  Total return without applicable sales charge.

3  Not annualized.

4  Annualized

5  Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

Madison Funds | October 31, 2024
Financial Highlights for a Share of Beneficial Interest Outstanding

	COVERED CALL & EQUITY INCOME FUND
	CLASS R6
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value at beginning of period	$9.81	$9.74	$10.12	$8.17	$8.16
Income from Investment Operations:
Net investment income (loss)	0.22 [1]	0.03	0.04	0.17	(0.45)[2]
Net realized and unrealized gain (loss) on investments	0.87	0.71	0.23	2.37	1.02
Total from investment operations	1.09	0.74	0.27	2.54	0.57
Less Distributions From:
Net investment income	(0.76)	(0.67)	(0.45)	(0.43)	(0.40)
Capital gains	—	—	(0.20)	(0.16)	(0.16)
Total distributions	(0.76)	(0.67)	(0.65)	(0.59)	(0.56)
Net increase (decrease) in net asset value	0.33	0.07	(0.38)	1.95	0.01
Net Asset Value at end of period	$10.14	$9.81	$9.74	$10.12	$8.17
Total Return (%)[3]	11.44	7.71	2.89	31.69	7.51
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$860	$1,178	$765	$544	$1,439
Ratios of expenses to average net assets (%)	0.88	0.88	0.88	0.88	0.87
Ratio of net investment income to average net assets (%)	2.23	1.85	0.95	0.60	1.10
Portfolio turnover (%)[4]	144	102	99	162	108

1  Per share amounts have been calculated using the average shares method.

2  Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

3  Total return without applicable sales charge.

4  Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	DIVIDEND INCOME FUND
	Class A
					Period Ended
	Year Ended October 31,				October 31,
	2024	2023	2022	2021	2020*
Net Asset Value at beginning of period	$25.34	$29.27	$34.13	$26.10	$25.17
Income from Investment Operations:
Net investment income	0.50 [1]	0.56	0.52	0.39	0.16	[2]
Net realized and unrealized gain (loss) on investments	4.77	(1.90)	(1.73)	8.06	0.98
Total from investment operations	5.27	(1.34)	(1.21)	8.45	1.14
Less Distributions From:
Net investment income	(0.50)	(0.58)	(0.44)	(0.42)	(0.21)
Capital gains	(1.00)	(2.01)	(3.21)	—	—
Total distributions	(1.50)	(2.59)	(3.65)	(0.42)	(0.21)
Net increase (decrease) in net asset value	3.77	(3.93)	(4.86)	8.03	0.93
Net Asset Value at end of period	$29.11	$25.34	$29.27	$34.13	$26.10
Total Return (%)[3]	21.41	(5.23)	(4.23)	32.52	4.53	[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$52,720	$48,746	$55,902	$62,716	$51,207
Ratios of expenses to average net assets (%)	1.16	1.16	1.16	1.16	1.17	[5]
Ratio of net investment income (loss) to average net assets (%)	1.85	1.97	1.64	1.25	1.09	[5]
Portfolio turnover (%)[6]	28	26	33	31	33	[4]

*  Class A shares commenced operations effective June 1, 2020.

1  Per share amounts have been calculated using the average shares method.

2  Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

3  Total return without applicable sales charge.

4  Not annualized.

5  Annualized.

6  Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

Madison Funds | October 31, 2024
Financial Highlights for a Share of Beneficial Interest Outstanding

	DIVIDEND INCOME FUND
	CLASS Y
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value at beginning of period	$25.36	$29.29	$34.19	$26.14	$27.65
Income from Investment Operations:
Net investment income	0.58 [1]	0.69	0.60	0.50	0.51 [2]
Net realized and unrealized gain (loss) on investments	4.75	(1.96)	(1.73)	8.03	(0.88)
Total from investment operations	5.33	(1.27)	(1.13)	8.53	(0.37)
Less Distributions From:
Net investment income	(0.57)	(0.65)	(0.56)	(0.48)	(0.45)
Capital gains	(1.00)	(2.01)	(3.21)	—	(0.69)
Total distributions	(1.57)	(2.66)	(3.77)	(0.48)	(1.14)
Net increase (decrease) in net asset value	3.76	(3.93)	(4.90)	8.05	(1.51)
Net Asset Value at end of period	$29.12	$25.36	$29.29	$34.19	$26.14
Total Return (%)[3]	21.65	(4.99)	(3.98)	32.81	(1.42)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$69,409	$98,291	$165,998	$188,287	$171,733
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.91	0.91	0.91	0.91	1.02
After reimbursement of expenses by Adviser (%)	0.91	0.91	0.91	0.91	0.93
Ratio of net investment income (loss) to average net assets:
Before reimbursement of expenses by Adviser (%)	2.13	2.23	1.89	1.50	1.72
After reimbursement of expenses by Adviser (%)	2.13	2.23	1.89	1.50	1.81
Portfolio turnover (%)[4]	28	26	33	31	33

1  Per share amounts have been calculated using the average shares method.

2  Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

3  Total return without applicable sales charge.

4  Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

Madison Funds | October 31, 2024
Financial Highlights for a Share of Beneficial Interest Outstanding

	DIVIDEND INCOME FUND
	Class I
					Period Ended
	Year Ended October 31,				October 31,
	2024	2023	2022	2021	2020*
Net Asset Value at beginning of period	$25.34	$29.27	$34.20	$26.14	$27.19
Income from Investment Operations:
Net investment income	0.61 [1]	0.67	0.63	0.52	0.06 [2]
Net realized and unrealized gain (loss) on investments	4.76	(1.91)	(1.73)	8.05	(1.02)
Total from investment operations	5.37	(1.24)	(1.10)	8.57	(0.96)
Less Distributions From:
Net investment income	(0.60)	(0.68)	(0.62)	(0.51)	(0.09)
Capital gains	(1.00)	(2.01)	(3.21)	—	—
Total distributions	(1.60)	(2.69)	(3.83)	(0.51)	(0.09)
Net increase (decrease) in net asset value	3.77	(3.93)	(4.93)	8.06	(1.05)
Net Asset Value at end of period	$29.11	$25.34	$29.27	$34.20	$26.14
Total Return (%)[3]	21.84	(4.90)	(3.88)	32.95	(3.53)[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$24,274	$38,826	$59,812	$72,215	$51,725
Ratio of expenses to average net assets (%)	0.81	0.81	0.81	0.81	0.82 [5]
Ratio of net investment income to average net assets (%)	2.24	2.34	2.02	1.60	1.55 [5]
Portfolio turnover (%)[6]	28	26	33	31	33 [4]

*  Class I shares commenced operations effective September 1, 2020.

1  Per share amounts have been calculated using the average shares method.

2  Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

3  Total return without applicable sales charge.

4  Not annualized.

5  Annualized.

6  Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	DIVIDEND INCOME FUND
	CLASS R6
	Year Ended		Period Ended
	October 31,		October 31,
	2024	2023	2022*
Net Asset Value at beginning of period	$25.35	$29.28	$31.05
Income from Investment Operations:
Net investment income	0.65 [1]	0.63	0.39
Net realized and unrealized gain (loss) on investments	4.73	(1.85)	(1.72)
Total from investment operations	5.38	(1.22)	(1.33)
Less Distributions From:
Net investment income	(0.62)	(0.70)	(0.44)
Capital gains	(1.00)	(2.01)	—
Total distributions	(1.62)	(2.71)	(0.44)
Net increase (decrease) in net asset value	3.76	(3.93)	(1.77)
Net Asset Value at end of period	$29.11	$25.35	$29.28
Total Return (%)[2]	21.88	(4.82)	(4.25)[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$2,527	$11,657	$19,575
Ratios of expenses to average net assets (%):	0.73	0.73	0.73 [4]
Ratio of net investment income to average net assets (%):	2.42	2.41	2.03 [4]
Portfolio turnover (%)[5]	28	26	33 [3]

*  Class R6 shares commenced operations effective March 1, 2022.

1  Per share amounts have been calculated using the average shares method.

2  Total return without applicable sales charge.

3  Not annualized.

4  Annualized.

5  Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

Madison Funds | October 31, 2024
Financial Highlights for a Share of Beneficial Interest Outstanding

	LARGE CAP FUND
	CLASS A					CLASS Y					CLASS R6
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2024	2023	2022	2021	2020	2024	2023	2022	2021	2020	2024	2023	2022	2021	2020
Net Asset Value at beginning of period	$25.28	$23.65	$28.72	$23.81	$23.76	$25.36	$23.72	$28.78	$23.84	$23.83	$25.57	$23.95	$29.09	$24.12	$24.06
Income from Investment Operations:
Net investment income (loss)	0.02 [1]	(0.01)	(0.01)	(0.01)	0.04 [2]	0.09 [1]	0.06	0.05	0.12	0.14 [2]	0.15 [1]	0.11	0.08	0.11	0.03 [2]
Net realized and unrealized gain (loss) on investments	7.03	3.09	(2.92)	7.29	1.31	7.06	3.09	(2.93)	7.24	1.29	7.10	3.10	(2.93)	7.37	1.45
Total from investment operations	7.05	3.08	(2.93)	7.28	1.35	7.15	3.15	(2.88)	7.36	1.43	7.25	3.21	(2.85)	7.48	1.48
Less Distributions From:
Net investment income	—	—	—	—	—	(0.07)	(0.06)	(0.04)	(0.05)	(0.12)	(0.17)	(0.14)	(0.15)	(0.14)	(0.12)
Capital gains	(2.10)	(1.45)	(2.14)	(2.37)	(1.30)	(2.10)	(1.45)	(2.14)	(2.37)	(1.30)	(2.10)	(1.45)	(2.14)	(2.37)	(1.30)
Total distributions	(2.10)	(1.45)	(2.14)	(2.37)	(1.30)	(2.17)	(1.51)	(2.18)	(2.42)	(1.42)	(2.27)	(1.59)	(2.29)	(2.51)	(1.42)
Net increase (decrease) in net asset value	4.95	1.63	(5.07)	4.91	0.05	4.98	1.64	(5.06)	4.94	0.01	4.98	1.62	(5.14)	4.97	0.06
Net Asset Value at end of period	$30.23	$25.28	$23.65	$28.72	$23.81	$30.34	$25.36	$23.72	$28.78	$23.84	$30.55	$25.57	$23.95	$29.09	$24.12
Total Return (%)[3]	29.08	13.75	(11.33)	32.37	5.75	29.43	14.03	(11.13)	32.72	6.06	29.66	14.23	(10.96)	32.96	6.21
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$112,454	$93,711	$88,286	$108,515	$88,934	$131,142	$97,446	$89,391	$112,166	$157,991	$66,687	$61,787	$50,843	$84,331	$70,490
Ratios of expenses to average net assets (%)	1.16	1.16	1.16	1.16	1.18	0.91	0.91	0.91	0.91	0.94	0.73	0.73	0.73	0.73	0.74
Ratio of net investment income (loss) to average net assets (%)	0.09	(0.03)	(0.05)	(0.03)	0.18	0.32	0.22	0.21	0.25	0.54	0.52	0.40	0.41	0.39	0.26
Portfolio turnover (%)[4]	16	22	18	17	41	16	22	18	17	41	16	22	18	17	41

1  Per share amounts have been calculated using the average shares method.

2  Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

3  Total return without applicable sales charge.

4  Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	LARGE CAP FUND
	CLASS I

	Year Ended October 31,
	2024	2023	2022	2021	2020*
Net Asset Value at beginning of period	$25.28	$23.67	$28.75	$23.84	$24.51
Income from Investment Operations:
Net investment income	0.121	0.10	0.07	0.10	0.002,3
Net realized and unrealized gain (loss) on investments	7.01	3.07	(2.91)	7.28	(0.67)
Total from investment operations	7.13	3.17	(2.84)	7.38	(0.67)
Less Distributions From:
Net investment income	(0.12)	(0.11)	(0.10)	(0.10)	—
Capital gains	(2.10)	(1.45)	(2.14)	(2.37)	—
Total distributions	(2.22)	(1.56)	(2.24)	(2.47)	—
Net increase (decrease) in net asset value	4.91	1.61	(5.08)	4.91	(0.67)
Net Asset Value at end of period	$30.19	$25.28	$23.67	$28.75	$23.84
Total Return (%)[4]	29.51	14.17	(11.03)	32.87	(2.73)[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$107,831	$80,308	$71,885	$104,617	$20,643
Ratios of expenses to average net assets (%)	0.81	0.81	0.81	0.81	0.82 [6]
Ratio of net investment income to average net assets (%)	0.42	0.31	0.31	0.30	0.02 [6]
Portfolio turnover (%)[7]	16	22	18	17	41 [5]

*  Class I shares commenced operations effective September 1, 2020.

1  Per share amounts have been calculated using the average shares method.

2  Amounts represent less than $0.005 per share.

3  Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

4  Total return without applicable sales charge.

5  Not annualized.

6  Annualized.

7  Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

Madison Funds | October 31, 2024
Financial Highlights for a Share of Beneficial Interest Outstanding

	MID CAP FUND
	CLASS A
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value at beginning of period	$12.66	$11.68	$13.68	$10.26	$11.09
Income from Investment Operations:
Net investment loss	(0.01)[1]	(0.04)	(0.09)	(0.07)	(0.08)[2]
Net realized and unrealized gain (loss) on investments	3.21	1.27	(1.27)	3.91	(0.32)
Total from investment operations	3.20	1.23	(1.36)	3.84	(0.40)
Less Distributions From:
Capital gains	(0.17)	(0.25)	(0.64)	(0.42)	(0.43)
Total distributions	(0.17)	(0.25)	(0.64)	(0.42)	(0.43)
Net increase (decrease) in net asset value	3.03	0.98	(2.00)	3.42	(0.83)
Net Asset Value at end of period	$15.69	$12.66	$11.68	$13.68	$10.26
Total Return (%)[3]	25.43	10.68	(10.62)	38.24	(3.81)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$88,044	$66,717	$63,417	$76,625	$58,782
Ratios of expenses to average net assets (%)	1.36	1.39	1.40	1.39	1.40
Ratio of net investment income (loss) to average net assets (%)	(0.08)	(0.25)	(0.59)	(0.50)	(0.64)
Portfolio turnover (%)[4]	16	10	24	24	24

1 Per share amounts have been calculated using the average shares method.

2 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

3 Total return without applicable sales charge.

4 Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

	MID CAP FUND
	CLASS Y
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value at beginning of period	$13.72	$12.58	$14.62	$10.89	$11.71
Income from Investment Operations:
Net investment income (loss)	0.06 [1]	0.03	(0.03)	0.02	(0.03)[2]
Net realized and unrealized gain (loss) on investments	3.48	1.36	(1.37)	4.13	(0.36)
Total from investment operations	3.54	1.39	(1.40)	4.15	(0.39)
Less Distributions From:
Net Investment Income	(0.02)	–	(0.00)[3]	—	(0.00)[3]
Capital gains	(0.17)	(0.25)	(0.64)	(0.42)	(0.43)
Total distributions	(0.19)	(0.25)	(0.64)	(0.42)	(0.43)
Net increase (decrease) in net asset value	3.35	1.14	(2.04)	3.73	(0.82)
Net Asset Value at end of period	$17.07	$13.72	$12.58	$14.62	$10.89
Total Return (%)[4]	25.97	11.20	(10.17)	38.89	(3.52)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$479,998	$260,474	$253,477	$263,892	$323,841
Ratios of expenses to average net assets (%)	0.91	0.94	0.95	0.95	0.97
Ratio of net investment income (loss) to average net assets (%)	0.34	0.20	(0.14)	(0.04)	(0.20)
Portfolio turnover (%)[5]	16	10	24	24	24

1 Per share amounts have been calculated using the average shares method.

2 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

3 Amounts represent less than $(0.005) per share.

4 Total return without applicable sales charge.

5 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

Madison Funds | October 31, 2024
Financial Highlights for a Share of Beneficial Interest Outstanding

		MID CAP FUND
		CLASS I
					Period Ended
	Year Ended October 31,				October 31,
	2024	2023	2022	2021	2020*
Net Asset Value at beginning of period	$13.75	$12.60	$14.64	$10.90	$11.21
Income from Investment Operations:
Net investment income (loss)	0.07 [1]	0.04	0.002	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	3.49	1.36	(1.38)	4.19	(0.30)
Total from investment operations	3.56	1.40	(1.38)	4.16	(0.31)
Less Distributions From:
Net Investment Income	(0.03)	—	(0.02)	(0.00)[2]	—
Capital gains	(0.17)	(0.25)	(0.64)	(0.42)	—
Total distributions	(0.20)	(0.25)	(0.66)	(0.42)	—
Net increase (decrease) in net asset value	3.36	1.15	(2.04)	3.74	(0.31)
Net Asset Value at end of period	$17.11	$13.75	$12.60	$14.64	$10.90
Total Return (%)[4]	26.09	11.26	(10.08)	39.01	(2.77)[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$987,984	$376,668	$274,918	$286,235	$61,805
Ratios of expenses to average net assets (%)	0.81	0.84	0.85	0.85	0.86 [6]
Ratio of net investment income (loss) to average net assets (%)	0.41	0.28	(0.04)	(0.01)	(0.43)[6]
Portfolio turnover (%)[7]	16	10	24	24	245

* Class I shares commenced operations effective September 1, 2020.

1 Per share amounts have been calculated using the average shares method.

2  Amounts represent less than $(0.005) per share.

3 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

4 Total return without applicable sales charge.

5 Not annualized.

6 Annualized.

7 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

Madison Funds | October 31, 2024
Financial Highlights for a Share of Beneficial Interest Outstanding

	MID CAP FUND
	CLASS R6
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value at beginning of period	$14.15	$12.94	$15.04	$11.19	$11.99
Income from Investment Operations:
Net investment Income (loss)	0.08 [1]	0.04	0.01	0.02	(0.02)[2]
Net realized and unrealized gain (loss) on investments	3.60	1.42	(1.43)	4.27	(0.35)
Total from investment operations	3.68	1.46	(1.42)	4.29	(0.37)
Less Distributions From:
Net Investment Income	(0.06)	—	(0.04)	(0.02)	(0.00)[3]
Capital gains	(0.17)	(0.25)	(0.64)	(0.42)	(0.43)
Total distributions	(0.23)	(0.25)	(0.68)	(0.44)	(0.43)
Net increase (decrease) in net asset value	3.45	1.21	(2.10)	3.85	(0.80)
Net Asset Value at end of period	$17.60	$14.15	$12.94	$15.04	$11.19
Total Return (%)[4]	26.18	11.43	(10.07)	39.20	(3.26)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$329,471	$114,320	$88,723	$105,878	$91,562
Ratios of expenses to average net assets (%)	0.73	0.76	0.77	0.77	0.77
Ratio of net investment income to average net assets (%)	0.48	0.37	0.05	0.14	(0.03)
Portfolio turnover (%)[5]	16	10	24	24	24

1 Per share amounts have been calculated using the average shares method.

2 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

3 Amounts represent less than $0.005 per share.

4 Total return without applicable sales charge.

5 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	SMALL CAP FUND
	CLASS A

	Year Ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value at beginning of period	$8.56	$9.22	$15.55	$11.04	$11.14
Income from Investment Operations:
Net investment income (loss)	(0.03)[1]	(0.04)	(0.05)	(0.09)	(0.02)[2]
Net realized and unrealized gain (loss) on investments	3.25	(0.14)	(2.81)	5.46	0.36
Total from investment operations	3.22	(0.18)	(2.86)	5.37	0.34
Less Distributions From:
Capital gains	(0.03)	(0.48)	(3.47)	(0.86)	(0.44)
Total distributions	(0.03)	(0.48)	(3.47)	(0.86)	(0.44)
Net increase (decrease) in net asset value	3.19	(0.66)	(6.33)	4.51	(0.10)
Net Asset Value at end of period	$11.75	$8.56	$9.22	$15.55	$11.04
Total Return (%)[3]	37.67	(1.94)	(23.74)	50.17	3.02
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$4,014	$3,275	$3,417	$4,847	$2,958
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.35	1.35	1.35	1.39	1.51
After reimbursement of expenses by Adviser (%)	1.35	1.35	1.35	1.38	1.47
Ratios of net investment income to average net assets:
Before reimbursement of expenses by Adviser (%)	(0.25)	(0.42)	(0.52)	(0.67)	(0.18)
After reimbursement of expenses by Adviser (%)	(0.25)	(0.42)	(0.52)	(0.66)	(0.14)
Portfolio turnover (%)[4]	39	39	41	44	47

1 Per shares amounts have been calculated using the average shares method.

2 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

3 Total return without applicable sales charge.

4 Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

Madison Funds | October 31, 2024
Financial Highlights for a Share of Beneficial Interest Outstanding

	SMALL CAP FUND
	CLASS Y

	Year Ended October 31,
	2024		2023	2022	2021	2020
Net Asset Value at beginning of period	$8.71		$9.35	$15.69	$11.11	$11.19
Income from Investment Operations:
Net investment income (loss)	0.00	[1,2]	(0.02)	(0.03)	(0.07)	0.02 [3]
Net realized and unrealized gain (loss) on investments	3.31		(0.14)	(2.84)	5.51	0.35
Total from investment operations	3.31		(0.16)	(2.87)	5.44	0.37
Less Distributions From:
Net investment income	—		—	(0.00)[2]	—	(0.01)
Capital gains	(0.03)		(0.48)	(3.47)	(0.86)	(0.44)
Total distributions	(0.03)		(0.48)	(3.47)	(0.86)	(0.45)
Net increase (decrease) in net asset value	3.28		(0.64)	(6.34)	4.58	(0.08)
Net Asset Value at end of period	$11.99		$8.71	$9.35	$15.69	$11.11
Total Return (%)[4]	38.06		(1.69)	(23.55)	50.50	3.27
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$168,664		$143,591	$166,238	$253,625	$215,890
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.10		1.10	1.10	1.15	1.26
After reimbursement of expenses by Adviser (%)	1.10		1.10	1.10	1.14	1.22
Ratios of net investment income to average net assets:
Before reimbursement of expenses by Adviser (%)	0.00	[5]	(0.17)	(0.27)	(0.42)	0.08
After reimbursement of expenses by Adviser (%)	0.00	[5]	(0.17)	(0.27)	(0.40)	0.12
Portfolio turnover (%)[6]	39		39	41	44	47

1 Per share amounts have been calculated using the average shares method.

2 Amounts represent less than $(0.005) per share.

3 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

4 Total return without applicable sales charge.

5 Amounts represent less than 0.005%.

6 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	SMALL CAP FUND
	CLASS I
				Period Ended
	Year Ended October 31,			October 31,
	2024	2023	2022	2020*
Net Asset Value at beginning of period	$8.72	$9.36	$15.70	$14.41
Income from Investment Operations:
Net investment income (loss)	0.01 [1]	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	3.32	(0.15)	(2.83)	1.32
Total from investment operations	3.33	(0.16)	(2.85)	1.29
Less Distributions From:
Net investment income	—	—	(0.02)	—
Capital gains	(0.03)	(0.48)	(3.47)	—
Total distributions	(0.03)	(0.48)	(3.49)	—
Net increase (decrease) in net asset value	3.30	(0.64)	(6.34)	1.29
Net Asset Value at end of period	$12.02	$8.72	$9.36	$15.70
Total Return (%)[2]	38.24	(1.58)	(23.52)	8.95	[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$14,828	$11,925	$13,863	$21,868
Ratios of expenses to average net assets (%)	1.00	1.00	1.00	1.00	[4]
Ratios of net investment income to average net assets (%)	0.10	(0.07)	(0.16)	(0.36)[4]
Portfolio turnover (%)[5]	39	39	41	44	[3]

* Class I shares commenced operations effective March 1, 2021.
[1] Per share amounts have been calculated using the average shares method.
[2] Total return without applicable sales charge.
[3] Not annualized.
[4] Annualized.
[5] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

Madison Funds | October 31, 2024
Financial Highlights for a Share of Beneficial Interest Outstanding

	SMALL CAP FUND
	CLASS R6
	Year Ended		Period Ended
	October 31,		October 31,
	2024	2023	2022*
Net Asset Value at beginning of period	$8.74	$9.36	$11.30
Income from Investment Operations:
Net investment income (loss)	0.02 [1]	—	(0.00)[2]
Net realized and unrealized gain (loss) on investments	3.32	(0.14)	(1.94)
Total from investment operations	3.34	(0.14)	(1.94)
Less Distributions From:
Capital gains	(0.03)	(0.48)	—
Total distributions	(0.03)	(0.48)	—
Net increase (decrease) in net asset value	3.31	(0.62)	(1.94)
Net Asset Value at end of period	$12.05	$8.74	$9.36
Total Return (%)[3]	38.27	(1.46)	(17.17)[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$498	$220	$161
Ratios of expenses to average net assets (%)	0.92	0.92	0.92 [5]
Ratios of net investment income to average net assets (%)	0.16	(0.01)	(0.06)[5]
Portfolio turnover (%)[6]	39	39	41 [4]

* Class R6 shares commenced operations effective March 1, 2022.
[1] Per share amounts have been calculated using the average shares method.
[2] Amounts represent less than $(0.005) per share.
[3] Total return without applicable sales charge.
[4] Not annualized.
[5] Annualized.
[6] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

APPENDIX

Sales Charge Waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. Please contact the applicable financial intermediary with any questions regarding how the financial intermediary applies the policies described below and to ensure that you understand what steps you must take to qualify for any available waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the Funds or through another financial intermediary to receive these waivers or discounts. If you change financial intermediaries after you purchase fund shares, the policies and procedures of the new service provider (either your new financial intermediary or the Fund’s transfer agent) will apply to your account. Those policies may be more or less favorable than those offered by the financial intermediary through which you purchased your fund shares. You should review any policy differences before changing financial intermediaries.

This Appendix details the availability and/or variations in sales load waivers or discounts based on information provided by the financial intermediary. These waivers or discounts, which may differ from and may be more or less limited than those disclosed elsewhere in the Funds’ prospectus or SAI, are subject to change.

Ameriprise Financial

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

●	Transaction size breakpoints, as described in this prospectus or the SAI.

●	Rights of accumulation (ROA), as described in this prospectus or the SAI.

●	Letter of intent, as described in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

●	shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

●	shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

●	shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

●	shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

●	shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

●	redemptions due to death or disability of the shareholder

●	shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI

●	redemptions made in connection with a return of excess contributions from an IRA account

●	shares purchased through a Right of Reinstatement (as defined above)

●	redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

Edward D. Jones & Co., L.P. (“Edward Jones”)

Effective on or after January 1st 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

●	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

●	The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

●	The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

●	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

●	Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

●	If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

●	Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

●	Shares purchased in an Edward Jones fee-based program.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment. Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):

●	The redemption and repurchase occur in the same account.

●	The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

●	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

●	Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.

●	Purchases of Class 529-A shares made for recontribution of refunded amounts.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

●	The death or disability of the shareholder.

●	Systematic withdrawals with up to 10% per year of the account value.

●	Return of excess contributions from an Individual Retirement Account (IRA).

●	Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

●	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

●	Shares exchanged in an Edward Jones fee-based program.

●	Shares acquired through NAV reinstatement.

●	Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

●	Initial purchase minimum: $250

●	Subsequent purchase minimum: none

Minimum Balances

●	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

●	A fee-based account held on an Edward Jones platform

●	A 529 account held on an Edward Jones platform

●	An account with an active systematic investment plan or LOI

Exchanging Share Classes

●	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)

Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the funds’ prospectus or SAI.

Front-end sales load waivers on Class A shares available at Merrill Lynch

●	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

●	Shares purchased by or through a 529 Plan.

●	Shares purchased through a Merrill Lynch affiliated investment advisory program.

●	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.

●	Shares purchased through the Merrill Edge Self-Directed platform.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

●	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

●	Trustees of the Madison Funds, and employees of Madison Asset Management, LLC or any of its affiliates, as described in the funds’ prospectus.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).

CDSC waivers on Class A shares available at Merrill Lynch

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the funds’ prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72.

●	Shares sold to pay Merrill Lynch fees but only if the transaction is initialed by Merrill Lynch.

●	Shares acquired through a right of reinstatement.

●	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A shares only).

Front-end sales load discounts available at Merrill Lynch: breakpoints, rights of accumulation, and letters of intent

●	Breakpoints as described in the funds’ prospectus.

●	Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).

Morgan Stanley Smith Barney

Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account which is not held directly at the fund will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the funds’ prospectus or SAI:

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

●	Shares purchased through a Morgan Stanley self-directed brokerage account.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & Raymond James affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the funds’ prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the funds’ prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-end sales load discounts available at Raymond James: breakpoints and/or rights of accumulation

●	Breakpoints as described in the funds’ prospectus.

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co. (“Baird”):

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund.

●	Shares purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

●	Shares purchased using the proceeds of redemptions from a fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

●	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Investor A and C shares Available at Baird

●	Shares sold due to death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the funds’ prospectus.

●	Shares bought due to returns of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the funds’ prospectus.

●	Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

●	Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

●	Breakpoints as described in this prospectus.

●	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated .holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of fund family assets through Baird, over a 13-month period of time.

Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver noted below. All other sales charge waivers and reductions described elsewhere in the Fund’ Prospectus or SAI still apply.

(This page intentionally left blank.)

MORE INFORMATION ABOUT MADISON FUNDS

The following documents contain more information about the Funds and are available free of charge upon request:

Statement of Additional Information. The SAI contains additional information about the Funds. A current SAI has been filed with the SEC and is incorporated herein by reference. This means that the SAI, for legal purposes, is part of this prospectus.

Annual and Semi-Annual Reports. The Funds’ annual and semi-annual reports, and Form N-CSR, provide additional information about a Fund’s investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. In Form N-CSR, you will find each Fund’s annual and semi-annual financial statements.

Requesting Documents. You may request a copy of the SAI and the annual and semi-annual reports, make shareholder inquiries, without charge, or request further information about the Funds by contacting your financial adviser or by contacting the Funds at: Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083; telephone: 1-800-877-6089; Internet: www.madisonfunds.com.

Reports and other information about the Funds are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Madison Funds®

P.O. Box 219083

Kansas City, MO 64121-9083

1-800-877-6089

www.madisonfunds.com

Investment Company

File No. 811-08261

STATEMENT OF ADDITIONAL INFORMATION

Madison Funds®
550 Science Drive
Madison, Wisconsin 53711

Ticker Symbol
Fund	Class A	Class Y	Class I	Class R6
Madison Conservative Allocation Fund	MCNAX	N/A	N/A	N/A
Madison Moderate Allocation Fund	MMDAX	N/A	N/A	N/A
Madison Aggressive Allocation Fund	MAGSX	N/A	N/A	N/A
Madison Diversified Income Fund	MBLAX	N/A	N/A	N/A
Madison Tax-Free National Fund	N/A	GTFHX	N/A	N/A
Madison High Quality Bond Fund	N/A	MIIBX	MIIRX	N/A
Madison Core Bond Fund	MBOAX	MBOYX	MBOIX	MBORX
Madison Covered Call & Equity Income Fund	MENAX	MENYX	MENIX	MENRX
Madison Dividend Income Fund	MADAX	BHBFX	MDMIX	MADRX
Madison Large Cap Fund[1]	MNVAX	MINVX	MIVIX	MNVRX
Madison Mid Cap Fund	MERAX	GTSGX	MDCIX	MMCRX
Madison Small Cap Fund	MASMX	BVAOX	MSCIX	MSCRX

N/A Fund does not offer this share class.

1 Formerly known as the Investors Fund.

This is not a prospectus. This statement of additional information (“SAI”) should be read in conjunction with the currently effective prospectus (the “prospectus”) for Madison Funds (the “Trust”), which is referred to herein. The prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the Trust’s prospectus dated February 28, 2025, please call 1-800-877-6089 or write Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083.

The audited financial statements for the funds are incorporated herein by reference to the funds’ most recent annual report, which has been filed with the Securities and Exchange Commission (the “SEC”) and provided to all shareholders. For a copy, without charge, of the funds’ most recent annual report to shareholders, please call the Trust at 1-800-877-6089 or visit our website at www.madisonfunds.com.

The date of this SAI is February 28, 2025.

(This page left intentionally blank.)

 i

 ii

GENERAL INFORMATION

Madison Funds (the “Trust”), is a diversified, open-end management investment company consisting of separate investment portfolios or funds (each, a “fund” and collectively, the “funds”), each of which has a different investment objective and policies. Each fund is a diversified, open-end management investment company, commonly known as a mutual fund. The funds described in this SAI are as follows: Conservative Allocation, Moderate Allocation, Aggressive Allocation and Diversified Income Funds (collectively, the “Allocation Funds”); Tax-Free National Fund; High Quality Bond and Core Bond Funds (collectively, the “Income Funds”); and Covered Call & Equity Income, Dividend Income, Large Cap, Mid Cap and Small Cap Funds (collectively, the “Equity Funds”).

The Trust was organized under the laws of the state of Delaware on May 21, 1997 and is a Delaware statutory trust. As a Delaware statutory trust, the operations of the Trust are governed by its Amended and Restated Declaration of Trust (the “Declaration of Trust”) and its Certificate of Trust (the “Certificate”). The Certificate is on file with the Office of the Secretary of State in Delaware. Each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time, upon such shareholder’s initial purchase of shares of beneficial interest in any one of the funds. Prior to February 2013, the Trust was known as MEMBERS Mutual Funds.

Madison Asset Management, LLC (“Madison” or the “Investment Adviser”) serves as the investment adviser to the Trust and each series fund.

INVESTMENT PRACTICES

The prospectus describes the investment objective and policies of each of the funds. The following information is provided for those investors wishing to have more comprehensive information than that contained in the prospectus.

Since each Allocation Fund will invest in shares of other investment companies, except as disclosed in the prospectus, to the extent that an investment practice noted below describes specific securities, if an Allocation Fund invests in those securities, it does so indirectly, through its investment in underlying funds.

Lending Portfolio Securities

Each fund may lend portfolio securities. Loans will be made only in accordance with guidelines established by the Board of Trustees of the Trust (the “Board” or the “Board of Trustees”) and on the request of broker-dealers or institutional investors deemed qualified, and only when the borrower agrees to maintain cash or U.S. government securities as collateral with a fund equal at all times to at least 102% of the value of domestic securities and 105% of the value of non-domestic securities, based upon the prior days market value for securities loaned. A fund will continue to receive interest or dividends, in the form of substitute payments which may not be as beneficial from a tax perspective to the fund as the actual interest or dividend payment, on the securities loaned and will, at the same time, earn an agreed-upon amount of interest on the collateral which will be invested in readily marketable short-term, high quality government securities. A fund will retain the right to call the loaned securities and may call loaned voting securities if important shareholder meetings are imminent. Such security loans will not be made if, as a result, the aggregate of such loans exceeds 33⅓% of the value of a fund’s assets. The fund may terminate such loans at any time.

The primary risk associated with securities lending is loss associated with investment of cash and non-cash collateral. To mitigate this risk, the funds will invest collateral only in high quality government securities. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. To mitigate the risk, loans will be made only to firms deemed by Madison to be in good financial standing and will not be made unless, in Madison’s judgment, the consideration to be earned from such loans would justify the risk. The fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the funds' agreement with State Street Bank and Trust Company, the fund's securities lending agent, the securities lending agent has provided a limited indemnification in the event of a borrower default. The funds do not have a master netting agreement.

Illiquid Securities

Each fund may invest in illiquid securities as a non-principal investment strategy up to 15% of its net assets. In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the funds are subject to the guidelines set forth in the Trust’s liquidity risk management program, and a fund may not acquire any illiquid investment if, immediately after the acquisition, the fund would have invested more than 15% of its net assets in illiquid investments.  The term “illiquid security” is defined as a security that the Investment Adviser reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

Foreign Transactions

Foreign Securities. With the exception of the Tax-Free National Fund, each fund may invest in foreign securities. The percentage limitations on each fund’s investment in foreign securities are set forth in the prospectus.

Foreign securities refers to securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the U.S.; and/or (iii) quoted or denominated in a foreign currency (“non-dollar securities”).

Foreign securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers or dollar-denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation, more income or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to invest in foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

 1

Investing in foreign securities involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the fund making the investment, or political or social instability or diplomatic developments which could affect investments in those countries. Investments in short-term debt obligations issued either by foreign issuers or foreign financial institutions or by foreign branches of U.S. financial institutions (collectively, “foreign money market securities”) present many of the same risks as other foreign investments. In addition, foreign money market securities present interest rate risks similar to those attendant to an investment in domestic money market securities.

Investments in ADRs, EDRs, GDRs and SDRs. Many securities of foreign issuers are represented by American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Swedish Depositary Receipts (“SDRs”). With the exception of the Tax-Free National Fund, each fund may invest in ADRs, EDRs, GDRs and SDRs.

ADRs are receipts typically issued by a U.S. financial institution or trust company which represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASDAQ Global Market. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs, GDRs and SDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs are typically issued in bearer form and are designed for trading in the European markets. GDRs, including SDRs, are issued either in bearer or registered form, are designed for trading on a global basis. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Depositary receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a fund acquires depositary receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the receipt to issue and service such depositary receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. The market value of depositary receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the receipts and the underlying are quoted. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depositary receipts rather than directly in the stock of foreign issuers, a fund will avoid currency risks during the settlement period for either purchases or sales.

Investments in Emerging Markets. Each fund, except the Tax-Free National Fund, may invest in securities of issuers located in countries with emerging economies and/or securities markets, often referred to as “emerging markets.” For this purpose, emerging markets are those not normally associated with generally recognized developed markets identified by industry observers such as Standard and Poor's (“S&P”) or Morgan Stanley Capital International (“MSCI”). Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a fund’s investments in those countries and the availability to the fund of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make investments in such countries illiquid and more volatile than investments in more developed markets, and the funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

 2

A fund’s purchase or sale of portfolio securities in certain emerging markets may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on aggregate trading volume by or holdings of a fund, Madison or its affiliates, a subadviser and its affiliates, and each such person’s respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in certain emerging securities markets is restricted or controlled to varying degrees that may limit investment in such countries or increase the administrative cost of such investments. For example, certain countries may restrict or prohibit investment opportunities in issuers or industries important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a fund.

Settlement procedures in emerging markets are frequently less developed and reliable than those in the U.S. and may involve a fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a fund to value its portfolio assets and could cause a fund to miss attractive investment opportunities, to have its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities that the fund has delivered or due to the fund’s inability to complete its contractual obligations.

Currently, there is no market or only a limited market for many management techniques and instruments with respect to the currencies and securities markets of emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market related risks will be available at the times when the Investment Adviser of the fund wishes to use them.

Sovereign Debt. The Core Bond Fund may invest in sovereign debt, which may trade at a substantial discount from face value. The funds may hold and trade sovereign debt of emerging market countries in appropriate circumstances and participate in debt conversion programs. Emerging country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control sovereign debt repayment (“sovereign debtors”) may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy towards the International Monetary Fund (the “IMF”) and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor’s implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. The sovereign debtor’s failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts.

Supranational Entities. The Core Bond Fund may invest in securities issued by supranational entities, such as the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank. The governmental members of these supranational entities are “stockholders” that typically make capital contributions to support or promote such entities’ economic reconstruction or development activities and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supranational entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent governments will be able or willing to honor their commitments to those entities, with the result that the entity may be unable to pay interest or repay principal on its debt securities, and the fund may lose money on such investments. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described in the section “Foreign Currency Transactions.”

Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, and because each fund, except the Tax-Free National Fund, may have currency exposure independent of their securities positions, the value of the assets of these funds, as measured in U.S. dollars, will be affected by changes in foreign currency exchange rates. An issuer of securities purchased by a fund may be domiciled in a country other than the country in whose currency the instrument is denominated or quoted.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a fund’s net asset value (“NAV”) to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The market in forward foreign currency exchange contracts and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a fund’s total assets, adjusted to reflect the fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the fund will be more susceptible to the risk of adverse economic and political developments within those countries.

In addition to investing in securities denominated or quoted in a foreign currency, certain of the funds may engage in a variety of foreign currency management techniques. These funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the fund’s Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. These funds will incur costs in connection with conversions between various currencies.

 3

Forward Foreign Currency Exchange Contracts. Each fund, except the Tax-Free National Fund, may also purchase or sell forward foreign currency exchange contracts for defensive or hedging purposes when the fund’s Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the fund’s portfolio. In addition, these funds may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates and may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the fund’s Investment Adviser determines that there is a pattern of correlation between the two currencies.

These funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. They may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a fund if the value of the hedged currency increased.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid securities in a segregated account with the fund’s custodian in an amount equal to the value of the fund’s total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of a fund’s commitment with respect to the contract.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the fund to cover its purchase or sale commitments, if any, at the current market price. A fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the fund’s Investment Adviser.

Forward foreign currency exchange contract transactions are considered transactions in derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.

Options on Foreign Currencies. Each fund, except the Tax-Free National Fund, may also purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. These funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a fund’s position, the fund may forfeit the entire amount of the premium plus related transaction costs. In addition, these funds may purchase call or put options on currency to seek to increase total return when the fund’s Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the fund’s portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by these funds will be traded on U.S. and foreign exchanges or over-the-counter. See the “Options on Securities and Securities Indices–Risks Associated with Options Transactions” section, below, for a discussion of the liquidity risks associated with options transactions.

Foreign currency options are considered derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.

Special Risks Associated with Options on Currency. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to identify the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

The amount of the premiums which a fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

 4

Options on Securities and Securities Indices

Writing Options. Each fund may write (sell) covered call and put options on any securities in which it may invest. A call option written by a fund obligates such fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a fund are covered, which means that such fund will effectively own the securities subject to the option so long as the option is outstanding. It should be noted that a principal investment strategy of the Covered Call & Equity Income Fund is to write covered call put options (see the prospectus for more information). A fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a fund would obligate such fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a fund would be covered, which means that such fund would have deposited with its custodian cash or liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a fund. However, in return for the option premium, a fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

In addition, in the Investment Adviser’s discretion, a written call option or put option may be covered by maintaining cash or liquid securities (either of which may be denominated in any currency) in a segregated account with the fund’s custodian, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a fund’s net exposure on its written option position.

Each fund may also write and sell covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A fund may cover call and put options on a securities index by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account with its custodian. Writing and selling options on securities indices is considered transacting in derivative securities. Except for the Covered Call & Equity Income Fund, the Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.

A fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase” transactions.

Purchasing Options. Each fund may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a fund would realize a loss on the purchase of the call option.

A fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund’s securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a fund would realize no gain or loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

A fund would purchase put and call options on securities indices for the same purpose as it would purchase options on individual securities.

Yield Curve Options. The Tax-Free National Fund and Income Funds may enter into options on the yield “spread,” or yield differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

These five (5) funds may purchase or write yield curve options for the same purposes as other options on securities. For example, a fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield between the two securities. A fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Investment Adviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

 5

Yield curve options written by the Tax-Free National Fund and Income Funds will be “covered.” A call (or put) option is covered if a fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid securities sufficient to cover the fund’s net liability under the two options. Therefore, a fund’s liability for such a covered option is generally limited to the difference between the amount of the fund’s liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

Yield curve options are considered derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Each fund may purchase and sell both options that are traded on U.S. and foreign exchanges (however, the Tax-Free National Fund cannot purchase/sell options traded on foreign exchanges) and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the funds will treat purchased over-the counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a fund in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Investment Adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts

The Core Bond Fund may purchase and sell futures contracts and purchase and write options on futures contracts. The fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission (the “CFTC”), including applicable registration requirements. All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. Funds can purchase futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in such currency that such fund has acquired or expects to acquire.

 6

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a fund’s futures contracts on securities or currency will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the fund to do so. A clearing corporation (associated with the exchange on which futures on a security or currency are traded) guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainty of (than would otherwise be possible) the effective price, rate of return or currency exchange rate on securities that the fund owns or proposes to acquire. The fund may, for example, take a “short” position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a fund or securities with characteristics similar to those of the fund’s portfolio securities. Similarly, the fund may sell futures contracts on a currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for the fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the fund’s portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund’s securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a “long” position by purchasing such futures contracts. This would be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund’s assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Where permitted, the fund will engage in futures transactions and in related options transactions for hedging purposes or to seek to increase total return. The fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which it expects to purchase. Except as stated below, each fund’s futures transactions will be entered into for traditional hedging purposes, that is to say, futures contracts will be used to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the fund expects that on most of the occasions on which it takes a long futures or option position (involving the purchase of a futures contract), the fund will have purchased, or will be in the process of purchasing equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

The CFTC, a federal agency, regulates trading activity in futures contracts and related options contracts pursuant to the Commodity Exchange Act, as amended (the “CEA”). The CFTC requires the registration of a commodity pool operator (“CPO”), which is defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which files a notice of eligibility. The investment adviser, on behalf of the Core Bond Fund, which has established future accounts and may invest in futures transactions and related options transactions, has filed a notice of eligibility claiming exclusion from the status of CPO and, therefore, is not subject to registration or regulation as a CPO under the CEA. Prior to engaging in such transactions, should the eligibility for continuing the claim of exclusion no longer be available, the fund may be subject to registration or regulation as a CPO if no other exclusion from these requirements are then available.

 7

As permitted, a fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for maintaining its qualification as a regulated investment company for federal income tax purposes (see the “Distributions and Taxes” section, below).

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a fund to purchase securities or currencies, require the fund to segregate with its custodian cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss.

Perfect correlation between a fund’s futures positions and portfolio positions may be difficult to achieve. The only futures contracts available to hedge a fund’s portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a fund to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Swap Agreements

The Core Bond Fund may enter into interest rate, credit default, index, currency exchange rate and total return swap agreements for hedging purposes in attempts to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded the desired return, and to seek to increase the fund’s total return.

The fund may also enter into special interest rate swap arrangements such as caps, floors and collars for both hedging purposes and to seek to increase total return. The fund would typically use interest rate swaps to shorten the effective duration of its portfolio.

Swap agreements are contracts entered into by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate), in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A fund’s obligations (or rights) under a swap agreement are equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party (the “net amount”). A fund’s obligations under a swap agreement are accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty are covered by the maintenance of a segregated assets.

Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Credit default swaps involve a contract by a fund with another party to transfer the credit exposure of a specific commitment between the parties. Currency swaps involve the exchange by a fund with another party of their respective rights to make or receive payments in specified currencies. A total return swap involves an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying asset that is used is usually an equities index, loan or a basket of assets. The purchase of an interest rate cap entitles the purchaser to receive from the seller of the cap payments of interest on a notional amount equal to the amount by which a specified index exceeds a stated interest rate. The purchase of an interest rate floor entitles the purchaser to receive from the seller of the floor payments of interest on a notional amount equal to the amount by which a specified index falls below a stated interest rate. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a stated range of interest rates. Since interest rate swaps, currency swaps and interest rate caps, floors and collars are individually negotiated, the fund expects to achieve an acceptable degree of correlation between its portfolio investments and its interest rate or currency swap positions entered into for hedging purposes.

A fund may only enter into interest rate swaps on a net basis, which means the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap defaults, a fund’s risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

To the extent the fund engaged in such activity, the Trust would maintain in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of the fund’s obligations over its entitlements with respect to swap transactions. The fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is considered investment grade by the Investment Adviser. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreement related to the transaction.

 8

The use of interest rate, credit default and currency swaps (including caps, floors and collars) is a highly specialized activity which involves investment techniques and risks different from those associated with traditional portfolio securities activities. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the fund would be less favorable than it would have been if this investment technique were not used.

In as much as swaps are entered into for good faith hedging purposes or are offset by segregated assets, the Investment Adviser does not believe that swaps constitute senior securities as defined in the 1940 Act, and, accordingly, will not treat swaps as being subject to the fund’s borrowing restrictions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid compared with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the staff of the SEC takes the position that currency swaps are illiquid investments subject to a fund’s 15% limitation on such investments.

In recent years, the SEC and the CFTC have adopted rules creating a new, comprehensive regulatory framework for swaps transactions. Under the new rules, certain swaps transactions are required to be executed on a regulated trading platform and cleared through a derivatives clearing organization. Additionally, the new rules impose other requirements on the parties entering into swaps transactions, including requirements relating to posting margin, and reporting and documenting swaps transactions. Funds engaging in swaps transactions may incur additional expense as a result of these new regulatory requirements. For these reasons, the Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in swap transactions for the Core Bond Fund.

Certain Income Fund Practices

The Income Funds may invest all or a portion of their assets in debt securities. As stated in the prospectus, the funds will emphasize investment grade securities.

These funds may also make use of certain derivatives, such as options, to manage risks and returns, including the risk of fluctuating interest rates. These instruments will be used to control risk and obtain additional income and not with a view toward speculation. The funds will invest only in options which are exchange-traded or sold over-the-counter.

In the debt securities market, purchases of some issues are occasionally made under firm (forward) commitment agreements. The purchase of securities under such agreements can involve risk of loss due to changes in the market rate of interest between the commitment date and the settlement date. As a matter of operating policy, no fund will commit itself to forward commitment agreements in an amount in excess of 25% of total assets and will not engage in such agreements for leveraging purposes.

Lower-Rated Corporate Debt Securities

Each fund, except the Tax-Free National Fund and High Quality Bond Fund, may make certain investments in corporate debt obligations that are unrated or rated below investment grade (i.e., ratings of BB or lower by Standard & Poor’s or Ba or lower by Moody’s). Bonds rated BB or Ba or below by Standard & Poor’s or Moody’s (or comparable unrated securities) are commonly referred to as “lower-rated” or “high yield” securities, or as “junk bonds,” and are considered speculative with regard to principal and interest payments. In some cases, such bonds may be highly speculative with a high probability of default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor’s or Aaa, Aa, A or Baa by Moody’s).

Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a fund’s NAV to the extent it invests in such securities. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bond securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a fund’s Investment Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund’s NAV.

Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those of higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund’s NAV.

 9

Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since lower rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings and in comparable non-rated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. A fund’s Investment Adviser will attempt to reduce these risks through diversification of these funds’ portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

Foreign Government Debt Securities

Each fund, except the Tax-Free National Fund, may invest in debt obligations of foreign governments and governmental agencies, including those of countries with emerging economies and/or securities markets. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the funds may have limited recourse in the event of a default. Periods of economic uncertainty or market stress may result in the volatility of market prices of sovereign debt, and in turn the fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.

Convertible Securities

Each fund may invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated conversion rate into common stock of the issuer. As with all debt and income-bearing securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock. In evaluating a convertible security, a fund’s Investment Adviser gives primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which any other fund may invest are subject to the same rating criteria as that fund’s investments in non-convertible debt securities. Convertible debt securities, the market yields of which are substantially below prevailing yields on non-convertible debt securities of comparable quality and maturity, are treated as equity securities for the purposes of a fund’s investment policies or restrictions.

U.S. Government Securities

Each fund may purchase U.S. Government securities (subject to certain restrictions regarding mortgage-backed securities described in the “Mortgage-Backed (Mortgage Pass-Through) Securities” section, below). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association (“Ginnie Mae”) certificates, are backed by the full faith and credit guarantee of the U.S. Government. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, do not have the full faith and credit guarantee of the U.S. Government, but may be supported by the right of the issuer to borrow from the U.S. Treasury.

Pass-through securities that are issued by Ginnie Mae, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and the Federal National Mortgage Association (“Fannie Mae”) are mortgage-backed securities which provide monthly payments which are, in effect, a “pass-through” of the monthly interest and principal payments (including any prepayments) made by individual borrowers on the pooled mortgage loans.

Collateralized mortgage obligations (“CMOs”) in which a fund may invest are securities that are collateralized by a portfolio of mortgages or mortgage-backed securities. Each fund may invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

Each fund may acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S. Government.

Other Debt Securities

Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds. The Income Funds and Diversified Income Fund may invest in zero coupon bonds as well as in capital appreciation bonds (“CABs”), deferred interest and pay-in-kind bonds. Zero coupon, deferred interest, pay-in-kind and CABs are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance.

 10

Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until maturity. CABs are distinct from traditional zero coupon bonds because the investment return is considered to be in the form of compounded interest rather than accreted original issue discount. For this reason, the initial principal amount of a CAB would be counted against a municipal issuer’s statutory debt limit, rather than the total par value, as is the case for a traditional zero coupon bond.

Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but generally provide a higher rate of return to compensate investors for the deferment of cash interest or principal payments. Such securities are often issued by companies that may not have the capacity to pay current interest and so may be considered to have more risk than current interest-bearing securities. In addition, the market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest. The market prices of zero coupon bonds are likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality.

Zero coupon bonds carry the additional risk that, unlike securities that provide for the periodic payment of interest to maturity, the fund will realize no cash until a specified future payment date unless a portion of such securities is sold. If the issuer of such securities defaults, the fund may obtain no return at all on its investment. In addition, the fund’s investment in zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund’s distribution obligations.

Structured Securities. The Income Funds may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

Structured securities are considered transactions in derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.

Mortgage-Backed (Mortgage Pass-Through) Securities

The Income Funds may invest in mortgage-backed, or mortgage pass-through, securities, which are securities representing interests in “pools” of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgage loans are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgage loans in the underlying mortgage pools are paid off. The average lives of these securities are variable when issued because their average lives depend on interest rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayments. Prepayments on underlying mortgage loans result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the holder of a pass-through security may be different than the quoted yield on such security. Mortgage loan prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise, the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed income securities due to increased principal prepayments.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as most securities issued by Ginnie Mae), are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owned on the mortgage loans in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

 11

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae, which is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans that are guaranteed or insured by other federal programs, such as those of the Federal Housing Administration, the Department of Veteran’s Affairs and the Department of Agriculture’s Rural Housing Service. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. Ginnie Mae securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac, both of which are subject to regulation by the Secretary of Housing and Urban Development. Fannie Mae and Freddie Mac are publicly-traded government-sponsored enterprises under the conservatorship of the Federal Housing Finance Agency (“FHFA”), an independent regulator. Historically, Fannie Mae and Freddie Mac were privately owned, but following the recapitalization of each company in connection with the 2008 housing crisis, the U.S. Treasury has been the largest shareholder of each company, owning the company’s preferred stock and a warrant to buy almost 80% of its common stock.

As a conservator, the FHFA succeeded to all of the rights, titles, powers, and privileges of Fannie Mae and Freddie Mac and the FHFA has broad powers over each company, including the power to direct Fannie Mae and Freddie Mac to enter into contracts and to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent, although the FHFA has stated that it has no present intention to do so. In addition, holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac may not enforce certain rights related to such securities against the FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

Fannie Mae and Freddie Mac purchase conventional residential mortgage loans (i.e., mortgage loans not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment by Fannie Mae of principal and interest. Freddie Mac issues Participation Certificates (“PCs”) which represent interest in conventional mortgages (i.e., not federally insured or guaranteed) from Freddie Mac’s national portfolio. Freddie Mac guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

The obligations of Fannie Mae and Freddie Mac are not guaranteed by the U.S. Government. The FHFA’s conservatorship over Fannie Mae and Freddie Mac has no specified termination date. Although both Fannie Mae and Freddie Mac remain in conservatorship, the U.S. Department of Treasury and the FHFA recently entered into agreements with Fannie Mae and Freddie Mac to help ensure the eventual release of both companies from conservatorship.

The U.S. Department of the Treasury has taken steps to capitalize and provide financing to Fannie Mae and Freddie Mac and has agreed to purchase direct obligations and residential mortgage-backed securities issued or guaranteed by them in an effort to ensure their financial stability. However, there can be no assurance that the U.S. Government will continue to provide financial support to Fannie Mae and Freddie Mac and the future roles of Fannie Mae and Freddie Mac could be significantly reduced and the nature of their guarantees could be eliminated or considerably limited relative to historical measurements. Shortly after Fannie Mae and Freddie Mac were placed in federal conservatorship, the Secretary of the U.S. Treasury, noted that the guarantee structure of Fannie Mae and Freddie Mac required examination and that changes in the structures of the entities were necessary to reduce risk to the financial system.

The problems faced by Fannie Mae and Freddie Mac that resulted in their being placed into federal conservatorship have stirred debate among some federal policy makers regarding the continued role of the U.S. Government in providing liquidity for the residential mortgage market. The gradual recovery of the housing market has made Fannie Mae and Freddie Mac profitable again and increased the uncertainty about their futures. Proposals to end the conservatorships have included recapitalization initiatives, the use of loss-absorbing instruments, and regulatory capital and liquidity requirements to ensure that Fannie Mae and Freddie Mac can operate in a safe and sound manner without posing systemic risk to the economy. Furthermore, the existing purchase agreements with the US. Department of Treasury could be amended and further credit enhancements could be provided by guarantors chartered by the FHFA and other sources of first-loss private capital to ensure that payments on mortgage-backed securities remain supported. However, the success of any such reforms, whether accomplished through legislation or administrative rulemaking, depends on a number of political, economic, and other factors, which may or may not materialize. For example, future presidential or congressional elections may result in legal and regulatory changes to government-sponsored enterprises’ participation in the mortgage industry being reprioritized, revised, or abandoned altogether, and new guarantors and other sources of capital may not enter the secondary market for residential mortgage loans and mortgage-backed securities if reform efforts fail to reduce Fannie Mae’s and Freddie Mac’s competitive advantages. Accordingly, no assurances can be given that any existing credit support by the U.S. Government will continue to remain in place or that any proposed new credit enhancement proposals will be implemented.

Under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac mortgage-backed securities. In June 2019, Fannie Mae and Freddie Mac started to issue UMBS in place of their current offerings of TBA-eligible mortgage-backed securities. The initial effects of the issuance of UMBS on the market for mortgage-related securities have been relatively minimal, however the long-term effects are still uncertain and the issuance of UMBS could have unanticipated or adverse effects

 12

Credit unions, commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Other Securities Related to Mortgages

CMOs and Multiclass Pass-Through Securities. The Income Funds may invest a portion of their assets in CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The following is a description of CMOs and types of CMOs but is not intended to be an exhaustive or exclusive list of each type of CMO a fund may invest in. Typically, CMOs are collateralized by certificates issued by Ginnie Mae, Fannie Mae or Freddie Mac, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as “Mortgage Assets”). The funds listed above may also invest a portion of their assets in multiclass pass-through securities which are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including credit unions, savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”).

In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or a part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal pre-payments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See the “–Stripped Mortgage-Backed Securities” subsection, below, for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.

The funds listed above may also invest in parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

CMOs and multiclass pass-through securities are considered derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.

Stripped Mortgage-Backed Securities. The Income Funds may invest a portion of their assets in stripped mortgage-backed securities (“SMBS”) which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while another class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive an “IO” (the right to receive all of the interest) while the other class will receive a “PO” (the right to receive all of the principal). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Stripped mortgage-backed securities are considered transactions in derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.

 13

Mortgage Dollar Rolls. The Income Funds may enter into mortgage “dollar rolls” in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a fund loses the right to receive principal and interest paid on the securities sold. However, a fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase as well as from the receipt of any associated fee income plus interest earned on cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. A fund will hold and maintain until the settlement date segregated cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. These funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls are considered transactions in derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.

Municipal Securities

With regard to the Tax-Free National Fund, Madison’s principal investment strategy is to invest in municipal securities. In addition, the Income Funds may, from time to time, invest in municipal bonds. However, there are many different kinds of municipal securities and Madison must make various decisions in its efforts to follow this principal investment strategy. The market for municipal securities is diverse and constantly changing. The following is therefore not necessarily a complete description of all types of municipal securities Madison may purchase for these funds.

●	Who Issues Municipal Securities in General? The term “municipal securities” includes a variety of debt obligations that are issued for public purposes by or on behalf of states, territories and possessions of the United States, their political subdivisions, the District of Columbia, Guam, Puerto Rico and other territories. They are also issued by the duly constituted authorities, agencies, public corporations and other instrumentalities of these jurisdictions.

●	What are Municipal Securities Used For? Municipal securities may be used for many public purposes, including constructing public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Municipal securities may also be used to refund outstanding obligations, to obtain funds to lend to other public institutions and certain private borrowers or for general operating expenses.

●	How are Municipal Securities Classified by Purpose? Municipal securities are usually classified as either “general obligation,” “revenue” or “industrial development.”

▪.	General Obligation. General obligation securities are the obligations of an issuer with taxing power and are payable from the issuer’s general unrestricted revenues. These securities are backed by the full faith, credit and taxing power of the issuer for the payment of principal and interest. They are not limited to repayment from any particular fund or revenue source. For example, a bond issued directly by the State of Missouri is a general obligation bond.

▪.	Revenue. Revenue securities are repayable only from revenues derived from a particular facility, local agency, special tax, facility user or other specific revenue source. Certain revenue issues may also be backed by a reserve fund or specific collateral. Ordinary revenue bonds are used to finance income producing projects such as public housing, toll roads and bridges. The investor bears the risk that the project will produce insufficient revenue and have insufficient reserves to cover debt service on the bonds.

▪.	Industrial Development. Industrial development securities are revenue obligations backed only by the agreement of a specific private sector entity to make regular payments to the public authority in whose name they were issued. Collateral may or may not be pledged. States or local authorities generally issue industrial development securities on behalf of private organizations for the purpose of attracting or assisting local industry. These securities usually have no credit backing from any public body. Industrial development securities include pollution and environmental control revenue bonds. Industrial revenue bonds are used to finance privately-operated facilities for business, manufacturing, housing, sports and other purposes and are limited to $10 million per issuer, except when used for certain exempted purposes. Pollution and environmental control revenue bonds are used to finance air and water pollution control facilities required by private users. Repayment of revenue bonds issued to finance privately used or operated facilities is usually dependent entirely on the ability of the private beneficiary to meet its obligations and on the value of any collateral pledged.

●	How are Municipal Securities Further Classified? Municipal securities may be classified according to maturity as “notes” if up to about two years in term, or as “bonds” if longer in term.

▪.	Callable Bonds. Callable municipal bonds are municipal bonds that contain a provision in the bond indenture permitting the issuer to redeem bonds prior to maturity. A bond indenture is the legal document that contains the important terms of the security. Callable bonds are generally subject to call during periods of declining interest rates. If the proceeds of a called bond under such circumstances are reinvested, the result may be a lower overall yield due to lower interest rates. If, when purchased, Madison paid a premium for the bond, some or all of that premium may not be recovered, depending on the call price.

 14

▪.	Notes. Notes are generally used to meet short-term financing needs and include the following specific types:

●	Tax Anticipation Notes. Normally, these are general obligation issues that are issued to meet cash needs prior to collecting taxes and generally are payable from specific future tax revenues.

●	Bond Anticipation Notes. Like tax anticipation notes, these also are normally general obligation issues. They are issued to provide interim financing in anticipation of sales of long-term bonds and generally are payable from the proceeds of a specific proposed bond issue.

●	Revenue Anticipation Notes. These may be general obligation issues and are issued to provide cash prior to receipt of expected non-tax revenues from a specific source, such as scheduled payments due from the federal government.

●	Project Notes. Local authorities issue these notes to finance various local redevelopment and housing projects conducted under sponsorship of the federal government. Project notes are guaranteed and backed by the full faith and credit of the United States.

●	Construction Loan Notes. These notes provide interim financing for construction projects. They are frequently issued in connection with federally insured or guaranteed mortgage financing and may also be insured or guaranteed by the federal government.

●	Tax-Exempt Commercial Paper. These notes (sometimes called “municipal paper”) are similar to conventional commercial paper, but are tax-free. Municipal paper may be either a general obligation or a revenue issue, although the latter is more common. These issues may provide greater flexibility in scheduling maturities than other municipal notes.

▪	Municipal Lease Obligations. Municipalities issue municipal lease obligations to finance their obligation to pay rent on buildings or equipment they use. Madison intends to limit its investments in such obligations to those that represent liquid securities for purposes of each fund’s limitation on investments in illiquid securities. Madison will make daily determinations of the liquidity and appropriate valuation of each such obligation, basing its decision on all relevant facts including: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential buyers; (4) the willingness of dealers to make a market in the security; and (5) the nature of the marketplace. With regard to the nature of the marketplace, Madison will consider the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

A municipal lease obligation will not be considered liquid unless there is reasonable assurance that its marketability will be maintained throughout the time Madison holds the instrument for the funds. Madison must conclude that the obligation is liquid considering: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee’s general credit; (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality; and (5) Madison’s legal recourse in the event of failure to appropriate.

●	How Can You Tell the Identity of the Issuer? From time to time, Madison must make determinations as to the identity of the issuer of a particular municipal security. Madison will make this determination considering its understanding of the assets and revenue principally backing the issue and the most significant source of repayment of principal and interest for the issue. If the specific securities are backed by assets and revenues that are independent or separate from the assets and revenues of the jurisdiction or agency in whose name they were issued, then Madison will normally consider those securities to have a separate issuer.

●	What are the Risks of Geographic Concentration of Investments? If the credit standing of a particular state or type of issuer generally declined, then a fund could be more adversely affected than if its investments were more diversified.

●	What are the Risks of Investing in Various Municipal Securities? Municipal securities generally are subject to possible default, bankruptcy or insolvency of the issuer. Principal and interest repayment may be affected by federal, state and local legislation, referendums, judicial decisions and executive acts. The tax-exempt status of municipal securities may be affected by future changes in the tax laws, litigation involving the tax status of the securities and errors and omissions by issuers and their counsel. Madison will not attempt to make an independent determination of the present or future tax-exempt status of municipal securities acquired for the funds.

While most municipal securities have a readily available market, a variety of factors, including the scarcity of issues and the fact that tax-free investments are inappropriate for significant numbers of investors, limit the depth of the market for these securities. Accordingly, it may be more difficult for the funds to sell large blocks of municipal securities advantageously than would be the case with comparable taxable securities.

Privately Arranged Loans and Participations

Madison may make or acquire participations in privately negotiated loans to municipal borrowers on behalf of the Tax-Free National Fund. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured. If Madison engages in this type of investment strategy, Madison will rely on the opinion of tax or bond counsel to the borrower as to the tax status of these loans. Such transactions may provide an opportunity to achieve higher tax-free yields than would be available from municipal securities offered and sold to the general public.

Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be illiquid. In most cases, Madison will only be able to sell such loans through a provision requiring repayment following demand by the funds. Such loans made by the funds will normally have a demand provision permitting the funds to require repayment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each fund’s limitation on investments in illiquid securities. Recovery of an investment in any private loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period. The demand period is normally seven days or less (unless Madison determines that a particular loan issue, unlike most such loans, has a readily available market). If appropriate, Madison will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to honor contractual payment obligations.

 15

Restricted Securities

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended.  Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time a fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than that which prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith in accordance with methodologies approved by the Board.

Repurchase Agreements

Each fund may enter into repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the seller at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System, U.S. Central Credit Union and with “primary dealers” in U.S. Government securities. A fund’s Investment Adviser will continuously monitor the creditworthiness of the parties with whom the funds enter into repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements

Each fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by a fund entering into them. Reverse repurchase agreements involve the risk that the market value of securities purchased by a fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A fund that has entered into a reverse repurchase agreement will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, each fund will establish and maintain with the Trust’s custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. No fund will enter into reverse repurchase agreements and other borrowings (except from banks as a temporary measure for extraordinary emergency purposes) in amounts in excess of 30% of the fund’s total assets (including the amount borrowed) taken at market value. No fund will use leverage to attempt to increase income. No fund will purchase securities while outstanding borrowings exceed 5% of the fund’s total assets. Each fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Board of Trustees. Under procedures established by the Board of Trustees, a fund’s Investment Adviser will monitor the creditworthiness of the banks involved.

Forward Commitment and When-Issued Securities

Each fund may purchase securities on a when issued or forward commitment basis. “When-issued” refers to securities whose terms are specified and for which a market exists, but which have not been issued. Each fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in a fund’s losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a fund enters into an agreement to purchase securities on a when issued or forward commitment basis, the fund will segregate cash or liquid securities, of any type or maturity, equal in value to the fund’s commitment. These assets will be valued daily at market, and additional cash or securities will be segregated to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a fund may enter into offsetting contracts for the forward sale of other securities that it owns.

 16

Real Estate Investment Trusts

Each fund, except the Tax-Free National Fund, may invest in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties.  They also may realize gains or losses from the sale of properties.  Equity REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair.  Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties and are paid interest by the owners of the financed properties.  Hybrid REITs invest both in real property and in mortgages.  A REIT generally is not taxed on income distributed to its shareholders if it complies with certain federal income tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes at least 90% its taxable income to its shareholders each year.  Consequently, REITs tend to focus on income-producing real estate investments.

The funds’ investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages.  Equity and mortgage REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects.  REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.  Under certain circumstances, a REIT may fail to qualify for the special tax treatment available to REITs, which would subject the REIT to federal income taxes at the REIT level and adversely affect the value of its securities.

In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction available under Section 199A of the Code. Additionally, a dividend or part of a dividend paid by a regulated investment company and reported as a “Section 199A Dividend” is treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction.

Exchange-Traded Funds

Each fund may invest in exchange-traded funds (“ETFs”), which are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international. ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track.

ETFs are also subject to certain additional risks, including (i) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track, and (ii) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange-traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based. The fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF’s expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the fund’s expenses (i.e., management fees and operating expenses), shareholders of the fund may also indirectly bear similar expenses of an ETF.

Shares of Other Investment Companies

Each fund, other than the Allocation Funds, may invest up to 10% of its assets in shares of other investment companies. Each fund, other than the Allocation Funds, complies with the general statutory limits for such investments prescribed by the 1940 Act. The statutory limits are that immediately after any investment: (i) not more than 5% of a fund's total assets are invested in the securities of any one investment company; (ii) not more than 10% of a fund's total assets are invested in the aggregate in securities of investment companies as a group; (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the fund; and (iv) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the fund and other investment companies advised by Madison, or any of its affiliates. Notwithstanding the foregoing, each fund may invest in shares of money market funds in excess of the above described statutory limitations, in accordance with the exemption contained in Rule 12d1-1 under the 1940 Act.

Rule 12d1-4 of the 1940 Act provides an exemption from Section 12(d)(1) that allows a fund to invest all of its assets in other registered funds, including ETFs, if the fund satisfies certain conditions specified in the Rule, including, among other conditions, that the fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company). However, such control and other conditions under Rule 12d1-4 do not apply if either the acquiring fund is in the same group of investment companies as the acquired fund, or the acquiring fund's subadviser or an affiliate is the acquired fund's adviser. Because the Allocation Funds are structured as funds-of-funds, they rely on Rule 12d1-4 to implement their investment strategies.

As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company, including investment management fees, general fund expenses, trading, custodial and interest expenses and distribution/shareholder servicing fees (if any). These expenses would be in addition to the advisory and other expenses that a fund bears directly in connection with its own operations and may represent a duplication of fees to shareholders of the fund.

 17

Temporary Defensive Positions

Although each fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, each fund may invest up to 100% in money market securities as a defensive tactic in abnormal market conditions (with regard to the Tax-Free National Fund, the funds may invest up to 100% in tax-free money market securities for this purpose).

With regard to the Tax-Free National Fund, under normal market conditions, Madison does not intend to invest in any taxable securities on behalf of the fund. Madison may decide, however, that extraordinary conditions require it to purchase taxable investments. The “taxable investments” that Madison may purchase for the fund are limited to the following U.S. dollar denominated investments: (i) U.S. Government securities; (ii) obligations of banks having total assets of $750 million or more; (iii) commercial paper and other investment grade corporate debt securities;(iv) repurchase agreements involving any of the foregoing securities or municipal securities; and (v) U.S. Government Money Market Funds. The fund may also allocate to the foregoing securities where there is a merger, fund closure, change in investment strategy, change in investment advisers or sub-advisers, or other event requiring the sale or purchase of a significant amount of portfolio securities. Maturities of taxable investments may exceed one year in extraordinary circumstances when Madison has determined to invest more than 20% of the fund’s assets in taxable securities.

To the extent any fund engages in a temporary defensive position in this manner, it would not be invested in accordance with its stated investment objectives. Fund performance may suffer where a fund has taken temporary defensive measures and, with respect to the Tax-Free National Fund specifically, has a significant exposure to taxable investments.

Definition of Market Capitalization

Market capitalization is the value of a corporation determined by multiplying total outstanding shares by the current market price. Total outstanding shares include common stock, non-restricted exchangeable shares and partnership units/membership interests where applicable. Exchangeable shares are shares which may be exchanged at any time, at the holder’s option, on a one-for-one basis for common stock. Membership or partnership units/interests represent an economic interest in a limited liability company or limited partnership. Market capitalization does not include preferred or convertible preferred stock, participating preferred stock, restricted or redeemable shares, warrants, rights or trust receipts.

Types of Investment Risk

Active or Frequent Trading Risk. The risk of the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the performance.

Asset Allocation Risk. The risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

Call Risk. The risk that the issuer of a security will retire or redeem (“call”) the security with a higher rate of interest before the scheduled maturity date when interest rates have declined.

Correlation Risk. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).

Counterparty Risk. The risk that the counterparty under an agreement will not live up to its obligations.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

Currency Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment.

Cybersecurity Risk. The risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the funds, the Investment Adviser, a subadviser to the funds, and other service providers, their systems, networks, or devices could potentially be breached. The funds, their shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The funds cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the funds.

Default Risk. It is possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value. Some federal agency securities are not backed by the full faith and credit of the United States, so in the event of default, a fund would have to look to the agency issuing the bond for ultimate repayment.

Derivatives Risk. The risk that loss may result from investments in options, forwards, futures, swaps and other derivatives instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations.

Depository Receipt Risk. Depository receipts, such as ADRs and GDRs, may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depository receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Depository receipts involve many of the same risks as direct investments in foreign securities. These risks include, but are not limited to. fluctuations in currency exchange rates, which are affected by international balances of payments and other financial conditions; government interventions; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depository receipts that are traded over the counter may also be subject to liquidity risk.

 18

Equity Risk. Equity risk is the risk that securities held will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by a fund participate, and the circumstances and performance of companies whose securities a fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Extension Risk. The risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security’s value.

Foreign Security Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social, and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Geopolitical and Economic Risk. Geopolitical events may cause market disruptions. For example, there is still considerable market uncertainty regarding the longer-term ramifications of Brexit (the United Kingdom’s (“UK”) withdrawal from the European Union), and the range of possible political, regulatory, economic and market outcomes are difficult to predict. The uncertainty surrounding the UK’s economy may continue to be a source of instability and cause considerable disruption in securities markets, including increased volatility and illiquidity, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar. In addition, uncertainties regarding wars in Europe and in the Middle East, have contributed to market volatility.

Growth Investing Risk. The risk that stocks with growth characteristics can experience sharp price declines as a result of earnings disappointments, even small ones. Investments in stocks with growth characteristics, will typically experience greater volatility over time than stocks with value characteristics.

Hedging Risk. When a fund hedges an asset it holds (typically by using a derivative contract or derivative security), any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it will also reduce or eliminate the potential for investment gains.

Information Risk. The risk that key information about a security or market is inaccurate or unavailable.

Interest Rate Risk. The risk of declines in market value of an income bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.

Interest Rate Policy Risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fund investments, which could cause the value of a fund’s investments and share price to decline. Until recently, interest rates were historically low, but the Federal Reserve has recently increased interest rates quickly and significantly in an effort to combat inflation. As interest rates rise, the value of fixed-income investments will generally decrease. A fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a fund that does not invest in derivatives.

Large Cap Risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, a fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

Leverage Risk. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A fund’s gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A fund may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.

Liquidity Risk. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them.

Litigation Risk. The funds may be subject to third-party litigation, which could give rise to legal liability. These matters involving the funds may arise from their activities and investments and could have a materially adverse effect on the funds, including the expense of defending against claims and paying any amounts pursuant to settlements or judgments. There can be no guarantee that these matters will not arise in the normal course of business. If the funds were to be found liable in any suit or proceeding, any associated damages and/or penalties could have a materially adverse effect on the funds’ finances, in addition to being materially damaging to their reputation.

 19

Management Risk. The risk that a strategy used by a fund’s Investment Adviser may fail to produce the intended result. This risk is common to all mutual funds.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.

Mid Cap Risk. Investments in midsize companies may entail greater risks than investments in larger, more established companies. Midsize companies tend to have narrower product lines, fewer financial resources. and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Some midsize companies may not have established financial histories; may have limited product lines, markets, or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.

Mortgage-Backed Securities Risk. The risk that mortgage holders prepay principal during a period of falling interest rates, a fund could be exposed to prepayment risk. In that case, a fund would have to reinvest the proceeds at a lower interest rate. The security itself may not increase in value with the corresponding drop in rates since the prepayment acts to shorten the maturity of the security.

Natural Event Risk. The risk of losses attributable to natural disasters, crop failures and similar events.

Non-Investment Grade Security Risk. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments.

Political Risk. The risk of losses directly attributable to government actions or political events of any sort, including military actions and/or expropriation of assets.

Prepayment Risk. The risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security’s return.

Real Estate Investment Trusts (“REITs”) Risk. REITs pool investors’ funds for investment primarily in real estate properties or real estate-related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include, but are not limited, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the price volatility of REITs), may have less trading volume and liquidity, and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs are subject to the risk of failing to qualify for favorable tax treatment under the Code.

Small Cap Risk. Investments in small capitalization companies may entail greater risks than investments in larger, more established companies. Small companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. The securities of smaller companies also experience greater price volatility than securities of larger capitalization companies. During certain periods, the liquidity of the securities of small cap companies may shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions. This liquidity risk could translate into losses for a fund if it has to sell illiquid securities at a disadvantageous time. The costs of purchasing or selling securities of small capitalization companies are often greater than those of more widely traded securities. Securities of smaller capitalization companies can also be difficult to value.

Speculation Risk. Speculation is the assumption of risk in anticipation of gain but recognizing a higher-than-average possibility of loss. To the extent that a derivative contract or derivative security is used speculatively (i.e., not used as a hedge), a fund is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security’s original cost.

Underlying Funds Risk. The risk that investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which a fund invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.

 20

Valuation Risk. The risk that a fund could not sell a security or other portfolio investment for the market value or fair value established for it at any time. Similarly, the risk that the fair valuation of securities or other portfolio investments may result in greater fluctuation in their value from one day to the next than would be the case if the market values were available.

Value Investing Risk. The risk that “value” stocks are subject to the risk that their perceived intrinsic values may never be realized by the market, and to the risk that, although the stock is believed to be undervalued, it is appropriately priced or overpriced due to unanticipated problems associated with the issuer or industry.

FUND NAMES

Each of the Tax-Free National Fund, Income Funds, Dividend Income Fund, Large Cap Fund, Mid Cap Fund, and Small Cap Fund have names that suggest a focus on a particular industry, group of industries or type of investment. In accordance with the provisions of Rule 35d-1 of the 1940 Act, each of these funds will, under normal circumstances, invest at least 80% of its assets in the particular industry, group of industries, or type of investment of the type suggested by its name (the “80% policy”). For this purpose, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. Bonds that are subject to the federal alternative minimum tax are not considered “tax-free” for purposes of the requirement that the Tax-Free National Fund invest at least 80% of its assets in securities that generate tax-exempt income.

Except as provided below with regard to the Tax-Free National Fund, a fund’s 80% policy is not a “fundamental” one, which means that it may be changed without the vote of a majority of the fund’s outstanding shares as defined in the 1940 Act. Accordingly, the names of these funds may be changed at any time by a vote of the Board of Trustees. As required by Rule 35d-1, shareholders of funds subject to Rule 35d-1 will receive a 60-day written notice of any change to the investment policy describing the type of investment that the name suggests.

With regard to the Tax-Free National Fund, the funds’ 80% policy is, in fact, a “fundamental” one, which means that it may not be changed without the vote of a majority of the fund’s outstanding shares as defined in the 1940 Act.

INVESTMENT LIMITATIONS

The Trust has adopted the following restrictions and policies relating to the investment of assets and the activities of each fund. The policies listed below are fundamental and may not be changed for a fund without the approval of the holders of a majority of the outstanding votes of that fund (which for this purpose and under the 1940 Act means the lesser of (i) sixty-seven percent (67%) of the outstanding votes attributable to shares represented at a meeting at which more than fifty percent (50%) of the outstanding votes attributable to shares are represented or (ii) more than fifty percent (50%) of the outstanding votes attributable to shares). Except as noted below, none of the funds within the Trust may:

1.	with respect to 75% of the fund’s total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (i) such purchase would cause more than 5% of the fund’s total assets taken at market value to be invested in the securities of such issuer or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund;

2.	invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities); provided that each Allocation Fund may invest more than 25% of its assets in any one underlying affiliated fund;

3.	borrow money, except that it may (a) borrow from any lender for temporary purposes in amounts not in excess of 5% of its total assets and (b) borrow from banks in any amount for any purpose, provided that immediately after borrowing from a bank the fund’s aggregate borrowings from any source do not exceed 33 1/3% of the fund’s total assets (including the amount borrowed). If, after borrowing from a bank, a fund’s aggregate borrowings later exceed 33 1/3% of the fund’s total assets, the fund will, within three days after exceeding such limit (not including Sundays or holidays), reduce the amount of its borrowings to meet the limitation. A fund may make additional investments while it has borrowings outstanding. A fund may make other borrowings to the extent permitted by applicable law;

4.	make loans, except through (a) the purchase of debt obligations in accordance with the fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

5.	underwrite securities issued by others, except to the extent that the sale of portfolio securities by the fund may be deemed to be an underwriting;

6.	purchase, hold or deal in real estate, although a fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a fund as a result of the ownership of securities;

7.	invest in commodities or commodity contracts, except that the fund may invest in currency, and financial instruments and contracts that are commodities or commodity contracts; or

8.	issue senior securities to the extent such issuance would violate applicable law.

 21

With regard to fundamental policy 2 above, as it relates to the Allocation Funds, Madison looks through to the assets held by affiliated underlying funds for purposes of the industry concentration limit, and for unaffiliated underlying funds, Madison applies the test the same way based on what Madison knows about the underlying fund.

With regard to fundamental policy 8 above, Section 18(f) of the 1940 Act prohibits an investment company from issuing a “senior security” except under certain circumstances. A “senior security” is any security or obligation that creates a priority over any other class to a distribution of assets or payment of a dividend. Permissible “senior securities” include, among other things, a borrowing from a bank where the fund maintains an asset coverage ratio of at least 300% while the borrowing is outstanding.

In addition to the fundamental policies listed above, the investment objective of each fund is a fundamental policy that cannot be changed without the approval of a majority of the fund’s outstanding voting securities.

The following restrictions are not fundamental policies and may be changed without the approval of the shareholders in the affected fund:

1.	no fund will sell securities short or maintain a short position, except for short sales against the box;

2.	no fund will purchase illiquid securities if more than 15% of the total assets of the fund, taken at market value, would be invested in such securities;

3.	with regard to the fundamental policy on industry concentration as it relates to the Tax-Free National Fund, (i) in addition to U.S. Government securities, obligations which provide income exempt from federal income taxes are also excluded for purposes of the 25% limitation; (ii) the general obligations of governmental units are not considered related to any industry;[1] and (iii) industrial revenue obligations are classified by the industry of the private user;

4.	with regard to the Tax-Free National Fund and the Income Funds, no such fund will invest more than 5% of the value of its total assets (determined as of the date of purchase) in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities and excluding bank deposits), and Madison will not purchase, on behalf of any such fund, any securities when, as a result, more than 10% of the voting securities of the issuer would be held by the fund. For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for payment of the obligations evidenced by the security and whose assets and revenues principally back the security;

5.	with regard to the Tax-Free National Fund, to the extent the fund invests in fixed income securities, only investment grade fixed income securities shall be purchased;

6.	with regard to the High Quality Bond Fund, only investment grade securities shall be purchased; and

7.	with regard to the Core Bond Fund, at least 65% of the fund’s assets must be invested in investment grade securities.

1 However, revenue obligations backed by particular projects are considered related to the industry classifications of the associated projects.

Except for the limitations on borrowing from banks, if the above percentage restrictions, or any restrictions elsewhere in this SAI or in the prospectus covering fund shares, are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

Notwithstanding the foregoing investment limitations, the underlying funds in which the Allocation Funds may invest may have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting an Allocation Fund to engage indirectly in investment strategies that may be prohibited under the investment limitations listed above. The investment restrictions of each underlying fund are set forth in the prospectus and SAI for that underlying fund.

PORTFOLIO TURNOVER

Each fund will trade securities held by it whenever, in the Investment Adviser’s view, changes are appropriate to achieve the stated investment objectives. The Investment Adviser does not anticipate that unusual portfolio turnover will be required and intends to keep such turnover to moderate levels consistent with the objectives of each fund. Although the Investment Adviser makes no assurances, it is expected that the annual portfolio turnover rate for each fund will be generally less than 100%. This would mean that normally less than 100% of the securities held by the fund would be replaced in any one year.

For each of the two fiscal years ended October 31, portfolio turnover for each fund was as follows:

Fund	2024	2023	Fund	2024	2023
Conservative Allocation	51%	53%	Covered Call & Equity Income	144%	102%
Moderate Allocation	51%	67%	Dividend Income	28%	26%
Aggressive Allocation	55%	71%	Large Cap	16%	22%
Diversified Income[1]	8%	118%	Mid Cap	16%	10%
Tax-Free National	13%	16%	Small Cap	39%	39%
High Quality Bond	33%	45%
Core Bond	23%	30%

1 Turnover for 2023 was higher than 2024 due to a change in the fund's principal investment strategies on July 31, 2023.

 22

MANAGEMENT OF THE TRUST

Trustees and Officers

The Trust is governed by the Board of Trustees. The Board has the duties and responsibilities set forth under the applicable laws of the State of Delaware, including but not limited to the management and supervision of the funds.

The Board of Trustees, from time to time, may include individuals who may be deemed to be affiliated persons of Madison. At all times, however, a majority of Board members will not be affiliated with Madison or the funds (collectively referred to herein as the “Independent Trustees”). Effective February 2024, the Board of Trustees revised its retirement policy such that under the current policy, a Board member must retire at the end of the calendar year in which he or she attains the age of seventy-six (76), subject to extension by unanimous vote of the remaining Board members of the Trust (including any interested Trustees).

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing Board members, changing fundamental policies, approving certain management contracts, approving or amending a 12b-1 plan, or as otherwise required by the 1940 Act or the Declaration of Trust.

The address of each Trustee and officer is 550 Science Drive, Madison, Wisconsin 53711.

Independent Trustees

Name and Age	Position(s) Held, First Elected and Term of Office[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Trustee[2]	Other Directorships Held by Trustee
Scott C. Jones 62	Trustee, since 2019; Indefinite term	Managing Director, Carne Global Financial Services (US) LLC (a provider of independent governance and distribution support for the asset management industry), Chicago, IL, 2013 - Present Managing Director, Park Agency, Inc., (a family investment office), Chicago, IL, 2020 - Present	12

XAI Madison Equity Premium Income Fund, 2024 – Present;

XAI Octagon Floating Rate & Alternative Income Term Trust, 2017 - Present;

Manager Directed Portfolios (open-end fund family, 9 portfolios), 2016 - Present and Lead Independent Trustee since 2017;

Guestlogix Inc. (a provider of ancillary-focused technology to the travel industry), 2015 - 2016

Steven P. Riege 70	Trustee, since 2005; Indefinite term	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 – Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 – 2001	30	Ultra Series Fund (“USF”) (14), 2005 – Present; Madison ETFs Trust (“Madison ETFs”) (4), June 2023 – Present
Richard E. Struthers 72	Trustee, since 2004; Indefinite term	Clearwater Capital Management (investment advisory firm), Naples, FL, Chair and Chief Executive Officer, 1998 – Present Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 – 2012	30	USF (14), 2004 – Present; Madison ETFs (4), June 2023 – Present
Anita M. Zagrodnik 64	Trustee, since May 2024; Indefinite term	Chief Compliance Officer, U.S. Bank Global Fund Services (a global fund administrator), Milwaukee, WI 2017 – 2022 (retired); Multiple Series Trust Chief Compliance Officer, 2014 – 2017 Chief Compliance Officer & Senior VP, Ariel Investment Trust, 2003 – 2013	26	USF (14), May 2024 – Present

1 Board terms are indefinite, subject to the Board’s retirement policy.

2 As of the date of this SAI, the “Fund Complex” consists of Madison Funds with 12 portfolios, the Ultra Series Fund with 14 portfolios, and the Madison ETFs Trust with 4 active portfolios for a grand total of 30 separate portfolios in the Fund Complex. Not every Trustee is a member of the Board of Trustees of every fund in the Fund Complex, as noted above. References to the “Fund Complex” in this SAI have the meaning disclosed in this footnote, unless otherwise stated.

23

Interested Trustees and Officers

Name and Age	Position(s) Held, Length of Time Served and Term of Office[2]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Trustee[3]	Other Directorships Held by Trustee
Jill A. Friedow[1] 60	Trustee, since 2023; Indefinite term Vice President, 2023 – Present	Madison Investment Holdings, Inc. (“MIH”), Madison Investment Advisors, LLC (“MIA”), and Madison Asset Management, LLC (“Madison”), Chief Technology Officer & Director of Operations, 2019-Present; Vice President & Director of Operations, 2010 - 2019; Vice President & Operations Manager, 2003-2010; Operations Manager, 1999-2003 USF (14), Vice President, 2023 – Present	30	USF (14), 2023 – Present;
Patrick F. Ryan 45	President, 2020 - Present

MIH, MIA and Madison, Head of Multi-Asset Solutions and Portfolio Manager, 2018 – Present; Co-Head of Multi-Asset Solutions and Portfolio Manager, 2016 – 2017

USF (14), President, March 2020 - Present;
Madison ETFs (4), President, June 2023 – Present

			N/A	N/A
Greg D. Hoppe 55	Vice President, 2020 – Present; Chief Financial Officer, 2019 - Present; Treasurer, 2009 – 2019

MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present

USF (14), Vice President, 2020 – Present; Chief Financial Officer, 2019 – Present; Treasurer, 2009 – 2019; Chief Financial Officer, 2019 – Present; Treasurer, 2012 - 2019; Madison ETFs (4), Chief Financial Officer, Vice President, Treasurer, June 2023 – Present

			N/A	N/A
Steve J. Fredricks 54	Chief Compliance Officer and Assistant Secretary, 2018 – Present

MIH, MIA and Madison, Chief Legal Officer, 2020 - Present and Chief Compliance Officer, 2018 – Present

USF (14), Chief Compliance Officer and Assistant Secretary, 2018 - Present; Madison ETFs (4), Chief Compliance Officer and Assistant Secretary, June 2023 - Present

Jackson National Asset Management, LLC, Senior Vice President and Chief Compliance Officer, 2005 - 2018

			N/A	N/A
Brandon Redwing 45	Assistant Secretary, and Anti-Money Laundering Officer, July 2024 – Present

MIH, MAI, and Madison, Mutual Fund Operations Manager, April 2024 – Present

USF (14), Assistant Secretary and Anti-Money Laundering Officer, July 2024 – Present; Madison ETFs (4), Assistant Secretary and Anti-Money Laundering Officer, July 2024 – Present

SS&C Technologies, Client Relationship Manager 2020 – March 2024

			N/A	N/A
Kyle Schalow 29	Assistant Treasurer, July 2024 – Present

MIH, MAI, and Madison, Senior Accountant, May 2022 – Present

MF (15), Assistant Treasurer, July 2024 – Present; Madison ETFs (4), Assistant Treasurer, July 2024 – Present

Baker Tilly US LLP, Senior Accountant, 2018 – 2022

			N/A	N/A
Terri A. Wilhelm 56	Secretary, July 2024 - Present

MIH, MIA and Madison, Senior Compliance Analyst, September 2022 – Present

USF (14), Secretary, July 2024 – Present; Assistant Secretary, 2022 – June 2024; Madison ETFs (4), Secretary, July 2024 – Present

Assistant Secretary, 2022 – June 2024, State of Wisconsin Investment Board, Senior Paralegal, 2017 – 2022

			N/A	N/A

1 “Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with Madison.

2 Board terms are subject to the Board’s retirement policy. In addition, officers are elected by the Board of Trustees annually.

3 As of the date of this SAI, the “Fund Complex” consists of Madison Funds with 12 portfolios, the Ultra Series Fund with 14 portfolios, and the Madison ETFs Trust with 4 active portfolios for a grand total of 30 separate portfolios in the Fund Complex. References to the “Fund Complex” in this SAI have the meaning disclosed in this footnote, unless otherwise stated.

24

Trustee Compensation

During the fiscal year ended October 31, 2024, the Trustees were compensated as follows:

Trustee Name	Aggregate Compensation from Trust[1]	Total Compensation Fund Complex[2]
Scott C. Jones	$62,000	$74,000
Steven P. Riege	$66,900	$128,000
Richard E. Struthers	$62,000	$120,000
Anita Zagrodnik	$31,000	$44,000
Jill Friedow[3]	None	None

1 As of October 31, 2024, the Trust consisted of 15 separate portfolios.

2 As of October 31, 2024, the “Fund Complex” consisted of 31 separate portfolios, including Madison Covered Call and Equity Strategy Fund (“MCN”). Amounts include trustee compensation for MCN, which, as of the 4th quarter of 2024, is no longer part of the “Fund Complex”. Not every Trustee is a member of the Board of Trustees of every fund in the Fund Complex, as noted above.

3 Non-compensated interested Trustee.

The Fund Complex does not have any sort of pension or retirement plans for the benefit of Trustees. However, as an employee of Madison, Ms. Friedow participates in a profit sharing plan sponsored by Madison for the benefit of its employees. No part of such plan is secured or funded by the Fund Complex. There have been no arrangements or understandings between any Trustee or officer and any other person(s) pursuant to which (s)he was selected as a Trustee or officer.

Board Qualifications

The members of the Board of Trustees each have experience that led fund management to the conclusion that each should serve as a member of the Board, both at the time of the person’s appointment and continuing as of the date of this SAI. Ms. Friedow, the sole member of the Board who is considered an “interested person” under the 1940 Act, has significant management and leadership experience in the asset management industry and currently serves as Chief Technology Officer and Head of Operations for Madison and its affiliated companies. Regarding the Independent Trustees, all four have substantial experience operating and overseeing a business, whether it be the management consulting business (for Mr. Riege), and the investment management business (for Ms. Zagrodnik and Messrs. Struthers and Jones). As a result of this experience, each has unique perspectives regarding the operation and management of the funds and the Board of Trustees’ oversight function. They use this collective experience to oversee the funds for the benefit of fund shareholders. Moreover, with the exception of Ms. Zagrodnik, each of the Independent Trustees has served as a trustee of one or more mutual funds for many years. They bring substantial and material experience and expertise to their roles as Trustees of the funds.

Board Committees

The Board of Trustees has established two standing committees to help manage the funds, an Audit Committee and a Nominating and Governance Committee. Each such Committee is currently comprised of Ms. Zagrodnik and Messrs. Jones, Riege and Struthers, constituting all of the Trust’s Independent Trustees. The Chair of the Nominating and Governance Committee is Mr. Riege, and the Chair of the Audit Committee is Mr. Struthers.

Audit Committee. The Audit Committee is responsible for reviewing the results of each audit of the funds by the funds’ independent registered public accounting firm and for recommending the selection of independent auditors for the coming year. The Audit Committee meets at least quarterly and more often as necessary. The Committee met four times during the funds’ last fiscal year.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for nominating trustees and officers to fill vacancies, for evaluating their qualifications. The Nominating and Governance Committee is also responsible for periodically reviewing the effectiveness of the Board of Trustees and its committees. Like the Audit Committee, the Nominating and Governance Committee meets at least quarterly and more often as necessary. The Nominating and Governance Committee met four times during the funds’ last fiscal year. The Nominating and Governance Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Secretary of the Trust at the following address: 550 Science Drive, Madison, Wisconsin 53711.

Leadership Structure of the Board

The Board of Trustees is relatively small (with five members, as noted in the tables above) and operates in a collegial atmosphere. Although no member is formally charged with acting as Chair, Mr. Ryan, the President of the Trust, generally acts as the Chairperson during meetings. All Board members are expected to provide their input into establishing the Board’s meeting agenda. Likewise, each Board of Trustees meeting contains a standing agenda item for any Board member to raise new or additional items he or she believes is important in connection with fund governance. The Board of Trustees has charged Mr. Riege with acting as the Lead Independent Trustee for purposes of communicating with Madison, the Trust’s Chief Compliance Officer, counsel to the Independent Trustees and Trust counsel on matters relating to the Board as a whole. The Independent Trustees often meet in executive session without representatives of Madison present (including meetings with counsel, the Chief Compliance Officer and the independent registered public accountant).

25

As adviser to each series of the Trust, Madison is responsible for the overall risk management for the funds, including supervising their affiliated and third-party service providers and identifying and mitigating possible events that could impact the funds’ business, operations or performance. Risks to the funds include investment, legal, compliance and regulatory risks, as well as the risk of operational failure or lack of business continuity. The Board of Trustees oversees risk management of the funds’ investment programs through the Audit Committee and through oversight by the Board itself. The Trust’s Chief Compliance Officer, who reports to the Independent Trustees, provides the Board of Trustees with quarterly updates and a comprehensive annual report regarding the processes and controls in place to address regulatory, compliance, legal and operational risk. The Board of Trustees exercises its oversight in conjunction with Madison, the Chief Compliance Officer, fund counsel and counsel to the Independent Trustees by requesting reports and presentations at regular intervals throughout the year. Additionally, the Audit Committee receives periodic reports from the funds’ independent accountants. The Board’s committee structure requires an Independent Trustee to serve as Chair of the Nominating and Governance and the Audit Committees.

Given the small size of the Board of Trustees, its committee structure led by Independent Trustees, the openness of Board meetings to active input by all Board members, its utilization of executive sessions, the role of the Lead Independent Trustee and its quarterly focus on compliance and risk management, the Board of Trustees has determined that its current leadership structure is adequate for the protection of fund investors.

Trustees’ Holdings

Trustees’ holdings in the Fund Complex as of December 31, 2024, was as follows:

Name of Trustee	Fund	Dollar Range of Equity Securities in the Trust[1,2]	Aggregate Dollar Range of Equity Securities in Fund Complex[2]
Scott C. Jones	None	None	None
Steven P. Riege	Aggressive Allocation Mid Cap Small Cap	$1 - $10,000 $1 - $10,000 $10,001 - $50,000	$10,001 - $50,000
Richard E. Struthers	Mid Cap	$50,001 - $100,000	$50,001 - $100,000
Anita Zagrodnik	Mid Cap	$50,001 - $100,000	$50,001 - $100,000
Jill Friedow	Core Bond Covered Call & Equity Income Investors	Over $100,000 Over $100,000 Over $100,000	Over $100,000

1 Dollar ranges are as follows: none; $1–$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

2 As of the date of this SAI, the Trust consists of 12 separate portfolios, and the “Fund Complex” consists of 30 separate portfolios, as described in more detail above. Not every Trustee is a member of the Board of Trustees of every fund in the Fund Complex, as noted above.

Furthermore, as of December 31, 2024, neither the Independent Trustees, nor members of their immediate families, owned securities beneficially, or of record, in the Adviser, MFD Distributor, LLC (the “Distributor”), or any of their affiliates. During the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families, had a direct or indirect interest, the value of which exceeds $120,000 in (i) the Adviser, the Distributor or any of their affiliates; (ii) any transaction or relationship in which such entity, the Funds, the Trust, any officer of the Trust, the Adviser, the Distributor, or any of their affiliates was a party; or (iii) any other relationship related to payments for property or services to the Funds, the Trust, any officer of the Trust, the Adviser, the Distributor, or any of their affiliates.

SALES LOAD WAIVERS FOR CERTAIN AFFILIATED PERSONS OF THE TRUST

Class A shares may be offered without front-end sales charges to individuals (and their “immediate family,” as described in the prospectus) who, within the past twelve months, were (i) trustees, directors, officers, or employees of TruStage Financial Group, Inc.; (ii) trustees, directors, officers or employees of MIH and/or its subsidiaries or affiliated companies; (iii) members of the Board of Trustees of the Trust or of the board of trustees of the Ultra Series Fund; and (iv) any trust, pension, profit sharing or other benefit plan which beneficially owns shares for these persons. Board members of the Trust and the Ultra Series Fund are offered Class A shares without front-end sales charges as an incentive for them to invest in the funds for which they serve as Trustees.

26

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST’S SECURITIES

Based upon their investments, the Allocation Funds of the Madison Funds and the Ultra Series Fund, an affiliated investment company which is managed by the same investment adviser as the Trust, may own in aggregate more than 25% of certain fund’s Class R6 shares, as indicated in the charts below, and may be deemed to control such share class of such funds. Madison is a Wisconsin limited liability company and the investment adviser to the Trust. Until their ownership is diluted by the sale of shares to other shareholders or the redemption of their investments, these shareholders may each be able to significantly influence the outcome of any shareholder vote of such funds and or such share classes of such funds.

The following tables set forth 5% or more beneficial ownership (unless otherwise stated) of shares of each class of each fund, if applicable, as of January 31, 2025.

Class A shares

Shareholder	Cons Alloc	Mod Alloc	Agg Alloc	Core Bond	Diversified Income	Cov Call & Eq Inc	Dividend Income	Large Cap	Mid Cap	Small Cap
LPL Financial, San Diego, CA*	40.93%	24.52%	15.09%	32.80%	33.12%	45.28%	25.84%	27.91%	23.04%	28.26%
Pershing LLC, Jersey City, NJ*					5.73%	14.95%	5.69%
First Community Credit Union, Retirement Health Funding Program, Chesterfield, MO				8.22%
First South Financial Credit Union, 457(B) Plan, Bartlett, TN										8.56%
Charles Schwab & Co – Special Custodial Account for Benefit of Customers, San Francisco, CA*									6.45%

* Represents ownership of record rather than beneficial ownership.

Class Y shares

Shareholder	Tax-Free Nat’l	Core Bond	High Quality Bond	Dividend Income	Cov Call & Eq Inc	Large Cap	Mid Cap	Small Cap
Charles Schwab & Co – Special Custodial Account for Benefit of Customers, San Francisco, CA*		24.73%	12.41%	43.33%	51.51%	21.91%	29.31%	27.72%
National Financial Services LLC Exclusive Benefit of our Customers, New York, NY*			5.40%	18.74%	23.66%	5.14%	27.16%	9.69%
Morgan Stanley Smith Barney, Jersey City, NJ*			5.94%
UBS WM USA, Weekawken, NJ							17.02%
Pershing LLC, Jersey City, NJ*					11.01%		10.74%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Accounts, Minneapolis, MN*								23.58%
John H Rys Sr & Virginia M Rys JTWROS POA John H Rys Jr, Kansas City, MO	12.33%
Matrix Trust Company Cust. FBO Kinetic Credit Union 457(B) Plan, Denver, CO		5.64%
Daniel David Jones, Towson, MD		5.48%

*Represents ownership of record rather than beneficial ownership.

27

Class I shares

Shareholder	High Quality	Core Bond	Dividend Income	Cov Call & Eq Inc	Large Cap	Mid Cap	Small Cap
Charles Schwab & Co – Special Custodial Account for Benefit of Customers, San Francisco, CA*	45.74%	5.88%	64.27%	35.44%	10.71%	9.04%
Morgan Stanley Smith Barney, Jersey City, NJ*					19.17%	19.85%
RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Minneapolis, MN*	9.74%				14.37%	13.69%
Wells Fargo Clearing Services LLC, Special Custody Acct for the Exclusive Benefit of Customers, St. Louis, MO*					23.36%	9.46%	33.91%
Pershing LLC, Jersey City, NJ*				10.44%		9.05%
LPL Financial Omnibus Customer Account, San Diego, CA*		87.74%	18.68%	13.12%	18.15%	9.95%	41.60%
American Enterprise Investment SVC, Minneapolis, MN						9.26%
National Financial Services Exclusive Benefit of our Customers, New York, NY			12.16%	35.57%		12.72%	5.31%
SEI Private Trust Company, Oaks, PA	34.67%
UBS WM USA, Weehawken, NJ					5.99%
Raymond James							8.3%

*Represents ownership of record rather than beneficial ownership.

Class R6 shares

Shareholder	Core Bond	Dividend Income	Cov Call & Eq Inc	Large Cap	Mid Cap	Small Cap
Madison Conservative Allocation Fund, Madison, WI	16.23%
Madison Moderate Allocation Fund, Madison, WI	22.63%			17.29%
Madison Aggressive Allocation Fund, Madison, WI	7.21%			13.23%
Ultra Series Conservative Allocation Fund, Madison, WI	19.10%			7.56%
Ultra Series Moderate Allocation Fund, Madison, WI	26.63%			27.01%
Ultra Series Aggressive Allocation Fund, Madison, WI	5.49%			11.67%
Saxon & Co., FBO 40400904099990, Cleveland, OH					7.95%
Wells Fargo Bank NA FBO Omnibus Cash Account for Benefit of Customers, Minneapolis, MN*					11.96%
Matrix Trust Co. Area Educational Credit Union, Denver, CO			18.84%
Matrix Trust Co. FBO Madison Investment 409(k) Plan, Phoenix, AZ		99.98%	50.05%	5.77%		100%
Edward D. Jones & Co.					9.03%
SEI Private Trust Company, Oaks, PA					26.92%
National Financial Services LLC					5.35%
JP Morgan Securities LLC Omnibus					10.55%

*Represents ownership of record rather than beneficial ownership.

As of January 31, 2025 the Trust’s trustees and officers, as a group, owned less than one percent of the outstanding voting securities of each fund.

PORTFOLIO MANAGEMENT

The investment adviser to the Trust, Madison Asset Management, LLC (“Madison” or “Investment Adviser”), is a registered investment adviser located at 550 Science Drive, Madison, WI 53711. Madison is owned by Madison Investment Holdings, Inc. (“MIH”), 550 Science Drive, Madison, WI 53711. MIH was founded in 1974 and currently operates primarily as a holding company. In addition to Madison, the other firm under the MIH umbrella is Madison Investment Advisors, LLC (“MIA”), which is a registered investment adviser providing portfolio management services to wrap accounts, separately managed accounts, and other institutions, located in Madison, WI. Madison shares investment personnel with MIA.

Investment Advisory Agreement. Madison has entered into an Investment Advisory Agreement with the Trust that requires Madison to provide continuous professional investment management of the investments of the Trust, including establishing an investment program complying with the investment objectives, policies, and restrictions of each fund. As compensation for its services under the Investment Advisory Agreement, each fund pays Madison on a monthly basis, a management fee computed at an annualized percentage rate of the average daily value of the net assets of each fund.

28

During each of the three fiscal years ended October 31, the Trust paid the following investment advisory fees to Madison:

Fund	Management Fee[1]	2024	2023	2022
Conservative Allocation	0.20%	$89,059	$97,497	$119,655
Moderate Allocation	0.20%	191,611	199,084	236,874
Aggressive Allocation	0.20%	110,318	107,507	121,354
Diversified Income	0.20%[3]	283,023	847,363	1,144,444
Tax-Free National	0.40%	71,080	71,414	76,041
High Quality Bond	0.30%[2]	180,522	219,199	279,160
Core Bond	0.39%	740,044	749,077	712,367
Covered Call & Equity Income	0.85%	2,158,124	1,709,571	895,715
Dividend Income	0.70%	1,183,103	1,814,581	2,141,670
Large Cap	0.70%	2,825,823	2,330,567	2,477,112
Mid Cap	0.75%[4]	9,855,137	5,561,690	5,072,519
Small Cap	0.89%	1,604,722	1,592,625	2,001,394
[1]	Except for the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Tax-Free National Fund, High Quality Bond Fund and Covered Call & Equity Income Fund, each fund’s investment advisory fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion.

2 For the period August 7, 2020 to February 27, 2021, Madison voluntarily waived 0.10% of its 0.30% annual management fee, and on February 28, 2021, Madison contractually agreed to the 0.10% waiver until at least February 27, 2022. Fees waived in fiscal year ended October 31, 2022 were $34,413. Madison does not have the right to recoup any waived fees. The fee waiver was discontinued effective February 28, 2022.

[3]	Effective July 31, 2023, the management fee was reduced from 0.65% to 0.20%.

4 Due to investment advisory fee breakpoints, for the fiscal year ended October 31, 2024, the effective management fee was 0.71%, for the fiscal years ended October 31, 2023 and October 31, 2022, the effective management fee was 0.74%.

The Investment Advisory Agreement was last approved by the Board of Trustees in September 2023, and by the shareholders of each fund in November 2023 (for all but the Covered Call & Equity Income Fund) and January 2024 (for the Covered Call & Equity Income Fund). The Investment Advisory Agreement has an effective date of December 1, 2023 (for all but the Covered Call & Equity Income Fund) and January 29, 2024 (for the Covered Call & Equity Income Fund), and an initial term of two years. After the initial term, the agreement may continue in effect for additional periods of one year, so long as such continuation is approved at least annually by the Board of Trustees, including a majority of the Independent Trustees.

In connection with the Board’s most recent approval of the Investment Advisory Agreement, the Board also approved an Operating Expense Limitation Agreement dated as of December 1, 2023, by and between the Trust, on behalf of each fund, and Madison, pursuant to which Madison contractually agreed to waive its management fees and/or reimburse expenses of each fund to the extent necessary to limit each class of each fund’s total operating expenses to the levels specified in the then-currently effective prospectus for the Funds (exclusive of certain fees and expenses), for a period of no less than two years. The specific expense limits for each fund and share class, as well as the date upon which the agreement will terminate for each fund, is set forth below.

29

Fund	Share Class	Operating Expense Limitation as a Percentage of Average Daily Net Assets[1]	Date upon which Agreement will Termination
Conservative Allocation	Class A	0.70%	11/30/2025
Moderate Allocation	Class A	0.70%	11/30/2025
Aggressive Allocation	Class A	0.70%	11/30/2025
Diversified Income	Class A	0.66%	11/30/2025
Tax-Free National	Class Y	0.76%	11/30/2025
High Quality Bond	Class Y	0.50%	11/30/2025
	Class I	0.41%
Core Bond	Class A	0.85%	11/30/2025
	Class Y	0.60%
	Class I	0.50%
	Class R6	0.42%
Covered Call & Equity Income	Class A	1.26%	1/28/2026
	Class Y	1.01%
	Class I	0.96%
	Class R6	0.88%
Dividend Income	Class A	1.16%	11/30/2025
	Class Y	0.91%
	Class I	0.81%
	Class R6	0.73%
Large Cap	Class A	1.16%	11/30/2025
	Class Y	0.91%
	Class I	0.81%
	Class R6	0.73%
Mid Cap	Class A	1.36%	11/30/2025
	Class Y	0.91%
	Class I	0.81%
	Class R6	0.73%
Small Cap	Class A	1.35%	11/30/2025
	Class Y	1.10%
	Class I	1.00%
	Class R6	0.92%

1 For purposes of the Operating Expense Limitation Agreement, the term “operating expenses” is defined to include all expenses necessary or appropriate for the operation of the Funds and each of their share classes, including the Adviser’s investment management fee described in the Investment Advisory Agreement and the service fee described in the Administrative Services Agreement (described below), but does not include any front-end or contingent deferred loads, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by a Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, dividends or interest on short positions, acquired fund fees and expenses, extraordinary expenses such as litigation, or other expenses that are “excluded expenses” under the Administrative Services Agreement (described below). “Excluded expenses” include Rule 12b-1 distribution and service fees and Independent Trustee compensation, as described in more detail below, under the heading “Administrative Services Agreement.”

Administrative Services Agreement. In addition to the management fee, the Investment Adviser is entitled to receive an administrative services fee from each fund pursuant to the terms of a separate Administrative Services Agreement. Under this agreement, Madison provides or arranges for each fund to have all of the necessary operational and support services it needs for a fee. Such services include:

•	Handling bookkeeping and portfolio accounting for the Trust.
•	Handling telephone inquiries, cash withdrawals and other customer service functions (including monitoring wire transfers).
•	Providing appropriate supplies, equipment and ancillary services necessary to conduct the Trust’s affairs.
•	Arranging for and paying the custodian, fund transfer agent, fund accountant and fund administrator.
•	Arranging for and paying the Trust’s independent registered public accountants, legal counsel and outside counsel to the Independent Trustees.
•	Registering the Trust and its shares with the SEC and notifying any applicable state securities commissions of the sale of such shares in their jurisdiction.

30

•	Printing and distributing prospectus and periodic financial reports to current shareholders.
•	Paying for trade association memberships.
•	Preparing shareholder reports, proxy materials and holding shareholder meetings.
•	Arranging for the payment of the Independent Trustees’ meeting fees (which are direct fund expenses) and out-of-pocket expenses.

Madison provides all these services for an annual fee calculated as a percentage of each fund’s average daily net assets. This fee is reviewed and approved at least annually by the Board of Trustees and is compared with the fees paid by other mutual funds of similar size and investment objective to determine if it is reasonable. The Board of Trustees considers the reasonableness of administrative services fees when it considers the compensation paid to the Investment Adviser under the Investment Advisory Agreement. As compensation for its services under the Administrative Services Agreement, each fund pays Madison on a monthly basis, an administrative services fee computed at an annualized percentage rate of the average daily value of the net assets of each fund.

During each of the last three fiscal years ended October 31, the Trust paid the following administrative service fees to Madison:

Fund	Administrative Services Fee[3]	2024	2023	2022
Conservative Allocation	0.25%	$111,323	$121,871	$149,569
Moderate Allocation	0.25%	239,514	248,855	296,093
Aggressive Allocation	0.25%	137,898	134,382	151,693
Diversified Income	0.20%	283,023	312,232	352,137
Tax-Free National	0.35%	62,195	62,487	66,536
High Quality Bond	0.19%[2]	101,743	125,168	173,431
Core Bond	0.20%[1,2]	148,652	153,170	179,576
Covered Call & Equity Income	0.15%[1,2]	295,455	239,471	152,836
Dividend Income	0.20%[1,2]	294,386	440,973	524,049
Large Cap	0.20%[1,2]	579,052	475,889	501,845
Mid Cap	0.40%[1,2,4]	1,886,949	1,140,524	1,080,135
Small Cap	0.20%[1,2]	346,527	344,367	431,868

1 The annual administrative services fee for the fund’s Class R6 share is 0.02%.

2 The annual administrative services fee for the fund’s Class I shares is 0.10%.

3 The same fee rate applies to all share classes of each fund, except as otherwise noted.

4 The annual administrative services fee for the fund’s Class Y share is 0.02%.

The Trust remains responsible for (i) transaction-related expenses including, but not limited to, brokerage commissions paid in connection with fund transactions, interest or fees in connection with fund indebtedness or taxes paid in connection with portfolio securities held, (ii) Rule 12b-1 distribution and service fees disclosed in the prospectus of the Trust, (iii) acquired fund fees, if any, and (iv) any extraordinary or non-recurring expenses it incurs and (iv) the Independent Trustee compensation, including Lead Independent Trustee compensation.

Subadvisers

Madison may manage the assets of all of the funds using a “manager of managers” approach under which Madison may manage some or all of the funds’ assets and may allocate some or all of the funds’ assets among one or more specialist subadvisers. Madison selects subadvisers based on a continuing quantitative and qualitative evaluation of their abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself will not be a significant factor in selecting or terminating subadvisers, and Madison does not expect frequent changes in subadvisers. Madison compensates subadvisers out of its own assets.

Madison monitors the performance of each subadviser to the extent it deems appropriate to achieve a fund’s investment objective, reallocates fund assets among its own portfolio management team and individual subadvisers or recommends to the Board of Trustees that a fund employ or terminate particular subadvisers. The Trust and Madison received an exemptive order from the SEC that permits the Board to appoint or change unaffiliated subadvisers without shareholder approval. If there is a new appointment or change in unaffiliated subadviser, you will receive an “information statement” within 90 days after the date of the change. The statement will provide you with relevant information about the reason for the change and information about any new subadviser.

With regard to the funds discussed in this SAI, Madison does not currently use a subadviser.

31

PORTFOLIO MANAGERS

Compensation. Madison believes portfolio managers should receive compensation for the performance of the funds they manage, their individual effort, and the overall profitability of the firm. As members of the investment teams, portfolio managers receive a base salary, are included in the investment team’s incentive compensation plan (“ICP”), and have the potential for equity ownership in the firm. The amount of firm equity any portfolio manager may acquire is at the discretion of the Board of Directors of MIH which considers a variety of factors including, for example, seniority, responsibility, and longevity.

With regard to ICP, portfolio managers receive up to 25% of the annual revenue of their respective investment strategy. Eighty percent (80%) of the ICP pool is paid to the investment team that manages each respective investment strategy and 20% is subjective, based largely on performance against benchmark, with consideration given to team dynamics within each respective investment strategy.

The intention of the 25% revenue model is to focus our portfolio managers on delivering consistent performance which in turn drives long-term assets under management and revenue growth for the firm. Madison believes that taking a long-term approach better aligns the interests of shareholders of the funds, our clients, the investment teams, and our firm.

There is no difference in the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account). Instead, compensation is based on the entire employment relationship, not on the performance of any single account or type of account.

Other Accounts Managed (as of December 31, 2024):

Patrick Ryan – Allocation Funds

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	8	$808,597,600	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1,126	$762,171,472	0	$0

Stuart Dybdahl – Allocation Funds

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	8	$808,597,600	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1,126	$762,171,472	0	$0

Michael Peters – Tax-Free National Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	10,812	$10,907,195,756	0	$0

Jeffrey Matthias – Tax-Free National Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	10,812	$10,907,195,756	0	$0

32

Chris Nisbet – Income Funds

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	2	$253,610,328	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	10,812	$10,907,195,756	0	$0

Allen Olson – Core Bond Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	5	$404,426,661	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	10,812	$10,907,195,756	0	$0

Mike Sanders – Income Funds

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	5	$461,092,910	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	10,812	$10,907,195,756	0	$0

John Brown – Dividend Income Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	3	$368,746,545	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3,193	$10,940,052,519	0	$0

Drew Justman – Covered Call & Equity Income and Dividend Income Funds

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	5	$650,823,521	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3,193	$10,940,052,519	0	$0

Ray DiBernardo – Covered Call & Equity Income Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	2	$282,076,976	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3,193	$10,940,052,519	0	$0

Joe Maginot – Large Cap Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	2	$620,133,617	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3,193	$10,940,052,519	0	$0

33

Richard Eisinger – Large Cap and Mid Cap Funds

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	5	$2,911,768,951	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3,193	$10,940,052,519	0	$0

Haruki Toyama - Large Cap and Mid Cap Funds

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	5	$2,911,768,951	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3,193	$10,940,052,519	0	$0

Andy Romanowich – Mid Cap Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	2	$2,100,036,395	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3,193	$10,940,052,519	0	$0

Aaron Garcia – Small Cap Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$191,598,940	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3,193	$10,940,052,519	0	$0

Faraz Farzam – Small Cap Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$191,598,940	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3,193	$10,940,052,519	0	$0

Material Conflicts of Interest: Potential conflicts of interest may arise because Madison engages in portfolio management activities for clients other than the funds. For example, portfolio managers at Madison and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of wealthy individuals as well as institutions such as pension funds, colleges and universities, insurance companies and foundations), subadvised accounts that we manage for other investment advisers and model accounts for which we only provide recommendations to our clients and do not have discretion to actually trade the accounts.

Our portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. Likewise, we may purchase securities for one portfolio and sell the same security from another. To address the potential conflicts that occur as a result, Madison adopted a variety of portfolio security aggregation, brokerage and trade allocation policies which are designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients. Likewise, Madison follows the funds’ cross-trade (Rule 17a-7) policies and procedures when transacting from one account to another. In this manner, we seek to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

In connection with the management of the Allocation Funds, Trustees and officers of the Allocation Funds and the underlying affiliated mutual funds in which they invest (the “Underlying Madison Funds”) and certain directors and officers of Madison and its affiliates also serve in similar positions with most of the Underlying Madison Funds. Therefore, if the interests of the Allocation Funds and the Underlying Madison Funds were ever to diverge, it is possible that a conflict of interest could arise and affect how fund Trustees and officers fulfill their fiduciary duties to these funds. Trustees of the Allocation Funds believe they have structured these funds to avoid these concerns. However, a situation could conceivably occur where proper action for the Allocation Funds could be adverse to the interests of an Underlying Madison Fund, or the reverse could occur. If such a possibility arises, Trustees and officers of the affected funds and the directors and officers of Madison will carefully analyze the situation and take all steps they believe are reasonable to minimize and, where possible, eliminate the potential conflict.

34

Fund Ownership: As of December 31, 2024, the portfolio managers’ ownership in fund shares was as follows:

Portfolio Manager	Fund	Range[1]
Patrick Ryan	Moderate Allocation	$100,001 - $500,000
Stuart Dybdahl	Conservative Allocation	$100,001 - $500,000
Michael Peters	None	None
Jeffrey Matthias	Tax-Free National Dividend Income Mid Cap	$10,001 - $50,000 $100,001 - $500,000 $100,001 - $500,000
Chris Nisbet	Core Bond Diversified Income Mid Cap Small Cap	$100,001 - $500,000 $50,001 - $100,000 $100,001 - $500,000 $50,001 - $100,000
Mike Sanders	Core Bond Dividend Income Mid Cap	$100,001 - $500,000 $50,001 - $100,000 $50,001 - $100,000
Drew Justman	Covered Call & Equity Income Dividend Income	$100,001 - $500,000 $100,001 - $500,000
John Brown	Covered Call & Equity Income Dividend Income Large Cap Mid Cap	$100,001 - $500,000 Over $1 million $100,001 - $500,000 $100,001 - $500,000
Ray DiBernardo	Covered Call & Equity Income	$100,001 - $500,000
Allen Olson	None	None
Richard Eisinger	Large Cap Mid Cap	$500,001 - $1 million Over $1 million
Haruki Toyama	Large Cap Mid Cap	$100,001 - $500,000 Over - $1 million
Andy Romanowich	Mid Cap	$500,001 - $1 million
Joe Maginot	Large Cap Mid Cap	$100,001 - $500,000 $50,001 - $100,000
Aaron Garcia	Mid Cap Small Cap	$100,001 - $500,000 Over $ 1 million
Faraz Farzam	Small Cap	Over $1 million

 1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1 million; and Over $1 million.

TRANSFER AGENT

SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”), 2000 Crown Colony Drive, Quincy, Massachusetts 02169, is the funds’ transfer agent. As transfer agent, SS&C GIDS maintains the funds’ shareholder records and reports. Shareholders can reach a fund representative at 1-800-877-6089. Shareholder inquiries and transaction requests should be sent to:

Regular Mail: Madison Funds P.O. Box 219083 Kansas City, MO 64121-9083	Express, Certified or Registered Mail: Madison Funds 801 Pennsylvania Ave, Ste 219083 Kansas City, MO 64105-1307

CUSTODIAN

State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, MA 02114-2016, is the custodian for the securities and cash of the funds. In its capacity as custodian, State Street holds all securities and cash owned by the funds and receives all payments of income, payments of principal or capital distributions with respect to securities owned by the funds. Also, the custodian receives payment for the shares issued by the funds. The custodian releases and delivers securities and cash upon proper instructions from the funds. Pursuant to, and in furtherance of, a custody agreement with State Street, the funds use automated instructions and a cash data entry system to transfer monies to and from the funds’ account at the custodian. State Street Bank also serves as sub-administrator to the funds.

35

LENDING PORTFOLIO SECURITIES

State Street serves as securities lending agent for the funds and in that role administers each fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Trust and State Street (the “Securities Lending Agreement”).

As securities lending agent, State Street is responsible for the implementation and administration of each fund’s securities lending program. State Street’s responsibilities include: (1) lending available securities to approved borrowers; (2) determining whether a loan shall be made and negotiating the terms and conditions of the loan with the borrower, provided that such terms and conditions are consistent with the terms and conditions of the Securities Lending Agreement; (3) receiving and holding, on the fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (4) marking loaned securities and collateral to their market value each business day; (5) obtaining additional collateral, as needed, to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement; (6) returning the collateral to the borrower, at the termination of the loan, upon the return of the loaned securities; (7) investing cash collateral in permitted investments; and (8) establishing and maintaining records related to the funds securities lending activities.

State Street is compensated for the above-described services from its securities lending revenue split, as provided in the Securities Lending Agreement. The table below shows the income each fund earned and the fees and compensation it paid to State Street as securities lending agent in connection with its securities lending activities during the fiscal year ended October 31, 2024.

FUND	Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from a Revenue Split	Fees Paid for Cash Collateral Management Services	Rebate (paid to borrower)	Aggregate Fees/Compensation Paid by the Fund for Securities Lending Activity	Net Income from Securities Lending Activities[1]
Conservative Allocation	$89,252	$2,453	$560	$80,515	$83,528	$5,724
Moderate Allocation	$265,170	$6,633	$1,661	$241,402	$249,695	$15,475
Aggressive Allocation	$164,067	$4,761	$1,031	$147,165	$152,957	$11,110
Diversified Income	$201,279	$27,428	$1,009	$108,841	$137,278	$64,001
Tax-Free National	$0	$0	$0	$0	$0	$0
Core Bond	$71,289	$1,446	$446	$66,023	$67,914	$3,374
High Quality Bond	$142,417	$3,848	$891	$128,696	$133,437	$8,980
Dividend Income	$14,148	$3,622	$14	$2,060	$5,696	$8,452
Covered Call & Equity Income	$7,977	$238	$47	$7,138	$7,422	$555
Large Cap	$48,098	$1,364	$286	$43,264	$44,914	$3,183
Mid Cap	$406,001	$10,952	$2,553	$366,941	$380,446	$25,555
Small Cap	$36,365	$716	$225	$33,753	$34,694	$1,671

1 Net income from securities lending activities may not match the funds' current financial statements, which may reflect certain accrual adjustments.

The funds do not pay separate indemnification fees, administration fees, or other fees not reflected above.

DISTRIBUTION

Principal Distributor and Distribution of Fund Shares

MFD Distributor, LLC (the “Distributor”), 550 Science Drive, Madison, WI 53711, acts as the Trust’s principal distributor pursuant to a Distribution Agreement between the Trust, on behalf of each fund, and the Distributor. The Distribution Agreement was last approved by the Board of Trustees in August 2024. The Distributor is a wholly owned subsidiary of MIH. Shares of the funds are offered continuously by the Distributor on behalf of the funds and are purchased and redeemed at NAV, plus the applicable sales charge (if any) on purchases and less the applicable contingent deferred sales charge (if any) on redemptions. The Distribution Agreement provides that the Distributor will use its best efforts to render services to the funds, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, it will not be liable to the funds or any shareholder for any error of judgment or mistake of law or any act or omission or for any losses sustained by the funds or the funds’ shareholders.

The aggregate dollar amount of underwriting commission (i.e., front-end sales loads) paid to the Distributor for the fiscal years ended October 31, 2024, 2023, and 2022 was $621,851, $502,060, and $409,458, respectively. Of these amounts, the Distributor retained $74,535, $63,619, and $50,318, respectively. The aggregate dollar amount of compensation on redemptions (i.e., contingent deferred sales charges) paid to the Distributor for the fiscal years ended October 31, 2024, 2023, and 2022, was $3,104 $1,961, and $4,203, respectively. Of these amounts, the Distributor retained $3,104 $1,961, and $4,203, respectively.

36

The table below shows the commissions and other compensation received by each principal underwriter who is an affiliated person of the Trust or an affiliated person of that affiliated person, directly or indirectly, from the Trust during the fiscal year ended October 31, 2024:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions[1]	Compensation on Redemptions and Repurchases[2]	Brokerage Commissions	Other Compensation[3]
MFD Distributor, LLC	$ 74,535	$ 3,104	$0	$ 2,076,558

1 Reflects amount paid from front-end sales loads.

2 Reflects amount paid from contingent deferred sales charges.

3 Reflects amount paid under the distribution plans discussed below.

Distribution and Service Plans

Under the Distribution Agreement, the Distributor is obligated to use its best efforts to sell shares of the Trust. Shares of the Trust may be sold by selected broker-dealers (the “Selling Brokers”) which have entered into selling agency agreements with the Distributor. The Distributor accepts orders for the purchase of the shares of the Trust at the NAV next determined, plus any applicable sales charge. In connection with the sale of Class A shares of the Trust, the Distributor and Selling Brokers receive compensation from a sales charge imposed at the time of sale.

The Board of Trustees has also adopted a distribution and service plan with respect to the Trust’s Class A shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Trust will pay service fees for Class A shares at an aggregate annual rate of 0.25% of each fund’s daily net assets attributable to the Class A shares. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders.

The Plan is a “compensation plan” which means that payments under the Plan are based upon a percentage of daily net assets attributable to the Class A shares of each fund, regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event may such payments exceed the maximum allowable fee. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. In the event that fees payable to the Distributor under the Plan are less than the amount of expenses the Distributor incurs under the Plan in any fiscal year, the Distributor may carry these expenses forward, provided, however, that the Board may terminate the Plan and thus the Trust’s obligation to make further payments at any time. Accordingly, the Trust does not treat such expenses as a liability.

A fund may engage in joint distribution activities with other series of the Trust and to the extent the expenses are not allocated to a specific fund, expenses will be allocated based on the fund’s net assets.

The Plan must be approved annually by a majority of the Board, including a majority of the Independent Trustees, who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan, by votes cast in person at meetings called for the purpose of voting on such Plan.

Pursuant to the Plan, at least quarterly, the Distributor provides the Trust with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The Board of Trustees reviews these reports on a quarterly basis to determine their continued appropriateness. With the exception of the Adviser, no “interested persons” of a Fund, as defined in the 1940 Act, and no Independent Trustee of a Fund has a direct or indirect financial interest in the Plan or any related agreement.

The Plan provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Board and the Independent Trustees. The Plan provides that it may be terminated without penalty: (a) by vote of a majority of the Independent Trustees; (b) by a vote of a majority of the votes attributable to a fund’s outstanding Class A shares upon 60 days’ written notice to the Distributor; and (c) automatically in the event of assignment. The Plan further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the votes attributable to the outstanding Class A shares of the funds which has voting rights with respect to the Plan. And finally, the Plan provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of both the Board and the Independent Trustees.

In adopting the Plan, the Board of Trustees concluded that, in its judgment, there is a reasonable likelihood that the Plan will benefit the holders of Class A shares of the funds by increasing overall fund assets. The Board of Trustees determined that shareholders will benefit from an increase in fund assets in several ways, including: (i) providing the Investment Adviser greater presence in the marketplace; (ii) reducing the potential adverse impact of redemptions on the Investment Adviser to carry out each fund’s investment strategy; (iii) increasing each fund’s economies of scale by spreading fixed costs over a larger shareholder base; (iv) simplifying compliance with the diversification rules of the 1940 Act and the Code; and (v) improving the image of the funds, making them more marketable.

37

The table below shows the dollar amounts spent by the Trust under the Plan for the fiscal year ended October 31, 2024 for each of the following items:

Class A Shares
Advertising	0
Printing and mailing of prospectus to other than current shareholders	0
Compensation to underwriters	$31
Compensation to selling brokers	$1,494,985
Compensation to sales personnel	0
Interest, carrying, or other financing charges	0
Total	$1,495,016

The total amount spent under the Class C distribution and service plan, which terminated effective with the conversion of Class C shares into Class A shares, was $581,542 for the year ended October 31, 2024.

BROKERAGE

Madison is responsible for: (1) decisions to buy and sell securities for each of the funds, (2) the selection of brokers and dealers to effect such transactions and (3) the negotiation of brokerage commissions, if any, charged on such transactions.

In general, Madison seeks to obtain prompt and reliable execution of orders at the most favorable prices or yields when purchasing and selling fund securities. In determining the best execution, Madison may take into account a dealer’s operational and financial capabilities, the type of transaction involved, the dealer’s general relationship with Madison and any statistical, research or other services the dealer provides it, including payment for Madison’s use of research services. This may include brokerage and research provided by third parties that is paid for by so-called “soft dollars” earned as a result of fund brokerage transactions (to the extent permitted by law or regulation). Research and statistical information regarding securities may be used by Madison for the benefit of all clients of Madison and its affiliates. Therefore, the funds may not be Madison’s only client that benefits from its receipt of research and brokerage from the brokers and dealers the funds use for their trading needs. However, as a policy matter, Madison will not pay higher commissions to any particular broker that provides it soft dollar brokerage or research benefits than Madison would pay to any other full-service institutional broker that did not provide such benefits (although “full service” commission rates are generally higher than “execution only” commission rates). Madison considers brokerage and research benefits earned through soft dollars in determining whether it is obtaining best execution of securities transactions for the funds. In the event that any non-price factors are taken into account and the execution price paid is increased, it would only be in reasonable relation to the benefit of such non-price factors to the Trust as Madison determines in good faith.

What is the “research” that is paid for with soft dollars? Research refers to services and/or products provided by a broker, the primary use of which must directly assist Madison in its “investment decision-making process” and not in the management of Madison. The term “Investment Decision-Making Process” refers to the quantitative and qualitative processes and related tools Madison uses in rendering investment advice to the funds and its other clients, including financial analysis, trading and risk analysis, securities selection, broker selection, asset allocation, and suitability analysis.

Research may be proprietary or third party. Proprietary research is provided directly from a broker (for example, research provided by broker analysts and employees about a specific security or industry or region, etc.). Third party research is provided by the payment by a broker, in full or in part, for research services provided by third parties. Both types of research may involve electronically provided research and electronic portfolio management services and computer software supporting such research and services.

Typical third party research providers may include, but are not limited to, Bloomberg, Factset, Research Direct, Baseline, Bondedge, Tegus, Bank Credit Analysis, S&P CreditWeek, etc. For example, research may include a tool that helps Madison decide what might happen to the price of a particular bond following a specific change in interest rates. This analytical tool may be considered research because it affects Madison’s decision making process regarding that bond.

Madison may receive from brokers products or services which are used by Madison both for research and for administrative, marketing or other non-research purposes. In such instances, Madison makes a good faith effort to determine the relative proportion of its use of such product/service that is for research. Only that portion of the research aspect of the cost of obtaining such product/service may be paid for using soft dollars. Madison pays the remaining portion of the cost of obtaining the product or service in cash from its own resources.

Although Madison believes that all its clients and those of its affiliates, including the funds, benefit from the research received by it from brokers, Madison may not necessarily use such research or brokerage services in connection with the accounts that paid commissions to or otherwise traded with the brokers providing such research or services in any given period.

Brokers or dealers who execute portfolio transactions for the funds may also sell fund shares; however, any such sales will not be either a qualifying or disqualifying factor in selecting brokers or dealers. Such activity is not considered when making portfolio brokerage decisions.

In addition to transactions on which Madison pays commissions, Madison may also engage in portfolio transactions directly with a dealer acting as a principal. As a result, the transaction will not involve payment of commissions. However, any purchases from an underwriter or selling group could involve payments of fees and concessions to the underwriting or selling group.

38

With respect to the Allocation Funds, shares of underlying funds, except for ETFs, will be purchased in principal transactions directly from the issuer of the underlying fund and brokers will not be used. The Allocation Funds will not incur any commissions or sales charges when they purchase shares of the underlying funds, except for ETFs, as they are traded on securities exchanges.

Madison’s policy and procedures with respect to brokerage is reviewed by the Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing policies and practices may be changed, modified or eliminated without prior notice to shareholders.

For each of the three fiscal years ended October 31, the Trust paid aggregate brokerage commissions as follows:

Fund	2024	2023	2022
Conservative Allocation[1]	$22,187	$27,636	$43,829
Moderate Allocation[1]	47,229	70,201	98,687
Aggressive Allocation[1]	29,819	40,110	54,894
Diversified Income[2]	16,184	77,728	29,498
Tax-Free National	0	0	0
Core Bond	0	0	0
High Quality Bond	0	0	0
Dividend Income	79,865	93,506	75,302
Covered Call & Equity Income	283,872	303,039	138,223
Large Cap	31,360	45,453	51,823
Mid Cap[3]	420,128	85,804	184,305
Small Cap	209,480	206,276	279,127

1Commissions were lower in 2024 and 2023 than prior years due to a reduced trading strategy around asset allocation changes.

2 Commissions were higher in 2023 than current or prior year due to a change in the fund's principal investment strategies on July 31, 2023 to invest in shares of other registered investment companies, including ETFs.

3 Commissions were higher in 2024 versus prior years due to significant cash inflows during the fiscal year.

During the fiscal year ended October 31, 2024, for the funds noted above, the Trust paid $1,140,124 in brokerage commissions to firms for providing research services involving approximately $2,432,031,135 of transactions. The provision of research services was not necessarily a factor in the placement of all of this business with such firms; however, as a general matter, trades may be placed on behalf of the funds with firms that provide research, subject to seeking to achieve best execution and compliance with applicable laws and regulations.

39

The following table indicates for each fund, as applicable, the value of such fund’s aggregate holdings of the securities of its regular brokers or dealers or their parents that derive more than 15% of gross revenues from securities-related activities for the fiscal year ended October 31, 2024:

Fund	Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned	Value Owned as of October 31, 2024
Aggressive Allocation	State Street Corp.	Debt	$1,069,574
Moderate Allocation	State Street Corp.	Debt	$606,546
Conservative Allocation	State Street Corp.	Debt	$761,170
Diversified Income	State Street Corp.	Debt	$3,937,401
High Quality	Bank of America Corp.	Debt	$935,184
High Quality	Chase Securities Inc.	Debt	$752,943
High Quality	Morgan Stanley & Co., Inc.	Debt	$781,263
High Quality	State Street Corp.	Debt	$2,191,809
Core Bond	Bank of America Corp.	Debt	$988,711
Core Bond	Citigroup Inc.	Debt	$989,669
Core Bond	Chase Securities Inc.	Debt	$4,104,390
Core Bond	Morgan Stanley & Co., Inc.	Debt	$1,393,492
Core Bond	RBC Capital Markets	Debt	$402,431
Core Bond	State Street Corp.	Debt	$3,848,303
Core Bond	Wells Fargo & Co.	Debt	$1,940,932
Core Bond	Toronto Dominion Bank	Debt	$288,143
Covered Call & Equity Income	State Street Corp.	Debt	$60,932,574
Dividend Income	Chase Securities Inc.	Equity	$3,772,640
Dividend Income	Morgan Stanley & Co., Inc.	Equity	$6,312,375
Dividend Income	Bank of America Corp.	Equity	$3,717,798
Dividend Income	State Street Corp.	Debt	$2,372,375
Large Cap	State Street Corp.	Debt	$8,805,826
Mid Cap	State Street Corp.	Debt	$109,277,821
Small Cap	State Street Corp.	Debt	$11,927,219

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

The Trust, on behalf of each of the funds, has adopted the proxy voting policies and procedures of Madison, the summary of which may be found in Appendix A hereto. The policies and procedures are used to determine how to vote proxies relating to the funds’ portfolio securities. Included in the policies and procedures are procedures that are used on behalf of the funds when a vote presents a conflict of interest between the interests of: (1) the funds’ shareholders and (2) Madison and the Distributor.

Form N-PX, which contains the proxy voting records for each of the funds for the most recent twelve-month period ended June 30, is available to shareholders upon request at no cost by calling 1-800-877-6089; it is also available on the SEC’s website at www.sec.gov and on the funds’ website at www.madisonfunds.com.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The funds’ portfolio holdings must be adequately protected to prevent the misuse of that information by a third party to the potential detriment of the shareholders. Accordingly, the funds have adopted, and the Board of Trustees has approved, policies and procedures designed to ensure that the disclosure of the funds’ portfolio holdings is in the best interest of the funds’ shareholders in the manner described in the summary of the policies and procedures noted below. Various non-fund advisory clients of Madison may hold portfolio securities substantially similar to those held by the funds. Although Madison has also adopted policies and procedures regarding the selective disclosure of the contents of those other clients’ portfolios and representative account portfolios, those policies and procedures may contain different procedures and limitations than the policies and procedures that apply to the disclosure of the funds’ portfolio holdings.

Disclosure of each fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, on the funds’ website, www.madisonfunds.com, and on Form N-PORT and Form N-CSR, as applicable. These regulatory filings are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Form N-CSR is also available on the funds’ website, www.madisonfunds.com. Each fund’s portfolio holdings are disclosed at month-end on the funds’ website, generally five (5) business days after month-end, and each fund’s top ten holdings are made public on the funds' website on a quarterly basis, typically in fund literature and fact sheets. The Trust may distribute, on a monthly basis, portfolio holdings to mutual fund evaluation services such as Morningstar or Lipper Analytical Services; consultants to retirement plans such as Mercer; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Trust, for the purpose of efficient trading and receipt of relevant research.

40

The funds’ portfolio holdings information may be disseminated more frequently, or as of different periods, than as described above only when legitimate business purposes of the funds are served and the potential and actual conflicts of interest between the interests of fund shareholders and those of the funds’ affiliates are reviewed and considered. Selective disclosures could be considered to serve the legitimate business purposes of the funds if (1) done to further the interests of the funds and (2) the disclosure is not expected to result in harm to the funds (such harm could occur by permitting third parties to trade ahead of, or front run, the funds or to effect trades in shares of the funds with information about portfolio holdings that other potential investors do not have).  For example, the funds may provide portfolio holdings information to certain vendors that provide services that are important to the operations of the funds, or that assist Madison in providing services to the funds or in conducting its investment management business activities in general. Potential and actual conflicts of interest between the funds and their affiliates must also be reviewed and considered.  There may be situations where the disclosure facilitates portfolio management activities or the potential growth of the funds, which could legitimately serve the common interests of both the funds and Madison. However, selective disclosures will not be made for the benefit of Madison or its affiliates unless the disclosure would be in the interests of the funds or, at a minimum, result in no harm to the funds.  The funds may also disclose any and all portfolio information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the funds’ custodians, auditors, investment advisers, administrator, printers, proxy voting services and each of their respective affiliates and advisers. In connection with providing investment advisory services to its clients, Madison may utilize nonproprietary portfolio analytic tools offered by third party service providers to analyze portfolio composition. Madison also provides portfolio information to Morningstar and Lipper (after at least a 30 day lag unless publicly disclosed sooner as described above) for mutual fund analysis.

Neither the Trust, nor Madison or its affiliates, may receive any compensation in connection with an arrangement to make available information about the funds’ portfolio holdings.  Notwithstanding the above, if, in the discretion of the Trust’s Chief Compliance Officer and the applicable portfolio manager(s) for any series of the Trust, more frequent and earlier public dissemination of portfolio holdings (to the Trust’s website) would not harm the Trust and would serve to further the interest of its shareholders (by, for example, encouraging additional investments in the applicable series of the Trust), then such holdings may be made public.

Any exceptions to the above disclosure rules must be pre-approved by the Trust’s Chief Compliance Officer. There can be no assurance that the funds’ policies and procedures on disclosure of portfolio holdings will protect the funds from misuse of such information by individuals or entities that come into possession of the information.  The Trust’s Chief Compliance Officer monitors compliance with the aforementioned policies and procedures and reports any violations to the Board.  The Board will review any disclosure of fund portfolio holdings outside of the permitted disclosure described above on a quarterly basis to ensure the disclosure of information about portfolio holdings is in the best interest of fund shareholders and to address any conflicts between the interests of the fund shareholders and those of Madison or any other fund affiliate.

CODE OF ETHICS

The Trust, Madison and the Distributor have adopted a joint code of ethics under Rule 17j-1 of the 1940 Act that covers the conduct (including the personal securities transactions) of each of their respective officers, trustees and employees.

In general, the code of ethics restricts purchases or sales of securities being purchased or sold, or being considered for purchase or sale, on behalf of the Trust by any person subject to the code. In addition, the code restricts such persons in their purchases of securities in an initial public offering and in private offerings of securities. The code of ethics also establishes certain “blackout periods” during which persons subject to the code, or certain classes of persons, may not effect personal securities transactions. Certain specified transactions are exempt from the provisions of the code of ethics.

The code of ethics generally prohibits employees from engaging in personal securities transactions in any security that a Madison client might trade, except certain de minimis transactions may be exempt. Employees must request preclearance to trade any securities that are not otherwise specifically exempted from this preclearance requirement. Securities exempt from preclearance are mutual funds, including affiliated mutual funds (but not affiliated ETFs), U.S. Treasury securities, and certain other securities identified in the code of ethics. Madison (or its affiliates) may manage accounts of its employees in the same manner as other clients pursuant to a particular model or strategy. When managing employee accounts, in order to address potential conflicts of interest, Madison must trade the employee account at the conclusion of trading of all other clients managed pursuant to the same strategy (including any fund portfolio managed pursuant to a particular strategy) and employee accounts must be managed in the same manner as the applicable strategy model without exceptions. Likewise, employees may establish accounts with independent asset managers and are not required to obtain preclearance for transactions in their accounts as long as Madison’s employees are prohibited from exercising any discretion over the account.

41

SHARES OF THE TRUST

Shares of Beneficial Interest

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Trust without par value. Under the Declaration of Trust, the Board of Trustees has the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Board of Trustees has authorized shares of each of the series or funds described in the prospectus. Additional series may be added in the future. The Declaration of Trust also authorizes the Board of Trustees to classify and reclassify the shares of the Trust, or new series of the Trust, into one or more classes. As of the date of this SAI, the Board of Trustees has authorized the issuance of four classes of shares of the funds, designated as Class A, Class Y, Class I, and Class R6. Additional classes of shares may be offered in the future.

The shares of each class of each fund represent an equal proportionate interest in the aggregate net assets attributable to that class of that fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective class of shares. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by each fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that: (i) the distribution and service fees relating to Class A shares will be borne exclusively by that class; and (ii) each of the share classes will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by the IRS on funds having a multiple-class structure. Similarly, the NAV per share may vary depending on which share class is purchased.

In the event of liquidation, shareholders of each class of each fund are entitled to share pro rata in the net assets of the class of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per dollar value of shares, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable.

Share certificates will not be issued.

Voting Rights

Each shareholder is entitled to one vote for each dollar of net asset value standing in such shareholder's names on the books of the funds. Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Fund shareholders may remove a trustee by the affirmative vote of at least two-thirds of the Trust’s votes attributable to the outstanding shares and the Board of Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the votes attributable to the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of Trustees holding office were elected by the shareholders, the Board will call a special meeting of shareholders for the purpose of electing Trustees.

Limitation of Shareholder Liability

Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (“DSTA”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust has been organized under the DSTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the Trust’s shareholders could possibly be subject to personal liability.

To guard against this risk, the Declaration of Trust: (1) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its trustees; (2) provides for the indemnification out of fund property of any shareholders held personally liable for any obligations of the Trust or any fund; and (3) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DSTA, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder is remote.

Limitation of Trustee and Officer Liability

The Declaration of Trust further provides that the Trust shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

 42

Limitation of Interseries Liability

All persons dealing with a fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither Trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a fund or the Trust. No fund is liable for the obligations of any other fund. Since the funds use one combined statutory prospectus, however, it is possible that one fund might become liable for a misstatement or omission in the prospectus regarding another fund with which its disclosure is combined.

NET ASSET VALUE OF SHARES

The NAV per share for all classes of shares is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m., Eastern Time) on each day on which the New York Stock Exchange is open for trading. NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities (including shares of other investment companies), cash, receivables, and other assets and subtracting liabilities. Shares will be sold and redeemed at the NAV per share next determined after receipt in good order of the purchase order or request for redemption.

Portfolio Valuation

Equity securities, including closed-end investment companies, ADRs, GDRs and ETFs listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price (“NOCP”)). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price. Debt securities having maturities of 60 days or less are valued on an amortized cost basis, which approximates fair value. Debt securities with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measurements based on valuation technology commonly employed in the market for such investments.

Municipal debt securities are traded via a network among dealers and brokers that connect buyers and sellers. They are valued on the basis of last available bid prices or current market quotations by dealers or pricing services approved by the Trust. There may be little trading in the secondary market for particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange ((the “NYSE”) usually 4:00 p.m. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Because the assets of the Allocation Funds consist primarily of shares of underlying open-end mutual funds, the NAV of each of these funds is determined based on the NAVs of the underlying funds.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange traded options are valued at the mean of the best bid and ask prices across all option exchanges. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Madison's Pricing Committee (the “Committee”) will estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors are valued at the average of the closing bids obtained daily from at least one dealer.

The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the opinion of the Investment Adviser, do not reflect the current fair value, are appraised at their fair values using procedures adopted by the Board of Trustees pursuant to Rule 2a-5 under the 1940 Act. These procedures designate Madison as the “valuation designee” for the funds, and Madison, in turn, has delegated valuation decisions to the Committee. Securities valued at their fair value entail significantly greater valuation risk than do securities valued at an established market value.

When fair value pricing of securities is employed, the prices of securities used by the funds to calculate NAV may differ from market quotations or NOCP. Because the Allocation Funds primarily invest in underlying open-end mutual funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these funds. However, an underlying open-end mutual fund may need to “fair value” one or more of its investments, which may, in turn, require one or more of the Allocation Funds to do the same because of delays in obtaining the underlying fund’s NAV.

 43

A fund’s investments will be valued at fair value most often in situations in which, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. Fixed income securities either newly issued or not being priced for various reasons by one of our approved pricing sources may also be fair valued. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.

The Committee consists of representatives from various functional areas of Madison and includes representatives from Madison's senior management, portfolio management, operations and compliance teams.

DISTRIBUTIONS AND TAXES

Distributions

It is the intention of the Trust to distribute substantially all of the net income and net capital gains, if any, of each fund thereby avoiding the imposition of any fund-level income or excise tax, as described below. Distributions shall be made in the following manner:

(i)	Distributions of net investment company taxable income, if any, with respect to the Tax-Free National, Core Bond, and Diversified Income Funds will be declared and reinvested monthly in additional full and fractional shares of the respective fund, unless otherwise directed; and

(ii)	Distributions of net investment company taxable income, if any, with respect to the Conservative Allocation, High Quality Bond, Dividend Income and Covered Call & Equity Income Funds will be declared and reinvested quarterly in additional full and fractional shares of the fund, unless otherwise directed; and

(iv)	Distributions of net investment company taxable income, if any, with respect to the Moderate Allocation, Aggressive Allocation, Large Cap, Mid Cap, and Small Cap Funds will be declared and reinvested annually in additional full and fractional shares of the respective fund, unless otherwise directed; and

(v)	All net realized short-term and long-term capital gains of each fund, if any, will be declared and distributed at least annually, but in any event, no more frequently than allowed under SEC rules, to the shareholders of each fund to which such gains are attributable.

Federal Tax Status of the Funds

Qualification as Regulated Investment Company. Each fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by each fund.

Each fund intends to meet the requirements of Subchapter M of the Code applicable to regulated investment companies. In the event a fund fails to qualify as a “regulated investment company” under Subchapter M (and is ineligible for, or chooses not to take advantage of, available remediation provisions), it will be treated as a regular corporation for federal income tax purposes. Accordingly, such fund would be subject to federal income taxes on the full amount of its taxable income and gains, and any distributions that such fund makes would not qualify for the dividends paid deduction. This would increase the cost of investing in such fund for shareholders and would make it more economical for shareholders to invest directly in securities held by such fund instead of investing indirectly in securities through such fund. Given these risks, compliance with the above requirements is carefully monitored by Madison and each fund intends to comply with these requirements as they exist or as they may be modified from time to time.

A fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from an interest in a “qualified publicly traded partnership;” and (2) at the close of each quarter of the fund’s taxable year, (a) at least 50% of the value of the fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the fund may consist of such other securities of any one issuer, and the fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.”

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98.2% of its capital gain net income for the 12-month period ended on October 31 of that calendar year and (3) any ordinary income or net capital gain income not distributed in prior years. To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each fund must make (and the Trust intends that each will make) the foregoing distributions.

 44

Each fund generally will endeavor to distribute (or be deemed to distribute) to its respective shareholders all of such fund’s net investment company taxable income and net capital gain, if any, for each taxable year so that such fund will not incur federal income or excise taxes on its earnings. However, no assurances can be given that these anticipated distributions will be sufficient to eliminate all taxes.

Capital Loss Carryforward. As of October 31, 2024, the following funds had capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. For the Core Bond and the Dividend Income Funds, the inherited losses from mergers are subject to an annual limitation.

	No Expiration Date			No Expiration Date
Fund	Short-Term	Long-Term	Fund	Short-Term	Long-Term
Conservative Allocation	$ 2,271,405	—	Core Bond	$ 580,526	12,131,712
Tax-Free National	—	45,625	Dividend Income	118,226	—
High Quality Bond	339,111	4,779,280

Investments in Foreign Securities. If a fund purchases foreign securities, interest and dividends received by the fund may be subject to income withholding or other taxes imposed by foreign countries and U.S. possessions that could reduce the return on these securities. Tax treaties and conventions between the United States and certain foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a fund would be subject. Also, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The effective rate of foreign tax cannot be predicted since the amount of fund assets to be invested within various countries is uncertain. However, the Trust intends to operate so as to qualify for treaty-reduced tax rates when applicable.

A fund may invest in the stock of certain foreign companies that constitute passive foreign investment companies (“PFICs”). There are several elections available under federal law to determine how the fund’s shareholders will be taxed on PFIC investments. Depending upon the election the fund selects, the fund’s shareholders may be subject to federal income taxes (either capital or ordinary) with respect to a taxable year attributable to a PFIC investment, even though the fund receives no distribution from the PFIC and does not dispose of the PFIC investment during such year, and/or the fund’s shareholders may be subject to federal income taxes upon the disposition of the PFIC investments. Any fund that acquires stock in foreign corporations may limit and/or manage its holdings in PFICs to minimize its tax liability.

If more than 50% of the value of a fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, a fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each fund will report to its shareholders shortly after each taxable year their respective share of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. The Code may limit a shareholder’s ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the fund’s foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Investments with Original Issue Discount. Each fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each fund must meet the 90% distribution requirement to qualify as a regulated investment company and each fund seeks to avoid any imposition of the excise tax, a fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Federal Tax Treatment of Options and Foreign Currency Transactions. Certain option transactions have special tax results for the funds. Expiration of a call option written by a fund will result in short-term capital gain. If the call option is exercised, the fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

If a fund writes options other than “qualified covered call options,” as defined in Section 1092 of the Code, or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

A fund’s investment in Section 1256 contracts, such as most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All Section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a fund.

 45

The preceding rules regarding options and foreign currency transactions may cause a fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a fund as a regulated investment company, the Trust seeks to monitor transactions of each fund, seeks to make the appropriate tax elections on behalf of each fund and seeks to make the appropriate entries in each fund’s books and records when the fund acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Shareholder Taxation

The following discussion applies to all funds, except the Tax-Free National Fund:

●	Distributions. Distributions from a fund’s net investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable as ordinary income whether reinvested or received in cash, unless such distributions are attributable to “qualified dividend” income eligible for reduced federal income tax rates applicable to long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral.

Generally, “qualified dividend” income includes dividends received during the taxable year from certain domestic corporations and “qualified foreign corporations.” PFICs and corporations incorporated in a country that does not have an income tax treaty and an exchange of information program with the U.S. are not qualified foreign corporations. The portion of a distribution that the fund pays that is attributable to qualified dividend income received by the fund will qualify for such treatment in the hands of the non-corporate shareholders of the fund. If a fund has income of which more than 95% was qualified dividends, all of the fund’s dividends will be eligible for the lower rates on qualified dividends. Certain holding period requirements applicable to both the fund and the shareholder also must be satisfied to obtain qualified dividend treatment.

Distributions of non-qualified dividend income, interest income, other types of ordinary income, and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer whether reinvested or received in cash. Distributions paid by each fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares.

In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction available under Section 199A of the Code. The IRS has issued proposed Treasury Regulations that, if finalized as proposed, would permit a dividend or part of a dividend paid by a regulated investment company and reported as a “Section 199A Dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction. Although taxpayers, including the funds, are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change.

Any dividend declared by a fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

●	Dividends Received Deduction. Assuming a fund qualifies as regulated investment company, the dividends received deduction for shareholders of such fund who are corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the fund if such fund were a regular corporation, and to the extent designated by the fund as so qualifying.

The following discussion applies to the Tax-Free National Fund only:

●	Distributions. Shareholders of the fund will be subject to federal income tax on any ordinary net income and net short- or long-term capital gains realized by the fund and distributed to them as regular or capital gains dividends. It does not matter whether the dividend is distributed in cash or in the form of additional shares. Generally, dividends declared by the fund during October, November or December of any calendar year and paid to shareholders before February 1 of the following year will be treated for tax purposes as received in the year the dividend was declared. Exemption from federal income tax of dividends derived from municipal securities does not necessarily result in an exemption under the tax laws of any state or local taxing authority. A shareholder may be exempt from state and local taxes on dividends derived from municipal securities issued by entities located within the shareholder’s state of residence, but the shareholder may be subject to state or local tax on dividends derived from other obligations. Shareholders will receive a breakdown of dividends by state on an annual basis for the Tax-Free National Fund. Shareholders should consult with their own tax advisors about the status of distributions from the fund in their tax jurisdiction.

●	Pass Through of Tax-Exempt Dividends. The Code permits mutual funds with at least 50% of the value of their assets invested in tax-exempt securities as of the close of each fiscal quarter to “flow through” to shareholders the tax-exempt character of the interest paid. The fund intends to qualify under this provision so that dividends paid to shareholders will be treated as “exempt-interest dividends” in the same proportion as the fund’s annual net investment income is derived from tax-exempt sources. This means that, to the extent the fund’s dividends are exempt-interest dividends, shareholders may treat them for federal income tax purposes as if they were interest excluded from gross income.

 46

●	Dividends Received Deduction. No portion of the dividends paid by the fund to shareholders is expected to be eligible for the dividends received deduction for corporation shareholders.

●	Alternative Minimum Tax Considerations. Madison may purchase bonds for the fund on which the interest received may be subject to the federal “alternative minimum tax” (“AMT”) for non-corporate shareholders. Under the Code, interest received on certain otherwise tax-exempt securities is subject to AMT. AMT will apply to interest received on “private activity” bonds issued after August 7, 1986 that are used to finance activities other than those generally performed by governmental units (for example, bonds issued to finance commercial enterprises or reduced interest rate home mortgage loans). Interest income received on AMT bonds will be a “tax preference item” that may make non-corporate shareholders liable for payment of AMT. Deductions and preference items such as state and local taxes, excess depletion and excess intangible drilling costs (in addition to interest on AMT bonds) are among the items that are added to taxable income to determine whether AMT is due in place of ordinary income tax.

●	Distribution of Market Discount. If Madison buys a security for the fund at a “market discount”, the amount of gain earned by the fund when Madison sells it may be considered ordinary taxable income. Such income earned as a result of “market discount” will be distributed to shareholders and may not qualify as tax-exempt.

The following discussion applies to all funds:

●	Gains and Losses on Redemption and Sales. A redemption or sale of fund shares may result in a taxable gain or loss to a shareholder, depending on whether the proceeds are more or less than the shareholder’s basis in the redeemed shares. An exchange of fund shares for shares in any fund of the Trust will have similar tax consequences. Any gain or loss arising from the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain distribution with respect to any share of a fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain distribution, is treated as a long-term capital loss.

●	Deduction of Capital Losses. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

●	Buying a Dividend. Purchasing shares shortly before a distribution may not be advantageous. Since such shares are unlikely to substantially appreciate in value in the short period before the distribution, if the distribution is taxable, it will essentially result in a taxable return of a portion of the purchase price.

●	Reports to Shareholders. The Trust sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts to be included in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.

●	Backup Withholding. If a shareholder does not furnish the Trust with a correct social security number or taxpayer identification number and/or the Trust receives notification from the IRS requiring back-up withholding, the Trust is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds, currently at a rate of 24% for U.S. citizens and residents. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

This section is not intended to be a full discussion of tax laws and the effect of such laws on a fund or an investor. There may be other federal, state, local or foreign tax considerations applicable to a particular fund or investor. Investors are urged to consult their own tax advisors.

MORE ABOUT PURCHASING AND SELLING SHARES

The following discussion expands upon the section entitled “Your Account” in the prospectus.

Share Class Availability and Investment Minimums - Class I and Class R6 Shares

Class I and Class R6 shares are available for purchase with no investment minimum by members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison, and individuals and their immediate family members who are employees, directors, or officers of Madison or its affiliates, provided that the purchase is made in an account held directly with the funds' transfer agent, including non-retirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPS, SARSEPs, SIMPLE IRAs or individual 403(b) plans. For purposes of this policy, the term “immediate family” is defined as the investor's spouse or domestic partner as recognized by applicable state law and children under the age of 21.

The Trust reserves the right to change or waive the funds’ minimum investment requirements and to reject any order to purchase shares (including any purchase by exchange) when in the judgment of Madison, such rejection is in the funds’ best interest.

 47

Offering Price

Shares of each fund are offered at a price equal to their NAV next determined after receipt in good order of the purchase order for such shares (see the “Net Asset Value of Shares” section, above) plus a sales charge which may be imposed either at the time of purchase (for Class A shares only). Class Y, Class I and Class R6 shares are sold without the imposition of a sales charge.

Calculation of the Sales Charge

The sales charge percentage that you pay may be higher or lower than what is disclosed in the prospectus due to standard industry practice to round the public offering price to two decimal places (i.e., to the nearest penny) and rounding the number of shares purchased to three decimal places.

For example, assume that you purchased $10,000 of the Class A shares of the Core Bond Fund.

Prospectus Sales Charge: 4.50%

NAV: $10.04

Offering Price: $10.51 [calculated as $10.04/(1-0.0450) = $10.513089 which rounds to $10.51]

Shares Purchased: 951.475 ($10,000/$10.51 = 951.47478 which rounds to 951.475)

Account Balance: 951.475 x $10.04 (NAV) = $9,552.80

Statement and Confirm Sales Charge:

$10,000 - $9,552.80 = $447.20

$447.20/$10,000 = 4.472%, which rounds to 4.47%

Sales Charge on Class A Shares

Initial Sales Charge. Class A shares are offered at a price that includes an initial “front-end” sales charge that is deducted from your investment at the time you purchase shares. Depending upon the amount you invest, the sales charge may be reduced and/or eliminated for larger purchases. The sales charges applicable to purchases of Class A shares of the funds are described in the prospectus.

Class A shares may be offered without front-end sales charges to various individuals and institutions, or issued or purchased in specific transactions as described in the prospectus. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Sales Charge Reductions. There are several ways investors may combine multiple purchases to reduce Class A sales charges as disclosed in the prospectus and further described below.

Rights of Combination. Purchases may be combined to reduce Class A sales charges if made by:

●	you and your immediate family for your own account(s), including individual retirement, custodial and personal trust accounts;

●	a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account; and

●	groups which qualify for the “Group Investment Program,” described below.

Group Investment Program. Certain qualified pension plans or non-qualified group investment plan participants may be eligible for rights of combination. This would include a 401(k) plan with less than $250,000 in assets and 457(f) plans.

Rights of Accumulation. For the purpose of calculating the sales charge on Class A shares, you may add the current market value of your existing holdings in any fund and class of shares of the Trust (including combinations), to the amount of your next purchase of Class A shares to qualify for reduced sales charges. The current value of existing individual holdings, as of the week prior to your investment, in your variable annuity contract sponsored by TruStage Financial Group, Inc. may also be taken into account to determine your Class A sales charges.

Letter of Intent. The reduced sales charges are also applicable to investments made pursuant to a Letter of Intent (“LOI”), which should be read carefully prior to its execution by an investor, pursuant to which investors make their investment over a period of thirteen (13) months. Such an investment must aggregate at least $25,000 if investing in equity funds or at least $50,000 if investing in bond funds during the 13-month period from the date of the LOI. The LOI period starts on the date on which your first purchase is made toward satisfying the LOI.  Your accumulated holdings (including combination and accumulation as described above) eligible to be aggregated as of the day immediately before the start date of the LOI period may be credited towards satisfying the LOI. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, excluding reinvested dividends and capital gains, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the 13-month period, the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes the Trust to hold in escrow sufficient Class A shares (approximately 5% of the purchase) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes the Trust to act as the investor’s attorney-in-fact to redeem any escrowed shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Trust to sell, any additional shares and may be terminated at any time.

 48

In order to ensure that you receive a reduction or waiver of your Class A sales charge, you need to inform your financial representative or the Trust at the time you purchase shares that you qualify for such a reduction or waiver. If notification is not provided, you may not receive the sales charge discount or waiver to which you are otherwise entitled. The Trust may require evidence, including account statements of all relevant accounts invested in the Trust and reserves the right to request additional documentation, to verify you are eligible for a reduction or waiver of sales charges.

It is possible that a financial intermediary may not, in accordance with its policies and procedures, be able to offer one or more of these reduction or waiver categories. Please consult your financial adviser for further information.

The Funds may terminate or amend the terms of these sales charge reductions or waivers at any time.

Purchase by Exchange

As explained in the prospectus, within an account, you may exchange shares of one fund for shares of the same class of another fund, subject to the minimum investment requirements of the fund purchased, without paying any additional sales charge, if applicable.

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchange Class A shares for Class Y shares - Provided it is eligible to invest in Class Y shares, accounts currently invested in Class A shares may exchange its shares for Class Y shares. Any Class A sales charges eligible accounts previously paid will not be credited back to the accounts.

Exchanging Class A shares or Class Y shares for Class I shares or Class R6 shares - Provided it is eligible to invest in Class I shares or Class R6 shares, a retirement plan or other eligible accounts currently invested in Class A shares or Class Y shares may exchange its shares for Class I shares or Class R6 shares. Any Class A sales charges that the retirement plan or eligible accounts previously paid will not be credited back to the accounts. In addition, members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison, and individuals and their immediate family members who are employees, directors, or officers of Madison or its affiliates invested in Class A shares or Class Y shares may exchange into Class I shares or Class R6 shares in any accounts that are held directly with the funds’ transfer agent, including non-retirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPS, SARSEPs, SIMPLE IRAs or individual 403(b) plans.

Exchanging Class I shares for Class R6 shares - Provided it is eligible to invest in Class I shares, a retirement plan or other eligible accounts currently invested in Class I shares may exchange its shares for Class R6 shares.

Moving between other share classes - If you desire to move your investment between share classes and the particular scenario is not described in this SAI, please contact Madison Funds at 1-800-877-6089 for more information.

Non-reportable transactions - Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, an exchange of shares from one share class of a fund to another share class of the same fund will typically be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by Madison Funds and processed as a single transaction.

Selling Shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting Madison Funds directly, any such request must be signed by the registered shareholders. To contact Madison Funds via overnight mail or courier service, see “How to Contact Us” in the prospectus.

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or a member of the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The funds’ transfer agent reserves the right to require a signature guarantee on any redemptions. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

If you sell shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds equals the dollar amount requested.

Redemption proceeds typically will be paid one business day following receipt and acceptance of a redemption order; provided, however, that payment may take longer than one business day and may take up to seven days as generally permitted by the 1940 Act (e.g., to allow for sufficient time to pass to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared). Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

Redemptions in Kind

Although no fund would normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities held by the fund. Any such securities would be valued for the purposes of making such payment at the same value as used in determining NAV. If the shareholder were to sell portfolio securities received in this fashion, the disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. The Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, each fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the fund’s NAV at the beginning of such period.

 49

Fund’s Right to Redeem

The Fund reserves the right to redeem all or a portion of the shares in an account for operational, legal, and regulatory reasons, including, but not limited to (1) a redemption to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency, (2) a redemption to close an account, or suspend account privileges, features, or services in the case of threatening conduct or harassment, (3) a redemption to freeze an account, or suspend account privileges or features if we believe that doing so may prevent fraud, financial exploitation, or abuse, and/or (4) a redemption in conjunction with a restructuring of Madison’s available investment products as approved by the Board of Directors.

ADDITIONAL INVESTOR SERVICES

The following discussion expands upon the section entitled “Additional Investor Services” in the prospectus.

Automatic Investment Plan

As explained in the prospectus, the Trust makes available to shareholders a systematic investment program. The investments under the program will be drawn on or about the day of the month indicated by the shareholder. Any shareholder’s privilege of making investments through the systematic investment program may be revoked by the Trust without prior notice if any investment by the shareholder is not honored by the shareholder’s financial institution. The program may be discontinued by the shareholder either by calling the Trust or upon written notice to the Trust which is received at least five (5) business days prior to the due date of any investment.

Systematic Withdrawal Plan

As explained in the prospectus, the Trust makes available to shareholders a systematic withdrawal plan. Payments under this plan represent proceeds arising from the redemption of fund shares. The maintenance of a systematic withdrawal plan concurrently with purchases of additional shares of the fund could be disadvantageous to a shareholder because of the sales charges that may be imposed on new purchases. Therefore, a shareholder should not purchase shares of a fund at the same time as a systematic withdrawal plan is in effect for such shareholder with respect to that fund. The Trust reserves the right to modify or discontinue the systematic withdrawal plan for any shareholder on 30 days’ prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the plan at any time by giving proper notice to the Trust.

Systematic Exchange Plan

As explained in the prospectus, the Trust makes available to shareholders a systematic exchange plan. The Trust reserves the right to modify or discontinue the systematic exchange program for any shareholder on 30 days’ prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice to the Trust.

Reinstatement or Reinvestment Privilege

After fund shares have been redeemed, a shareholder has a one-time right to reinvest any part of the proceeds, subject to the minimum investment of the fund, within 90 days of the redemption, at the current NAV. This privilege must be requested in writing when the proceeds are sent to the Trust.

For shareholders who exercise this privilege after redeeming Class A shares, the proceeds may be reinvested in Class A shares without a sales charge in the same fund and account from which the redemption was made.

To protect the interests of other investors in the funds, the Trust may cancel the reinvestment privilege of any parties that, in the opinion of the Trust, are using market timing strategies or making more than five exchanges per owner or controlling party per calendar year above and beyond any systematic or automated exchanges. Also, the Trust may refuse any reinvestment request. The Trust may change or cancel its reinstatement or reinvestment policies at any time.

A redemption or exchange of fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of fund shares will be treated for tax purposes as described under the “Distributions and Taxes” section, above.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees has appointed Deloitte & Touche LLP, independent registered public accounting firm, located at 111 South Wacker Drive, Chicago, Illinois 60606, to perform the annual audits of the funds.

FINANCIAL STATEMENTS

The funds’ audited financial statements, including the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, and financial highlights included in the funds’ Form N-CSR for the fiscal year ended October 31, 2024, are incorporated herein by reference. Copies of the funds’ audited financial statements for the most recent fiscal year may be obtained free of charge by writing to Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083, or by calling 1-800-877-6089.

 50

APPENDIX A - SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Each of the funds has adopted the proxy voting policies and procedures of its investment adviser, Madison Asset Management, LLC (“Madison”).

A summary of the proxy voting policies and procedures or the proxy voting policies and procedures for Madison are found below, and constitute the proxy voting policies and procedures of Madison Funds (the “Trust”).

MADISON ASSET MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

I.	INTRODUCTION

In accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, Madison Investment Holdings, Inc. and affiliates (“Madison” or the “Firm”) has adopted the following proxy voting policies and procedures (the “Policy”). This Policy applies to Madison and anyone acting on its behalf and at its designation, in connection with the voting of proxies. This Policy consists of the policies, procedures and requirements set forth below and will be periodically reviewed and amended as needed. Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in Madison’s Compliance Manual.

II.	DEFINITIONS

Proxy or Proxies as used in this Policy includes the submission of a security holder vote by Proxy instrument, in person at a meeting of security holders or by written consent.

III.	POLICY

This Policy applies to Madison and each of its officers and anyone acting on its behalf and at its designation, in connection with the voting of proxies. This Policy consists of the policies, procedures and requirements set forth below and will be periodically reviewed and amended as needed. It is Madison’s general policy to vote Proxies in the best interest of its clients. Accordingly, Madison will vote all Proxies in a manner intended to promote the client’s investment objectives and to maximize investment returns, while following the investment restrictions and policies of each client, generally, as set forth in the governing documents of the relevant client. Madison will typically vote a security's proxy in accordance with the recommendations of that security's Board of Directors' recommendations, including, but not limited to:

●	Changes in corporate governance;

●	Changes in corporate structure;

●	Appointment of auditors;

●	Social responsibility programs;

●	Compensation plans for executives; and

●	Mergers and acquisitions, as applicable.

Madison will typically vote against shareholder proposals, however, Madison seeks the best of interests of its clients, and is not bound by the recommendations of a security's Board of Directors or the recommendations of any third-party proxy research and voting service.

Madison will use the services of an independent third party (e.g. Glass Lewis or Broadridge) for research, recommendations, and voting services. In the use of such services, Madison will typically vote the actual proxies on behalf of its clients. As discussed herein, where there is a material conflict of interest with a client or material conflict of interest with a client's portfolio holdings, Madison will typically defer to the voting recommendations of the third party proxy research provider, and vote that proxy in accordance with the instructions of the third party proxy voting service provider.

In the event Madison has proxies to vote, there may be instances when the Firm refrains from voting a Proxy, such as when Madison determines that the cost of voting the Proxy exceeds the expected benefit to the client and would not be in the client’s best interest. For example, the cost of voting certain foreign proxies may exceed the benefit to clients. Madison cannot anticipate every situation, and certain issues are better handled on a case-by-case basis. Proxy voting decisions are generally made by the relevant Madison Portfolio Management teams with knowledge of the security and coordinated by Madison operations personnel.

In cases where a proxy will not be voted or, as described below, voted against the Board of Directors’ recommendation, Madison’s policy is to make a notation to the file containing the records for such security explaining the Firm’s action or inaction, as the case may be. The majority of clients have elected that Madison vote the proxies on their behalf. The Firm votes client proxies in one of two ways. Proxy votes are either cast through Proxy Edge, a service which provides notification of proxy meetings and establishes voting through their electronic platform, or votes are made through proxyvote.com for those accounts which have not yet been set up on Proxy Edge.

IV.	ADMINISTRATION

The CCO will be responsible for the following:

1.	Overall compliance with this Policy; and
2.	Reviewing and updating the Policy, as appropriate.

 A-1

IV.	MATERIAL CONFLICTS OF INTEREST

In the event Madison determines there is or may be a material conflict of interest between Madison and a client or client's portfolio holdings when voting Proxies, Madison will seek to resolve the issue in the best interest of its client. Madison will address such actual or potential material conflicts of interest using one of the following procedures:

1.	Madison may vote the Proxy using the established objective policies described herein;
2.	Madison may engage a third party to recommend a vote with respect to the Proxy based on application of the policies set forth herein or Madison may bring the Proxy to senior management of the Firm to make a determination; or
3.	Madison may employ such other method as is deemed appropriate under the circumstances, given the nature of the conflict.

Although it is not likely, in the event there is a conflict of interest between Madison and a client in connection with a material proxy vote, Madison will typically employ the services of an independent third party proxy services firm to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

In the absence of any conflict, if any member of the relevant Portfolio Management team determines that it would be in the clients’ best interests to vote against management recommendations (or, for Madison Scottsdale, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the management team, or any subcommittee appointed by the management team from among its members, to ratify the decision to stray from the general policy of voting with management. Such ratification need not be in writing.

VI.	DISCLOSURES

Madison will make the following disclosures to clients:

1.	Upon request by a client, a copy of the Policy;
2.	On the Funds’ websites (the Proxy voting record for Proxies voted on behalf of the client); and
3.	Upon request by a client, the Proxy voting record for Proxies voted on behalf of the client.

VII.	RECORDKEEPING

Madison will keep the following records, if applicable:

1.	A copy of the Policy;
2.	A copy of each Proxy statement received with respect to client portfolio securities, except when a Proxy statement is available on the SEC’s EDGAR public filing system, Madison may rely on that filing in lieu of keeping its own copy;
3.	A record of each Proxy vote cast by Madison on behalf of a client;
4.	A record of each Proxy vote Madison refrained from voting on behalf of a client;
5.	A copy of any document prepared by Madison that was material to a Proxy voting decision; and
6.	A copy of each written client request for information regarding how Madison voted Proxies on behalf of clients and any written response by Madison to any client requests shall be maintained in such client’s file.

Madison has retained the services of Proxy Edge to maintain the records of the proxy votes cast on behalf of clients. To the extent the Firm votes any proxies outside of this service, then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.

VIII.	AMENDMENTS

This Policy may be amended from time to time by the CCO.

July 2024

 A-2

PART C
OTHER INFORMATION

Madison Funds

Item 28. Exhibits

See “Exhibit Index.”

Item 29. Persons Controlled by or Under Common Control With Registrant

None.

Item 30. Indemnification

As a Delaware statutory trust, Registrant’s operations are governed by its Amended and Restated Declaration of Trust dated February 28, 2025 (the “Declaration of Trust”). Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the “DSTA”) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant’s Declaration of Trust expressly provides that it has been organized under the DSTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant’s shareholders could be subject to personal liability.

To protect Registrant’s shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant’s business and the nature of its assets, the risk of personal liability to a shareholder is remote.

The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Registrant also maintains directors’ and officers’ liability insurance for the benefit of Registrant’s trustees and as well as the officers and directors of the Registrant’s investment adviser and its affiliates (referred to as an “Insured” or the “Insureds”). The policy does not protect against any liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of an Insured’s office.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to any provision of the Registrant’s Declaration of Trust, the Registrant and its officers and Trustees have been advised that in the opinion of the Securities and Exchange Commission (the “SEC”), such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by an Insured in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, subject to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

The investment adviser for Registrant is Madison Asset Management, LLC (“MAM”). See the section in Part A entitled “Investment Adviser” for a more complete description.

To the best of Registrant’s knowledge, none of the officers and directors of MAM is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years (other than their association with MAM and its affiliates, including Madison Investment Holdings, Inc. (“MIH”)). See the section in Part B entitled “Management of the Trust – Trustees and Officers” for more information regarding the officers and directors of MAM. Also refer to Part IA of MAM’s Uniform Application for Investment Advisor Registration on Form ADV, as filed with the SEC.

Item 32. Principal Underwriter

a.	MFD Distributor, LLC (“MFD”), a registered broker-dealer, is the principal distributor of Registrant’s shares. MFD does not act as principal underwriter, distributor, depositor or investment adviser for any investment company other than Registrant and the Ultra Series Fund. The principal business address for MFD is 550 Science Drive, Madison, WI 53711. MFD is a wholly owned subsidiary of MIH.

b.	The officers and directors of MFD are as follows:

Name and Principal Business Address	Positions and Offices with the Underwriter	Positions and Offices with Registrant
Steven A. Carl 550 Science Drive Madison, WI 53711	Chief Executive Officer & Chief Business Development Officer	None
Timothy I. McDowell 550 Science Drive Madison, WI 53711	Chief Compliance Officer, Principal Operations Officer, Principal Financial Officer/ General Securities Principal	None

c.	There have been no commissions or other compensation paid by Registrant to unaffiliated principal underwriters.

Item 33. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by:

a.	Madison Asset Management, LLC 550 Science Drive Madison, WI 53711

b.	MFD Distributor, LLC

550 Science Drive

Madison, WI 53711

c.	SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”) 2000 Crown Colony Drive Quincy, MA 02169

d.	State Street Bank & Trust Company 801 Pennsylvania Kansas City, MO 64105

Item 33. Management Services

Not applicable.

Item 34. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of the Registrations Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin, on this 28th day of February, 2025.

Madison Funds

By:	/s/ Patrick F. Ryan

Patrick F. Ryan

President

Pursuant to the requirements of the Securities Act, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.

Signatures	Title	Date

/s/ Patrick F. Ryan	President (Principal Executive Officer)	February 28, 2025
Patrick F. Ryan

/s/ Greg D. Hoppe	Chief Financial Officer (Principal Financial	February 28, 2025
Greg D. Hoppe	Officer & Principal Accounting Officer)

/s/ Jill Friedow	Interested Trustee	February 28, 2025
Jill Friedow

*	Trustee	February 28, 2025
Steven P. Riege

*	Trustee	February 28, 2025
Richard E. Struthers

*	Trustee	February 28, 2025
Scott C. Jones

*
Anita M. Zagrodnik	Trustee	February 28, 2025

*By: /s/ Steven J. Fredricks

Steven J. Fredricks

*Pursuant to Power of Attorney (see Exhibit (q) to this Registration Statement)

EXHIBIT INDEX

	Exhibit	Incorporated by Reference to	Filed Herewith
(a.1)	Amended and Restated Declaration of Trust dated February 28, 2025		X

(a.2)	Certificate of Trust	PEA No. 23 to this Form N-1A Registration Statement filed on December 26, 2007

(a.3)	Amendment to Certificate of Trust	PEA No. 78 to this Form N-1A Registration Statement filed on June 15, 2020

(b)	Not Applicable

(c)	Incorporated by reference to the Declaration of Trust

(d.1)	Investment Advisory Agreement between Madison Funds and Madison Asset Management, LLC dated February 28, 2025		X

(e.1)	Distribution Agreement with MFD Distributor, LLC dated December 1, 2023	PEA No. 86 to this Form N-1A Registration Statement filed on February 28, 2024

(e.2)	Form of Dealer Agreement and 22c-2 Addendum (as revised effective June 15, 2022)	PEA No. 85 to this Form N-1A Registration Statement filed on February 24, 2023

(f)	Not Applicable

(g.1.a)	Custodian Agreement with State Street Bank and Trust Company dated January 1, 2013	PEA No. 38 to this Form N-1A Registration Statement filed on February 28, 2013

(g.1.b)	Amendment to Custodian Agreement with State Street Bank and Trust Company dated March 1, 2021	PEA No. 83 to this Form N-1A Registration Statement filed on December 13, 2021

(h.1.a)	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. dated January 1, 2013	PEA No. 38 to this Form N-1A Registration Statement filed on February 28, 2013

(h.1.b)	Amendment to TA and Service Agreement dated November 2, 2016	PEA No. 54 to this Form N-1A Registration Statement filed on February 14, 2017

(h.1.c)	Amendment to TA and Service Agreement dated November 3, 2016	PEA No. 54 to this Form N-1A Registration Statement filed on February 14, 2017

(h.1.d)	Amendment to TA and Service Agreement dated April 9, 2021	PEA No. 83 to this Form N-1A Registration Statement filed on December 13, 2021

(h.2)	Amended and Restated Services Agreement with MAM dated February 28, 2025		X

(h.3)	Securities Lending Agreement with State Street Bank and Trust Company dated January 2018	PEA No. 70 to this Form N-1A Registration Statement filed on February 28, 2018

	Exhibit	Incorporated by Reference to	Filed Herewith
(h.4)	Operating Expense Limitation Agreement with Madison Asset Management, LLC dated February 28, 2025		X

(i.1)	Opinion and Consent of Sutherland, Asbill & Brennan LLP dated November 12, 1997	Pre-Effective Amendment No. 2 to this Form N-1A Registration Statement filed on November 12, 1997 (Exhibit 10)

(i.2)	Opinion and Consent of Sutherland, Asbill & Brennan LLP dated February 17, 2000	PEA No. 5 to this Form N-1A Registration Statement filed on February 23, 2000 (Exhibit i)

(i.3)	Opinion and Consent of Sutherland, Asbill & Brennan LLP dated February 22, 2001	PEA No. 7 to this Form N-1A Registration Statement filed on February 23, 2001 (Exhibit i)

(i.4)	Opinion and Consent of Steven R. Suleski dated February 28, 2008	PEA No. 24 to this Form N-1A Registration Statement filed on February 28, 2008

(i.5)	Opinion and Consent of Godfrey & Kahn S.C. dated December 13, 2021	PEA No. 83 to this Form N-1A Registration Statement filed on December 13, 2021

(j)	Consent of Deloitte & Touche LLP		X

(k)	Not Applicable

(l.1)	Subscription Agreement with CUNA Mutual Insurance Society dated November 7, 1997	Pre-Effective Amendment No. 2 to this Form N-1A Registration Statement filed on November 12, 1997 (Exhibit 13a)

(l.2)	Subscription Agreement with CUNA Mutual Life Insurance Company dated November 7, 1997	Pre-Effective Amendment No. 2 to this Form N-1A Registration Statement filed on November 12, 1997 (Exhibit 13b)

(l.3)	Subscription Agreement with CUNA Mutual Life Insurance Company dated February 19, 2001	PEA No. 7 to this Form N-1A Registration Statement filed on February 23, 2001 (Exhibit l.5)

(l.4)	Subscription Agreement with CUNA Mutual Life Insurance Company dated June 16, 2006	PEA No. 17 to this Form N-1A Registration Statement filed on December 8, 2006

(l.5)	Subscription Agreement with CUNA Mutual Life Insurance Company dated November 30, 2006	PEA No. 17 to this Form N-1A Registration Statement filed on December 8, 2006

(l.6)	Subscription Agreement with CUMIS Insurance Society, Inc. dated November 7, 1997	PEA No. 2 to this Form N-1A Registration Statement filed on February 10, 1999 (Exhibit l.3)

(l.7)	Subscription Agreement with CUMIS Insurance Society, Inc. dated February 17, 2007	PEA No. 5 to this Form N-1A Registration Statement filed on February 23, 2000 (Exhibit l.4)

(l.8)	Subscription Agreement with MEMBERS Capital Advisors, Inc. dated December 17, 2007	PEA No. 23 to this Form N-1A Registration Statement filed on December 26, 2007

	Exhibit	Incorporated by Reference to	Filed Herewith
(l.9)	Subscription Agreement with Frank Burgess dated October 30, 2009	PEA No. 28 to this Form N-1A Registration Statement filed on December 22, 2009

(l.10)	Subscription Agreement with MAM effective April 19, 2013	PEA No. 37 to this Form N-1A Registration Statement filed on January 2, 2013

(l.11)	Subscription Agreement with MAM effective September 23, 2013	PEA No. 43 to this Form N-1A Registration Statement filed on July 8, 2013

(l.12)	Subscription Agreement with MAM effective May 27, 2020	PEA No. 76 to this Form N-1A Registration Statement filed on May 29, 2020

(I.13)	Subscription Agreement with MAM effective August 6, 2020	PEA No. 79 to this Form N-1A Registration Statement filed on August 6, 2020

(I.14)	Subscription Agreements with MAM effective February 22, 2021	PEA No. 81 to this Form N-1A Registration Statement filed on February 25, 2021

(I.15)	Subscription Agreements with MAM effective December 14, 2021	PEA No. 83 to this Form N-1A Registration Statement filed on December 13, 2021

(I.16)	Subscription Agreements with MAM effective February 24, 2022	PEA No. 84 to this Form N-1A Registration Statement filed on February 24, 2022

(m)	Amended and Restated Distribution and Service Plan for Class A Shares dated June 1, 2020	PEA No. 76 to this Form N-1A Registration Statement filed on May 29, 2020

(n)	Amended and Restated Plan for Multiple Classes of Shares (Pursuant to Rule 18f-3) dated February 28, 2025		X

(o)	Reserved

(p.1)	Madison Investment Holdings, Inc., Madison Investment Advisors, LLC, Madison Asset Management, LLC, MFD Distributor, LLC and Madison Funds Code of Ethics effective October 1, 2024		X

(q)	Powers of Attorney for each Trustee of Madison Funds		X

X       Filed herewith.